UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center, Minneapolis, MN 55474

(Address of principal executive offices) (Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-612-671-1947

Date of fiscal year end: August 31

Date of reporting period: August 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Annual Report August 31, 2012

Columbia Marsico Flexible Capital Fund

Columbia Marsico Flexible Capital Fund

President’s Message

Dear Shareholders,

On the heels of solid gains for stocks during the first quarter, U.S. stock market averages fell in the second quarter as uncertainty mounted regarding the fate of the eurozone and other real concerns. On the last day of the quarter, an announcement that European leaders had agreed to relieve short-term funding pressure on Italy and Spain and to back a plan heading toward a banking union raised hopes that a longer term solution was achievable. The announcement lifted stocks around the world. However, it was a losing quarter for most stock markets as economic data disappointed in the United States and growth in Europe and emerging markets slowed. China, which has been a key driver of worldwide growth over the past decade, has experienced a significant slowdown, and its declining demand for raw materials has had a chilling effect on world commodity markets.

Against a backdrop of rising uncertainty and a declining stock market, bond investors turned cautious. U.S. Treasuries were the quarter’s strongest performers. Total returns on long-dated Treasuries surged late last year, sank from mid-December to mid-March then soared through the end of the quarter. By contrast, European sovereign bonds lost value as interest rates rose and concerns about the eurozone’s fiscal health mounted.

Despite these continued challenges, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>	detailed up-to-date fund performance and portfolio information

>	economic analysis and market commentary

>	quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Marsico Flexible Capital Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Marsico Flexible Capital Fund

Performance Overview

Performance Summary

>	Columbia Marsico Flexible Capital Fund (the Fund) Class A shares returned 17.63% excluding sales charges for the 12-month period ended August 31, 2012.

>	The Fund modestly underperformed its benchmark, the S&P 500 Index, which returned 18.00% over the same period.

>	Sector allocation benefited performance, as did stock selection in technology, materials and energy. However, stock selection in the consumer discretionary and industrials sector hampered results.

Average Annual Total Returns (%) (for period ended August 31, 2012)
	Inception	1 Year	Life
Class A	09/28/10
Excluding sales charges		17.63	15.03
Including sales charges		10.83	11.55
Class C	09/28/10
Excluding sales charges		16.76	14.12
Including sales charges		15.76	14.12
Class I	09/28/10	18.08	15.22
Class R	09/28/10	17.31	14.65
Class Z	09/28/10	17.83	15.31
S&P 500 Index		18.00	13.54

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2012

Columbia Marsico Flexible Capital Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 28, 2010 — August 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico Flexible Capital Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012	3

Columbia Marsico Flexible Capital Fund

Manager Discussion of Fund Performance

Portfolio Management

Marsico Capital Management, LLC

Morningstar Style Box™

The Morningstar Style Box™ is based on the fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

For the 12-month period that ended August 31, 2012, the Fund’s Class A shares returned 17.63% excluding sales charges. The Fund modestly underperformed its benchmark, the S&P 500 Index, which returned 18.00% during the same time period. Sector allocation generally benefited performance versus the index, as did stock selection in technology, materials and energy. Stock selection in the consumer discretionary and industrials sectors hampered results.

Strong Market Advance Despite Economic Uncertainty

Europe’s debt problems and an uncertain outlook for the global economy dominated world headlines over the past year. The pace of U.S. economic growth slowed to 2.0% in the first quarter of 2012, as measured by gross domestic product, and second quarter growth was just 1.3%. Job growth was strong early in 2012, but has been uneven over the past few months. A July rebound in the number of new jobs added to the U.S. labor market raised hopes that the second half would be stronger than the first. However, the August jobs figure was lower than expected and manufacturing activity — the one consistent bright spot throughout this recovery — has slipped. A widely followed measure of consumer confidence from The Conference Board rose in the first half of the period, then generally fell in the second half in response to shifting economic prospects. The housing market emerged as the one bright spot in the U.S. economy. Year-over-year sales improved, inventories tightened and prices stabilized somewhat.

Against this backdrop, the U.S. stock market began the period on the upswing. Larger-cap, more defensive stocks led the rally, which broadened to include mid- and small-caps into 2012 on solid corporate earnings, a better housing market and growing investor confidence. Volatility increased in the spring as worries over the sovereign debt problems in Europe and the economy at home resurfaced. Stock prices fell sharply in the second quarter of 2012 before regaining ground in final months of the reporting period.

Sector Positioning Generally Enhanced Performance

The Fund’s exposure to the consumer discretionary sector was more than double the index, which aided results significantly because consumer discretionary stocks were strong performers during the period. In addition, we did well to underweight the weaker performing energy, materials, utilities and health care sectors. However, an elevated cash level, which we maintain as a buying reserve and as a defensive measure against adverse market conditions, partially offset the positive impact of these allocations. Cash accounted for approximately 10% of assets, on average, for the Fund during a period of strongly rising stock prices. (The index holds no cash.) However, some of the cash was redeployed by the end of the period as we identified compelling companies that appear to be capable of growing their businesses even in a slow-growth environment.

Fund Activity

During the period, we modestly increased the Fund’s exposure to financials, telecommunication services and information technology stocks and lowered exposure to the consumer staples sector. A small fixed-income position was maintained, as we found more attractive opportunities in U.S. equities. Index put options were employed on a few occasions as a means of hedging a portion of the Fund’s equity exposure when equity market conditions turned volatile. The net effect of these transactions detracted slightly from performance.

4	Annual Report 2012

Columbia Marsico Flexible Capital Fund

Manager Discussion of Fund Performance (continued)

Solid Gains from Technology, Materials, Energy and Financials

In the technology sector, software company Solar Winds, Apple and financial transaction processor Visa generated strong gains for the Fund and positive results relative to the benchmark as all three were overweighted in the portfolio. In the materials and energy sectors, the Fund gained additional ground with two stocks that were not included in the index. Lyondell Basell Industries, a manufacturer of specialty materials used in industrial applications posted strong gains in the materials sector. In the energy sector, Targa Resources, a leading provider of natural gas services and a stock that was not included in the index, posted a sizeable gain prior to being sold from the Fund. In the financials sectors, both Capital One Financial and US Bancorp posted solid returns. These gains were amplified for the Fund because it had more exposure to them than did the index.

Consumer Discretionary and Industrials Disappointed

Both the consumer discretionary and industrials sectors, which are considered cyclical by nature, meaning that profits tend to correlate with economic prospects, came under pressure as concerns regarding slower global growth mounted. Within consumer discretionary, Deckers Outdoor, manufacturer of UGG and Teva-brand shoes, luxury goods provider Compagnie Financiere Richemont and China’s largest budget hotel chain, Home Inns & Hotel Management, each posted steep losses prior to being sold from the Fund. None of these stocks were represented in the index. In the industrials sector, two other out-of-index holdings, Sensata Technologies Holding, a leading global industrial technology company, and Jardine Matheson Holdings, a diversified business group focused principally on Asia, each posted negative returns. The position in Jardine Matheson was sold during the period.

A position in Green Mountain Coffee Roasters also experienced a sharp decline prior to being sold from the portfolio. The company was buffeted by concerns regarding higher-than-anticipated rates of warranty expense on sales returns announced late in 2011 and questions as to whether the company could sustain its very strong growth rate.

Looking Ahead

U.S. equity valuations appear to be attractive on both an absolute and relative basis and the Fund holds a significant portion of its net assets in U.S. equities. The Fund’s fixed income securities currently represent a relatively small percentage of the Fund’s net assets and span several different industries, each of which we believe to offer equity-like return potential. With these observations in mind, we plan to continue to focus on companies with solid top-line revenues and unique products that we believe are capable of growing faster than their competitors and the overall market. We also are sensitive to valuation, meaning we seek to avoid “over-paying” for that forecasted revenue growth.

Portfolio Breakdown (%) (at August 31, 2012)
Common Stocks	86.2
Consumer Discretionary	23.6
Consumer Staples	1.7
Energy	5.5
Financials	16.8
Health Care	6.4
Industrials	9.2
Information Technology	19.0
Materials	2.2
Telecommunication Services	1.8
Corporate Bonds & Notes	4.9
Consumer Discretionary	1.0
Financials	0.2
Industrials	1.2
Telecommunication Services	2.5
Money Market Funds	7.6
Preferred Stocks	1.2
Financials	1.2
Rights	0.0	(a)
Warrants	0.1
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to less than 0.1%.

Top Ten Holdings (%) (at August 31, 2012)
Apple, Inc.	8.7
Express Scripts Holding Co.	3.8
TJX Companies, Inc.	3.3
WW Grainger, Inc.	3.1
AutoZone, Inc.	3.1
U.S. Bancorp	3.0
Lowe’s Companies, Inc.	3.0
Kinder Morgan, Inc.	2.9
Capital One Financial Corp.	2.7
Stanley Black & Decker, Inc.	2.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2012	5

Columbia Marsico Flexible Capital Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2012 – August 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,050.90	1,017.60	7.73	7.61	1.50
Class C	1,000.00	1,000.00	1,047.40	1,013.83	11.58	11.39	2.25
Class I	1,000.00	1,000.00	1,053.40	1,020.01	5.26	5.18	1.02
Class R	1,000.00	1,000.00	1,050.40	1,016.54	8.81	8.67	1.71
Class Z	1,000.00	1,000.00	1,052.50	1,018.85	6.45	6.34	1.25

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2012

Columbia Marsico Flexible Capital Fund

Portfolio of Investments

August 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 86.1%
Issuer	Shares	Value ($)

Consumer Discretionary 23.6%
Automobiles 0.6%

Tesla Motors, Inc.(a)	27,580	786,581

Internet & Catalog Retail 3.9%

Amazon.com, Inc.(a)	2,873	713,165

Liberty Interactive Corp., Class A(a)	146,330	2,669,059

Liberty Ventures, Class A(a)	7,316	336,463

priceline.com, Inc.(a)	2,318	1,401,393

Total		5,120,080

Media 6.4%

British Sky Broadcasting Group PLC	115,625	1,397,160

Liberty Global, Inc., Class A(a)	46,754	2,584,094

Television Broadcasts Ltd.	173,000	1,251,127

Viacom, Inc., Class B	62,943	3,147,779

Total		8,380,160

Specialty Retail 10.7%

AutoZone, Inc.(a)	10,447	3,778,053

GNC Holdings, Inc., Class A	67,860	2,636,361

Lowe’s Companies, Inc.	125,969	3,587,597

TJX Companies, Inc.	87,064	3,986,661

Total		13,988,672

Textiles, Apparel & Luxury Goods 2.0%

Nike, Inc., Class B	27,720	2,698,819

Total Consumer Discretionary		30,974,312

Consumer Staples 1.7%
Food & Staples Retailing 0.3%

Natural Grocers By Vitamin C(a)	18,405	395,339

Food Products 1.4%

Danone SA	30,087	1,875,142

Total Consumer Staples		2,270,481

Energy 5.5%
Energy Equipment & Services 1.8%

Halliburton Co.	73,767	2,416,607

Oil, Gas & Consumable Fuels 3.7%

Concho Resources, Inc.(a)	14,316	1,284,718

Kinder Morgan, Inc.	98,001	3,505,496

Total		4,790,214

Total Energy		7,206,821

Financials 16.7%
Capital Markets 1.6%

CETIP SA — Mercados Organizados	52,900	676,267

Common Stocks (continued)
Issuer	Shares	Value ($)

Greenhill & Co., Inc.	32,224	1,406,578

Total		2,082,845

Commercial Banks 4.8%

Standard Chartered PLC	61,453	1,357,801

U.S. Bancorp	109,029	3,642,659

Wells Fargo & Co.	37,904	1,289,873

Total		6,290,333

Consumer Finance 2.4%

Capital One Financial Corp.	57,359	3,242,504

Insurance 2.0%

AIA Group Ltd.	752,600	2,596,263

Real Estate Investment Trusts (REITs) 1.6%

Unibail-Rodamco SE	10,113	2,062,569

Real Estate Management & Development 4.3%

BR Malls Participacoes SA	85,200	1,066,941

Global Logistic Properties Ltd.	1,380,000	2,628,443

Hang Lung Properties Ltd.	583,000	2,001,321

Total		5,696,705

Total Financials		21,971,219

Health Care 6.3%
Health Care Providers & Services 4.3%

Express Scripts Holding Co.(a)	72,703	4,552,662

Odontoprev SA	199,300	1,075,095

Total		5,627,757

Pharmaceuticals 2.0%

Abbott Laboratories	40,974	2,685,436

Total Health Care		8,313,193

Industrials 9.2%
Aerospace & Defense 1.6%

TransDigm Group, Inc.(a)	14,811	2,053,101

Electrical Equipment 1.3%

Sensata Technologies Holding NV(a)	58,610	1,760,058

Machinery 2.4%

Stanley Black & Decker, Inc.	48,522	3,191,777

Trading Companies & Distributors 2.9%

WW Grainger, Inc.	18,389	3,787,399

Transportation Infrastructure 1.0%

Hutchison Port Holdings Trust Unit	1,768,000	1,238,321

Total Industrials		12,030,656

Information Technology 19.0%
Communications Equipment 2.5%

Palo Alto Networks, Inc.(a)	11,537	742,752

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	7

Columbia Marsico Flexible Capital Fund

Portfolio of Investments (continued)

August 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

QUALCOMM, Inc.	40,696	2,501,176

Total		3,243,928

Computers & Peripherals 9.0%

Apple, Inc.	15,799	10,510,127

Seagate Technology PLC	41,044	1,313,818

Total		11,823,945

Internet Software & Services 1.9%

Equinix, Inc.(a)	5,294	1,046,359

Google, Inc., Class A(a)	2,016	1,381,142

Total		2,427,501

IT Services 3.6%

Accenture PLC, Class A	43,803	2,698,265

Visa, Inc., Class A	16,199	2,077,522

Total		4,775,787

Software 2.0%

SolarWinds, Inc.(a)	48,447	2,658,771

Total Information Technology		24,929,932

Materials 2.2%
Chemicals 2.2%

LyondellBasell Industries NV, Class A	58,044	2,834,869

Total Materials		2,834,869

Telecommunication Services 1.9%
Diversified Telecommunication Services 1.9%

Ziggo NV	77,534	2,422,453

Total Telecommunication Services		2,422,453

Total Common Stocks
(Cost: $97,456,015)		112,953,936

Preferred Stocks 1.2%
Financials 1.2%
Commercial Banks 1.2%

First Niagara Financial Group, Inc., 8.625%	50,068	1,500,037

Total Financials		1,500,037

Total Preferred Stocks		1,500,037
(Cost: $1,251,700)

Rights —%
Consumer Discretionary — %
Internet & Catalog Retail —%

Liberty Ventures, Inc.(a)(c)	2,439	25,780

Total Consumer Discretionary		25,780

Total Rights		25,780
(Cost: $—)

Warrants 0.1%
Issuer		Shares		Value ($)

Energy 0.1%
Oil, Gas & Consumable Fuels 0.1%

Kinder Morgan, Inc.(a)			47,809	150,599

Total Energy				150,599

Total Warrants				150,599
(Cost: $91,076)

Corporate Bonds & Notes(d) 4.9%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Aerospace & Defense 1.2%
TransDigm, Inc.
12/15/18	7.750%		1,444,000	1,608,255

Gaming 0.5%
Marina District Finance Co, Inc.
10/15/15	9.500%		645,000	638,550

Media Cable 0.5%
Ziggo Bond Company Bv(b)
05/15/18	8.000%	EUR	460,000	635,000

Media Non-Cable 0.4%
Nielsen Finance LLC/Co.
10/15/18	7.750%		490,000	551,250

REITs 0.2%
CBRE Services, Inc.
06/15/17	11.625%		187,000	210,375

Wireless 2.1%
Crown Castle International Corp. Senior Unsecured
11/01/19	7.125%		2,508,000	2,733,720

Total Corporate Bonds & Notes				6,377,150
(Cost: $5,986,937)

Money Market Funds 7.6%
		Shares		Value ($)

Columbia Short-Term Cash Fund, 0.164%(e)(f)			10,008,867	10,008,867

Total Money Market Funds
(Cost: $10,008,867)				10,008,867

Total Investments
(Cost: $114,794,595)				131,016,369

Other Assets & Liabilities, Net				189,315

Net Assets				131,205,684

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Marsico Flexible Capital Fund

Portfolio of Investments (continued)

August 31, 2012

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2012, the value of these securities amounted to $635,000 or 0.48% of net assets.

(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2012, the value of these securities amounted to $25,780, which represents less than 0.1% of net assets.

(d)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(e)	The rate shown is the seven-day current annualized yield at August 31, 2012.

(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	26,506,011	187,183,558	(203,680,702)	10,008,867	25,020	10,008,867

Currency Legend

EUR	Euro

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Marsico Flexible Capital Fund

Portfolio of Investments (continued)

August 31, 2012

Fair Value Measurements (continued)

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	28,326,025	2,648,287	—	30,974,312

Consumer Staples	395,339	1,875,142	—	2,270,481

Energy	7,206,821	—	—	7,206,821

Financials	11,324,822	10,646,397	—	21,971,219

Health Care	8,313,193	—	—	8,313,193

Industrials	10,792,335	1,238,321	—	12,030,656

Information Technology	24,929,932	—	—	24,929,932

Materials	2,834,869	—	—	2,834,869

Telecommunication Services	—	2,422,453	—	2,422,453

Preferred Stocks

Financials	1,500,037	—	—	1,500,037

Rights

Consumer Discretionary	—	25,780	—	25,780

Warrants

Energy	150,599	—	—	150,599

Total Equity Securities	95,773,972	18,856,380	—	114,630,352

Bonds

Corporate Bonds & Notes	—	6,377,150	—	6,377,150

Total Bonds	—	6,377,150	—	6,377,150

Other

Money Market Funds	10,008,867	—	—	10,008,867

Total Other	10,008,867	—	—	10,008,867

Total	105,782,839	25,233,530	—	131,016,369

See the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Marsico Flexible Capital Fund

Portfolio of Investments (continued)

August 31, 2012

Fair Value Measurements (continued)

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Marsico Flexible Capital Fund

Statement of Assets and Liabilities

August 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $104,785,728)	$121,007,502

Affiliated issuers (identified cost $10,008,867)	10,008,867

Total investments (identified cost $114,794,595)	131,016,369

Receivable for:

Capital shares sold	412,459

Dividends	95,878

Interest	138,903

Reclaims	19,235

Prepaid expenses	3,999

Total assets	131,686,843

Liabilities

Payable for:

Investments purchased	144,992

Capital shares purchased	217,052

Investment management fees	3,171

Distribution fees	689

Transfer agent fees	34,062

Administration fees	214

Compensation of board members	5,017

Expense reimbursement due to Investment Manager	2,620

Other expenses	73,342

Total liabilities	481,159

Net assets applicable to outstanding capital stock	$131,205,684

Represented by

Paid-in capital	$114,951,315

Undistributed net investment income	502,690

Accumulated net realized loss	(468,470)

Unrealized appreciation (depreciation) on:

Investments	16,221,774

Foreign currency translations	(1,625)

Total — representing net assets applicable to outstanding capital stock	$131,205,684

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Marsico Flexible Capital Fund

Statement of Assets and Liabilities (continued)

August 31, 2012

Class A

Net assets	$51,772,151

Shares outstanding	3,983,083

Net asset value per share	$13.00

Maximum offering price per share(a)	$13.79

Class C

Net assets	$12,272,047

Shares outstanding	958,297

Net asset value per share	$12.81

Class I

Net assets	$2,965

Shares outstanding	228

Net asset value per share(b)	$13.01

Class R

Net assets	$228,694

Shares outstanding	17,687

Net asset value per share	$12.93

Class Z

Net assets	$66,929,827

Shares outstanding	5,133,017

Net asset value per share	$13.04

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Marsico Flexible Capital Fund

Statement of Operations

Year ended August 31, 2012

Net investment income

Income:

Dividends	$2,305,162

Interest	602,669

Dividends — affiliated issuers	25,020

Foreign taxes withheld	(103,867)

Total income	2,828,984

Expenses:

Investment management fees	1,514,125

Distribution fees

Class A	125,572

Class C	104,588

Class R	261

Transfer agent fees

Class A	89,712

Class C	20,236

Class R	94

Class Z	205,273

Administration fees	102,076

Compensation of board members	11,591

Custodian fees	12,681

Printing and postage fees	30,700

Registration fees	81,085

Professional fees	35,976

Line of credit interest expense	2,781

Other	23,746

Total expenses	2,360,497

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2,865)

Expense reductions	(20)

Total net expenses	2,357,612

Net investment income	471,372

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	11,018,534

Foreign currency translations	(35,154)

Net realized gain	10,983,380

Net change in unrealized appreciation (depreciation) on:

Investments	14,820,396

Foreign currency translations	(2,066)

Net change in unrealized appreciation (depreciation)	14,818,330

Net realized and unrealized gain	25,801,710

Net increase in net assets resulting from operations	$26,273,082

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Marsico Flexible Capital Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2012	Year Ended August 31, 2011(a)
Operations

Net investment income	$471,372	$349,923

Net realized gain (loss)	10,983,380	(10,993,697)

Net change in unrealized appreciation (depreciation)	14,818,330	1,401,819

Net increase (decrease) in net assets resulting from operations	26,273,082	(9,241,955)

Distributions to shareholders from:

Net investment income

Class A	—	(23,425)

Class C	—	(2,018)

Class I	(5)	(20,878)

Class R	—	(7)

Class Z	(152,408)	(1,272)

Net realized gains

Class A	(166,338)	(1,060)

Class C	(32,837)	(111)

Class I	(9)	(878)

Class R	(34)	—

Class Z	(376,727)	(55)

Total distributions to shareholders	(728,358)	(49,704)

Increase (decrease) in net assets from capital stock activity	(56,025,041)	165,978,378

Total increase (decrease) in net assets	(30,480,317)	156,686,719

Net assets at beginning of year	161,686,001	4,999,282 (b)

Net assets at end of year	$131,205,684	$161,686,001

Undistributed net investment income	$502,690	$152,184

(a)	For the period from September 28, 2010 (commencement of operations) to August 31, 2011.

(b)	Initial capital of $5,000,000 was contributed on September 23, 2010. The Fund had a decrease in net assets of $718 resulting from operations during the period from September 23, 2010 to September 28, 2010 (commencement of operations).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Marsico Flexible Capital Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2012		Year Ended August 31, 2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	1,574,502	18,572,563	5,704,579	66,867,131

Distributions reinvested	14,145	154,459	1,556	17,743

Redemptions	(2,568,299)	(29,883,448)	(743,650)	(8,504,132)

Net increase (decrease)	(979,652)	(11,156,426)	4,962,485	58,380,742

Class C shares

Subscriptions	318,077	3,775,349	905,977	10,645,213

Distributions reinvested	2,966	32,060	177	2,014

Redemptions	(203,415)	(2,398,117)	(65,735)	(739,279)

Net increase	117,628	1,409,292	840,419	9,907,948

Class I shares

Redemptions	(498,772)	(5,470,699)	—	—

Net increase (decrease)	(498,772)	(5,470,699)	—	—

Class R shares

Subscriptions	17,459	220,144	664	8,131

Distributions reinvested	2	25	—	—

Redemptions	(687)	(8,677)	(1)	(7)

Net increase	16,774	211,492	663	8,124

Class Z shares

Subscriptions	4,756,774	55,182,720	9,749,798	114,240,879

Distributions reinvested	48,127	526,507	115	1,316

Redemptions	(7,936,045)	(96,727,927)	(1,486,002)	(16,560,631)

Net increase (decrease)	(3,131,144)	(41,018,700)	8,263,911	97,681,564

Total net increase (decrease)	(4,475,166)	(56,025,041)	14,067,478	165,978,378

(a)	For the period from September 28, 2010 (commencement of operations) to August 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Marsico Flexible Capital Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended August 31,
Class A	2012		2011(a)
Per share data
Net asset value, beginning of period	$11.09		$10.00

Income from investment operations:

Net investment income	0.02		0.03

Net realized and unrealized gain	1.93		1.10

Total from investment operations	1.95		1.13

Less distributions to shareholders:

Net investment income	—		(0.04)

Net realized gains	(0.04)		(0.00	)(b)

Total distributions to shareholders	(0.04)		(0.04)

Net asset value, end of period	$13.00		$11.09

Total return	17.63%		11.29%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.50	%(d)	1.67	%(e)

Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.50	%(d)(g)	1.60	%(e)

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.50%		1.67	%(e)

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.50	%(g)	1.60	%(e)

Net investment income	0.19	%(g)	0.25	%(e)

Supplemental data

Net assets, end of period (in thousands)	$51,772		$55,034

Portfolio turnover	146%		214%

Notes to Financial Highlights

(a)	For the period from September 28, 2010 (commencement of operations) to August 31, 2011.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Includes interest expense which rounds to less than 0.01%.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Marsico Flexible Capital Fund

Financial Highlights (continued)

	Year ended August 31,
Class C	2012		2011(a)
Per share data
Net asset value, beginning of period	$11.01		$10.00

Income from investment operations:

Net investment loss	(0.07)		(0.05)

Net realized and unrealized gain	1.91		1.09

Total from investment operations	1.84		1.04

Less distributions to shareholders:

Net investment income	—		(0.03)

Net realized gains	(0.04)		(0.00	)(b)

Total distributions to shareholders	(0.04)		(0.03)

Net asset value, end of period	$12.81		$11.01

Total return	16.76%		10.42%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.26	%(d)	2.38	%(e)

Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	2.25	%(d)(g)	2.35	%(e)

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.26%		2.38	%(e)

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	2.25	%(g)	2.35	%(e)

Net investment loss	(0.57	%)(g)	(0.46	%)(e)

Supplemental data

Net assets, end of period (in thousands)	$12,272		$9,255

Portfolio turnover	146%		214%

Notes to Financial Highlights

(a)	For the period from September 28, 2010 (commencement of operations) to August 31, 2011.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Includes interest expense which rounds to less than 0.01%.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Marsico Flexible Capital Fund

Financial Highlights (continued)

	Year Ended August 31,
Class I	2012		2011(a)
Per share data
Net asset value, beginning of period	$11.08		$10.00

Income from investment operations:

Net investment income (loss)	(0.05)		0.05

Net realized and unrealized gain	2.04		1.07

Total from investment operations	1.99		1.12

Less distributions to shareholders:

Net investment income	(0.02)		(0.04)

Net realized gains	(0.04)		(0.00	)(b)

Total distributions to shareholders	(0.06)		(0.04)

Net asset value, end of period	$13.01		$11.08

Total return	18.08%		11.22%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.07	%(d)	2.64	%(e)

Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.07	%(d)	1.25	%(e)

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.07%		2.64	%(e)

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.07%		1.25	%(e)

Net investment income (loss)	(0.47%)		0.43	%(e)

Supplemental data

Net assets, end of period (in thousands)	$3		$5,527

Portfolio turnover	146%		214%

Notes to Financial Highlights

(a)	For the period from September 28, 2010 (commencement of operations) to August 31, 2011.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Includes interest expense which rounds to less than 0.01%.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Marsico Flexible Capital Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R	2012		2011(a)
Per share data
Net asset value, beginning of period	$11.06		$10.00

Income from investment operations:

Net investment income	(0.00	)(b)	(0.00	)(b)

Net realized and unrealized gain	1.91		1.09

Total from investment operations	1.91		1.09

Less distributions to shareholders:

Net investment income	—		(0.03)

Net realized gains	(0.04)		(0.00	)(b)

Total distributions to shareholders	(0.04)		(0.03)

Net asset value, end of period	$12.93		$11.06

Total return	17.31%		10.87%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.72	%(d)	2.89	%(e)

Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.72	%(d)	1.85	%(e)

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.72%		2.89	%(e)

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.72%		1.85	%(e)

Net investment income (loss)	(0.01%)		0.01	%(e)

Supplemental data

Net assets, end of period (in thousands)	$229		$10

Portfolio turnover	146%		214%

Notes to Financial Highlights

(a)	For the period from September 28, 2010 (commencement of operations) to August 31, 2011.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Includes interest expense which rounds to less than 0.01%.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Marsico Flexible Capital Fund

Financial Highlights (continued)

	Year Ended August 31,
Class Z	2012		2011(a)
Per share data
Net asset value, beginning of period	$11.12		$10.00

Income from investment operations:

Net investment income	0.05		0.06

Net realized and unrealized gain	1.92		1.10

Total from investment operations	1.97		1.16

Less distributions to shareholders:

Net investment income	(0.01)		(0.04)

Net realized gains	(0.04)		(0.00	)(b)

Total distributions to shareholders	(0.05)		(0.04)

Net asset value, end of period	$13.04		$11.12

Total return	17.83%		11.61%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.26	%(d)	1.32	%(e)

Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.25	%(d)(g)	1.32	%(e)

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.26%		1.32	%(e)

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.25	%(g)	1.32	%(e)

Net investment income	0.40	%(g)	0.60	%(e)

Supplemental data

Net assets, end of period (in thousands)	$66,930		$91,860

Portfolio turnover	146%		214%

Notes to Financial Highlights

(a)	For the period from September 28, 2010 (commencement of operations) to August 31, 2011.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Includes interest expense which rounds to less than 0.01%.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Marsico Flexible Capital Fund

Notes to Financial Statements

August 31, 2012

Note 1. Organization

Columbia Marsico Flexible Capital Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an

22	Annual Report 2012

Columbia Marsico Flexible Capital Fund

Notes to Financial Statements (continued)

August 31, 2012

amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter (OTC) option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Options

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund purchased option contracts to decrease the Fund’s exposure to equity risk and to increase return on investments and protect gains. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

Annual Report 2012	23

Columbia Marsico Flexible Capital Fund

Notes to Financial Statements (continued)

August 31, 2012

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at August 31, 2012:

At August 31, 2012, the fund had no outstanding derivatives.

The effect of derivative instruments in the Statement of Operations for the year ended August 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Options Contracts Purchased ($)
Equity contracts	(640,594)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Options Contracts Purchased ($)
Equity contracts	—

The following table is a summary of the volume of derivative instruments for the year ended August 31, 2012:

Derivative Instrument	Contracts Opened
Options Contracts	397

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

24	Annual Report 2012

Columbia Marsico Flexible Capital Fund

Notes to Financial Statements (continued)

August 31, 2012

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.89% to 0.75% as the Fund’s net assets increase. The effective investment management fee rate for the year ended August 31, 2012 was 0.89% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico) to subadvise the assets of the Fund. The Investment Manager compensates Marsico to manage the investments of the Fund’s assets.

Annual Report 2012	25

Columbia Marsico Flexible Capital Fund

Notes to Financial Statements (continued)

August 31, 2012

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended August 31, 2012 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended August 31, 2012, other expenses paid to this company were $2,064.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of

Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees.

For the year ended August 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class C	0.19
Class R	0.18
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2012, these minimum account balance fees reduced total expenses by $20.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class C shares. For Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $46,000 for Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

26	Annual Report 2012

Columbia Marsico Flexible Capital Fund

Notes to Financial Statements (continued)

August 31, 2012

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $55,173 for Class A and $4,252 for Class C shares for the year ended August 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective November 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through October 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.50%
Class C	2.25
Class I	1.12
Class R	1.75
Class Z	1.25

Prior to November 1, 2011, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.60%
Class C	2.35
Class I	1.25
Class R	1.85
Class Z	1.35

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, foreign currency transactions, passive foreign investment company (PFIC) holdings, post-October capital losses, re-characterization of real estate investment trust (REIT) distributions, options contracts. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$31,547
Accumulated net realized loss	(31,547)
Paid-in capital	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended August 31, 2012	Year Ended August 31, 2011
Ordinary income	$728,358	$49,704
Long-term capital gains	—	—
Tax return of capital	—	—
Total	728,358	49,704

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$876,723
Undistributed accumulated long-term gain	184,049
Accumulated realized loss	—
Unrealized appreciation	15,193,597

Annual Report 2012	27

Columbia Marsico Flexible Capital Fund

Notes to Financial Statements (continued)

August 31, 2012

At August 31, 2012, the cost of investments for federal income tax purposes was $115,816,679 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$15,821,012
Unrealized depreciation	(621,322)
Net unrealized appreciation	$15,199,690

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $219,701,685 and $267,475,037, respectively, for the year ended August 31, 2012.

Note 6. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At August 31, 2012, three unaffiliated shareholder accounts owned an aggregate of 83.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the year ended August 31, 2012, the average daily loan balance outstanding on days when borrowing existed was $40,200,000 at a weighted average interest rate of 1.25%.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal

28	Annual Report 2012

Columbia Marsico Flexible Capital Fund

Notes to Financial Statements (continued)

August 31, 2012

proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates.

Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	29

Columbia Marsico Flexible Capital Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II

and the Shareholders of Columbia Marsico Flexible Capital Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Flexible Capital Fund (the “Fund”) (a series of Columbia Funds Series Trust II) at August 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended August 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated October 21, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

October 22, 2012

30	Annual Report 2012

Columbia Marsico Flexible Capital Fund

Supplemental Information

(Unaudited)

Change in Independent Registered Public Accounting Firm

At a meeting held on June 14, 2012, the Board, upon recommendation of the Audit Committee, approved the replacement of Ernst & Young LLP (Ernst & Young) as the independent registered public accounting firm for the Fund and certain other funds in the Columbia Family of Funds (collectively, the Funds) and appointed PricewaterhouseCoopers LLP (PwC). PwC’s engagement was effective at the completion of Ernst & Young’s audits of the financial statements of Funds with fiscal years ended July 31, 2012. The Fund did not consult with PwC during the fiscal period ended August 31, 2011 and through the June meeting.

Ernst & Young’s reports on the financial statements of the Fund as of and for the fiscal period ended August 31, 2011 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through the June meeting, there were no: (1) disagreements between the Fund and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports, or (2) reportable events.

Annual Report 2012	31

Columbia Marsico Flexible Capital Fund

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended August 31, 2012

Income distributions — the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	100%
Dividends Received Deduction for corporations	100%
U.S. Government Obligations	0.00%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

32	Annual Report 2012

Columbia Marsico Flexible Capital Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since January 2006 for RiverSource Funds and since June 2011 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since July 2007 for RiverSource Funds and since June 2011 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	156	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Board member since June 2011 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since November 2004 for RiverSource Funds and since June 2011 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None

Annual Report 2012	33

Columbia Marsico Flexible Capital Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance) from September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since January 2007, Board member for RiverSource Funds since January 2002 and since June 2011 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Valmont Industries, Inc. (manufactures irrigation systems)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since November 2011 for RiverSource Funds and since June 2011 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since November 2008 for RiverSource Funds and since June 2011 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Board member since June 2011 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since November 2002 for RiverSource Funds and since June 2011 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

34	Annual Report 2012

Columbia Marsico Flexible Capital Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Board member since June 2011 for RiverSource Funds and since January 2008 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since November 2011 for RiverSource Funds and since June 2011 for Nations Funds; Senior Vice President since 2002	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	208	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

Annual Report 2012	35

Columbia Marsico Flexible Capital Fund

Trustees and Officers (continued)

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since May 2010 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since December 2006 for RiverSource Funds and May 2010 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since January 2011 and Chief Financial Officer since April 2011 RiverSource Funds and Treasurer since March 2011 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since December 2006 and Assistant Secretary since June 2011 for RiverSource Funds and Senior Vice President and Chief Legal Officer since May 2010 and Assistant Secretary since June 2011 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since May 2010 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since March 2012	Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since April 2011 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

36	Annual Report 2012

Columbia Marsico Flexible Capital Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since April 2011 for RiverSource Funds and March 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since April 2011 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since June 2011 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since April 2011 and Vice President since March 2011 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since April 2011 and Assistant Secretary since November 2008 for RiverSource Funds and May 2010 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008-November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005-July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since April 2011 and Assistant Secretary since May 2010 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

Annual Report 2012	37

Columbia Marsico Flexible Capital Fund

Approval of Investment Management Services and Subadvisory Agreements

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Marsico Flexible Capital Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a Subadvisory Agreement (the Subadvisory Agreement) between Columbia Management and Marsico Capital Management, LLC (the Subadviser), the Subadviser has provided portfolio management and related services for the Fund.

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement and the Subadvisory Agreement (together, the Advisory Agreements). Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.

The Board, at its April 10-12, 2012 in-person Board meeting (the April Meeting), considered the renewal of the Advisory Agreements for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.

Nature, Extent and Quality of Services Provided by Columbia Management and the Subadviser

The Board considered its analysis of various reports and presentations received by it or one of its committees detailing the services performed by Columbia Management and the Subadviser, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel.

With respect to Columbia Management, the Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Board noted the information it received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Board took into account its meetings with Columbia Management’s Chief Investment Officer (the CIO) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Board also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. The Board also reviewed the financial condition of Columbia Management and its affiliates and their ability to carry out their responsibilities under the IMS Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial. In addition, the Board discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

38	Annual Report 2012

Columbia Marsico Flexible Capital Fund

Approval of Investment Management Services and Subadvisory Agreements (continued)

With respect to the Subadviser, the Board observed that it had previously approved the Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material issues have been reported. The Board also considered the Subadviser’s investment strategy/style, including particularly as it relates to the Fund, as well as the experience of the personnel that manage the Fund. The Board also considered the financial condition of the Subadviser and its capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreement including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no changes were recommended to the Subadvisory Agreements. Based on the foregoing, and based on other information received (both oral and written) and other considerations, including, in particular, the performance of the Fund (discussed below) as well as the Investment Manager’s recommendation that the Board approve renewal of the Subadvisory Agreement with the Subadviser, which is unaffiliated with the Investment Manager, the Board concluded that the services being performed under the Subadvisory Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the Subadviser was in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Additionally, the Board reviewed the performance of the Subadviser and Columbia Management’s process for selecting and monitoring the Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of the Subadviser.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management, its Affiliates and the Subadviser from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Additionally, the Board reviewed the level of subadvisory fees paid to the Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board observed that the subadvisory fee level for the Subadviser was generally comparable to those charged by other subadvisers to similar funds managed by the Investment Manager. The Board also reviewed fee rates charged by the Subadvisers to other client accounts. Based on its review, the Board concluded that the Fund’s management and subadvisory fees were fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the

Annual Report 2012	39

Columbia Marsico Flexible Capital Fund

Approval of Investment Management Services and Subadvisory Agreements (continued)

reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that fees payable under the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreements.

40	Annual Report 2012

Columbia Marsico Flexible Capital Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	41

Columbia Marsico Flexible Capital Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6403 D (10/12)

Annual Report August 31, 2012

Columbia Diversified Bond Fund

Columbia Diversified Bond Fund

President’s Message

Dear Shareholders,

On the heels of solid gains for stocks during the first quarter, U.S. stock market averages fell in the second quarter as uncertainty mounted regarding the fate of the eurozone and other real concerns. On the last day of the quarter, an announcement that European leaders had agreed to relieve short-term funding pressure on Italy and Spain and to back a plan heading toward a banking union raised hopes that a longer term solution was achievable. The announcement lifted stocks around the world. However, it was a losing quarter for most stock markets as economic data disappointed in the United States and growth in Europe and emerging markets slowed. China, which has been a key driver of worldwide growth over the past decade, has experienced a significant slowdown, and its declining demand for raw materials has had a chilling effect on world commodity markets.

Against a backdrop of rising uncertainty and a declining stock market, bond investors turned cautious. U.S. Treasuries were the quarter’s strongest performers. Total returns on long-dated Treasuries surged late last year, sank from mid-December to mid-March then soared through the end of the quarter. By contrast, European sovereign bonds lost value as interest rates rose and concerns about the eurozone’s fiscal health mounted.

Despite these continued challenges, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>	detailed up-to-date fund performance and portfolio information

>	economic analysis and market commentary

>	quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Diversified Bond Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Diversified Bond Fund

Performance Overview

Performance Summary

>	For the 12-month period that ended August 31, 2012, Columbia Diversified Bond Fund (the Fund) Class A shares returned 7.95% excluding sales charges.

>	The Fund outperformed its benchmark the Barclays U.S. Aggregate Bond Index, which returned 5.78% for the same time period.

>	An emphasis on non-government-related sectors and maintaining a longer duration than the Barclays Index as interest rates declined boosted the Fund’s relative results most.

Average Annual Total Returns (%) (for period ended August 31, 2012)
	Inception	1 Year	5 Years	10 Years
Class A	10/03/74
Excluding sales charges		7.95	6.11	5.25
Including sales charges		2.73	5.08	4.73
Class B	03/20/95
Excluding sales charges		6.95	5.27	4.43
Including sales charges		1.95	4.94	4.43
Class C	06/26/00
Excluding sales charges		7.16	5.31	4.45
Including sales charges		6.16	5.31	4.45
Class I*	03/04/04	8.12	6.44	5.56
Class R*	12/11/06	7.47	5.82	4.96
Class R3*	12/11/06	7.55	6.00	5.09
Class R4	03/20/95	7.82	6.18	5.35
Class R5*	12/11/06	8.30	6.44	5.43
Class W*	12/01/06	7.96	6.05	5.21
Class Z*	09/27/10	8.02	6.17	5.28
Barclays U.S. Aggregate Bond Index		5.78	6.66	5.48

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2012

Columbia Diversified Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2002 — August 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Diversified Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012	3

Columbia Diversified Bond Fund

Manager Discussion of Fund Performance

Portfolio Management

Carl Pappo, CFA

Alexander Powers

Michael Zazzarino

Brian Lavin, CFA

Quality Breakdown (%) (at August 31, 2012)
AAA rating	50.7
AA rating	2.6
A rating	7.7
BBB rating	28.7
Non-investment grade	9.0
Not rated	1.3
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds and Investments of Cash Collateral Received for Securities on loan).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest} and are subject to change. The ratings shown are determined by using the average of the ratings from Moody’s, S&P, and Fitch. When a rating from only two agencies is available, the average of the two is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

For the 12-month period that ended August 31, 2012, the Fund’s Class A shares returned 7.95% excluding sales charges. The Fund outperformed the Barclays U.S. Aggregate Bond Index (Barclays Index), which returned 5.78% during the same time period. An emphasis on non-government-related sectors and maintaining a longer duration than the Barclays Index as interest rates declined boosted the Fund’s relative results most.

Volatility Led to Bifurcated Fixed Income Market

The U.S. fixed income market generated positive returns during the annual period but experienced significant volatility as slowing domestic economic growth, a continued overhang of unemployment and concerns regarding the European sovereign debt crisis tempered investor enthusiasm. When risk aversion heightened, investors fled to the U.S. Treasury market, and the yield curve, or spectrum of maturities, anchored by very low short-term rates and supported by continued easing on the part of the Federal Reserve Board (the Fed), shifted lower. The yield on the 10-year U.S. Treasury note began the annual period at 2.14% and ended the fiscal year at 1.56%. Yields on longer-term 30-year U.S. Treasury declined even more, making it the best-performing segment of the U.S. Treasury market. Still, overall for the annual period, lower quality assets generally outperformed those of higher quality. Among the sector components of the Barclays Index, commercial mortgage-backed securities (CMBS) and investment grade corporate bonds led the way. U.S. Treasuries and agency mortgage-backed securities generated positive returns but lagged the Barclays Index. High yield corporate bonds and emerging market bonds, which are not components of the Barclays Index, posted the highest returns. It therefore proved to be a bifurcated market, with strong returns in non-Treasury sectors and in long-term U.S. Treasuries. Broadly speaking, performance across the fixed income market tended to be driven more by supply/demand factors, often fueled by Fed intervention, rather than by underlying fundamentals at the issuer level.

Emphasis on Non-Government-Related Sectors Boosted Fund Performance

Sector allocation was the biggest positive contributor to the Fund’s outperformance of the Barclays Index for the annual period. Sizable allocations to investment grade corporate bonds and to CMBS, which each outpaced the Barclays Index, helped the Fund’s performance most. Within the investment grade corporate bond sector, individual issue selection also contributed positively, as the Fund had exposure to the financials industry, which was the best performing segment within the sector during the annual period. Exposure to high yield corporate bonds and emerging markets also added value.

Having only modest exposure to U.S. government-related debt, including U.S. Treasuries and agency mortgage-backed securities, proved beneficial, as these sectors generated positive absolute returns but lagged those sectors where the Fund was strategically overweighted relative to the Barclays Index.

The combination of duration and yield curve positioning helped the Fund’s results, too. The Fund’s longer duration position than that of the Barclays Index through the annual period proved prudent as interest rates declined. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decline and vice versa.) The Fund’s long duration posture enabled us to reduce overall portfolio risk as we maintained an emphasis on non-U.S. Treasury sectors. Duration is a measure of the Fund’s sensitivity to

4	Annual Report 2012

Columbia Diversified Bond Fund

Manager Discussion of Fund Performance (continued)

changes in interest rates. We concentrated the Fund’s yield curve positioning on the 10-year part of the curve. We also expressed a view on the shape of the curve, which we believed to be too steep during the annual period, with a corresponding underweight to the five-year part of the curve.

Issue Selection in CMBS Sector Dampened Results

Detracting from Fund results somewhat was our bias toward higher quality within the CMBS sector, as lower quality issues generally outperformed higher quality issues during the annual period. We favored higher quality deals with large credit enhancements and those issues in the most senior part of the capital structure.

Shifting Market Conditions Drove Portfolio Changes

Toward the end of the annual period, we modestly reduced the Fund’s exposure to corporate bonds, both investment grade and high yield, and added to its allocation to mortgage-backed securities. We also modestly shortened the Fund’s duration, bringing it to a virtually neutral position compared to the Barclays Index. The 10-year Treasury yield had moved to a level where we viewed the risk of interest rates moving higher as greater than a potential move lower. With these changes, the Fund’s portfolio turnover rate for the 12-month period, including mortgage dollar rolls, was 172%.

Looking Ahead

At the end of August 2012, we believed the investment landscape generally faced considerable headwinds, including weakness in U.S. economic data and uncertainty related to the upcoming November elections and the anticipated U.S. fiscal cliff. (The “fiscal cliff” refers to tax increases and spending cuts totaling approximately $670 billion scheduled to take effect on January 1, 2013.) A near-term solution to the ongoing European sovereign debt crisis also appeared unlikely.

Given this view, we continued to favor non-U.S. Treasury fixed income sectors that we believed would compensate investors for lending outside the U.S. Treasury market and that are anticipated to perform well in a moderate growth environment. We particularly favored corporate bonds, both investment grade and high yield, as underlying corporate fundamentals remain strong in terms of balance sheet liquidity, overall leverage, interest burden and limited amortization requirements over the next several years. We also viewed CMBS as attractive on a risk-adjusted basis relative to U.S. Treasuries and agency mortgage-backed securities.

All that said, we believe effective sector allocation and security selection will remain key to Fund performance in the months ahead, and so, as always, we will maintain our disciplined investment strategy.

Portfolio Breakdown (%) (at August 31, 2012)
Corporate Bonds & Notes	38.4
Consumer Discretionary	4.0
Consumer Staples	1.7
Energy	3.1
Financials	13.1
Health Care	1.6
Industrials	2.2
Materials	1.2
Telecommunication Services	4.3
Utilities	7.2
Residential Mortgage-Backed Securities — Agency	18.4
Residential Mortgage-Backed Securities — Non-Agency	1.4
Commercial Mortgage-Backed Securities — Non-Agency	12.5
Asset-Backed Securities — Non-Agency	1.1
Inflation-Indexed Bonds	0.1
U.S. Treasury Obligations	17.7
Foreign Government Obligations	1.2
Municipal Bonds	0.4
Preferred Debt	2.7
Senior Loans	0.2
Consumer Discretionary	0.1
Consumer Staples	0.0	(a)
Financials	0.1
Health Care	0.0	(a)
Industrials	0.0	(a)
Telecommunication	0.0	(a)
Warrants	0.0	(a)
Treasury Bills	5.7
Money Market Funds	0.2
Total	100.0

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(a)	Rounds to less than 0.1%.

Annual Report 2012	5

Columbia Diversified Bond Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2012 – August 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,036.50	1,020.86	4.35	4.32	0.85
Class B	1,000.00	1,000.00	1,032.70	1,017.09	8.18	8.11	1.60
Class C	1,000.00	1,000.00	1,032.70	1,017.09	8.18	8.11	1.60
Class I	1,000.00	1,000.00	1,038.40	1,022.62	2.56	2.54	0.50
Class R	1,000.00	1,000.00	1,035.20	1,019.61	5.63	5.58	1.10
Class R3	1,000.00	1,000.00	1,035.60	1,019.91	5.32	5.28	1.04
Class R4	1,000.00	1,000.00	1,036.90	1,021.17	4.04	4.01	0.79
Class R5	1,000.00	1,000.00	1,038.20	1,022.37	2.82	2.80	0.55
Class W	1,000.00	1,000.00	1,036.60	1,020.86	4.35	4.32	0.85
Class Z	1,000.00	1,000.00	1,037.90	1,022.12	3.07	3.05	0.60

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2012

Columbia Diversified Bond Fund

Portfolio of Investments

August 31, 2012

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 40.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Aerospace & Defense 0.5%
ADS Tactical, Inc. Senior Secured(a)
04/01/18	11.000%	1,551,000	1,554,878

B/E Aerospace, Inc. Senior Unsecured
04/01/22	5.250%	833,000	870,485

Huntington Ingalls Industries, Inc.(b)
03/15/18	6.875%	1,039,000	1,111,730

Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	1,420,000	1,512,300

L-3 Communications Corp.
02/15/21	4.950%	8,450,000	9,304,920

Oshkosh Corp.(b)
03/01/20	8.500%	421,000	467,310

TransDigm, Inc.(b)
12/15/18	7.750%	590,000	657,113

Total			15,478,736

Automotive 1.2%
Allison Transmission, Inc.(a)(b)
05/15/19	7.125%	475,000	502,312

Chrysler Group LLC/Co-Issuer, Inc. Secured(b)
06/15/19	8.000%	816,000	860,880

Dana Holding Corp. Senior Unsecured(b)
02/15/21	6.750%	519,000	557,925

Delphi Corp.(b)
05/15/19	5.875%	349,000	376,920

Ford Motor Co. Senior Unsecured
11/01/46	7.400%	5,305,000	6,286,425

Ford Motor Co.(b) Senior Unsecured
07/16/31	7.450%	5,876,000	7,256,860

Ford Motor Credit Co. LLC(a) Senior Unsecured
06/15/16	3.984%	14,939,000	15,483,228

Ford Motor Credit Co. LLC(a)(b)
Senior Unsecured
04/15/16	4.207%	2,909,000	3,042,767

Lear Corp.
03/15/18	7.875%	652,000	717,200

Lear Corp.(b)
03/15/20	8.125%	7,000	7,831

Schaeffler Finance BV Senior Secured(a)(b)
02/15/19	8.500%	399,000	439,898

Visteon Corp.(b)
04/15/19	6.750%	1,180,000	1,199,175

Total			36,731,421

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Banking 7.2%
Banco de Bogota SA Senior Unsecured(a)(b)
01/15/17	5.000%	420,000	449,920

Bank of New York Mellon Corp. (The) Senior Unsecured
05/15/19	5.450%	2,870,000	3,413,526

Barclays Bank PLC(a)(b)(c)
09/29/49	7.434%	20,492,000	20,908,787

Barclays Bank PLC(c)
12/15/49	6.278%	7,650,000	6,521,625

Capital One Capital III
08/15/36	7.686%	4,465,000	4,509,650

Capital One/IV(c)
02/17/37	6.745%	15,130,000	15,205,650

Capital One/V(b)
08/15/39	10.250%	13,670,000	14,080,100

Citigroup, Inc.
Senior Unsecured
01/14/22	4.500%	11,038,000	11,664,551

Citigroup, Inc.(b)
Senior Unsecured
01/30/42	5.875%	3,855,000	4,526,526

City National Bank Subordinated Notes
07/15/22	5.375%	6,040,000	6,336,739

Discover Bank Subordinated Notes
11/18/19	8.700%	7,035,000	8,902,624

HBOS PLC Subordinated Notes(a)
05/21/18	6.750%	16,545,000	16,323,314

JPMorgan Chase & Co.(b)(c)
04/29/49	7.900%	14,812,000	16,569,296

JPMorgan Chase Capital XXIII(c)
05/15/47	1.435%	3,315,000	2,328,227

Lloyds Banking Group PLC(a)(c)
12/31/49	6.657%	10,628,000	7,891,290

Merrill Lynch & Co., Inc.
Senior Unsecured
04/25/13	6.150%	185,000	190,879
Subordinated Notes
05/02/17	5.700%	4,975,000	5,329,414

NB Capital Trust II
12/15/26	7.830%	1,168,000	1,170,920

National City Preferred Capital Trust I(b)(c)
12/31/49	12.000%	18,081,000	18,487,280

State Street Corp.
03/15/18	4.956%	21,834,000	23,950,959

State Street Corp.(b) Senior Unsecured
03/07/16	2.875%	2,518,000	2,693,965

Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	385,000	425,425

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	7

Columbia Diversified Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

U.S. Bancorp Subordinated Notes
07/15/22	2.950%	6,653,000	6,702,591

Wachovia Capital Trust III(b)(c)
03/29/49	5.570%	16,445,000	16,239,438

Wells Fargo Capital X
12/15/36	5.950%	8,725,000	8,855,875

Total			223,678,571

Brokerage 0.1%
E*Trade Financial Corp.(b) Senior Unsecured
12/01/15	7.875%	378,000	384,615
11/30/17	12.500%	665,000	758,931

Eaton Vance Corp. Senior Unsecured(b)
10/02/17	6.500%	2,018,000	2,395,380

Neuberger Berman Group LLC/Finance Corp. Senior Unsecured(a)(b)
03/15/22	5.875%	381,000	403,860

Total			3,942,786

Building Materials 0.1%
Building Materials Corp. of America Senior Notes(a)
05/01/21	6.750%	698,000	762,565

Norcraft Companies LP/Finance Corp. Secured
12/15/15	10.500%	490,000	490,000

Nortek, Inc.(b)
12/01/18	10.000%	64,000	70,080
04/15/21	8.500%	366,000	388,875

Total			1,711,520

Chemicals 0.6%
Ashland, Inc. Senior Unsecured(a)(b)
08/15/22	4.750%	224,000	224,560

Celanese U.S. Holdings LLC(b)
06/15/21	5.875%	534,000	590,070

Dow Chemical Co. (The) Senior Unsecured
05/15/39	9.400%	130,000	212,188

Dow Chemical Co. (The)(b) Senior Unsecured
11/15/20	4.250%	4,717,000	5,191,917

Hexion US Finance Corp. Senior Secured(b)
04/15/20	6.625%	431,000	435,310

Huntsman International LLC(b)
03/15/21	8.625%	260,000	297,700

Ineos Finance PLC Senior Secured(a)
05/15/15	9.000%	192,000	203,520

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

JM Huber Corp. Senior Notes(a)
11/01/19	9.875%	417,000	462,349

Koppers, Inc.
12/01/19	7.875%	74,000	80,845

Lubrizol Corp.
02/01/19	8.875%	2,591,000	3,612,528

LyondellBasell Industries NV(b) Senior Unsecured
11/15/21	6.000%	2,319,000	2,643,660
04/15/24	5.750%	1,235,000	1,398,637

MacDermid, Inc.(a)
04/15/17	9.500%	546,000	569,205

Nova Chemicals Corp. Senior Unsecured
11/01/19	8.625%	9,000	10,260

Polypore International, Inc.(b)
11/15/17	7.500%	749,000	805,175

Total			16,737,924

Construction Machinery 0.3%
Ashtead Capital, Inc.(a)(b)
07/15/22	6.500%	162,000	168,480

CNH Capital LLC(a)
11/01/16	6.250%	562,000	609,770

Case New Holland, Inc.(b)
12/01/17	7.875%	519,000	609,825

Caterpillar, Inc. Senior Unsecured(b)
06/26/22	2.600%	4,860,000	5,021,605

Columbus McKinnon Corp.
02/01/19	7.875%	302,000	320,875

H&E Equipment Services, Inc.(a)
09/01/22	7.000%	164,000	170,150

Neff Rental LLC/Finance Corp. Secured(a)
05/15/16	9.625%	457,000	458,143

Terex Corp.(b)
04/01/20	6.500%	252,000	263,970

UR Merger Sub Corp.(a)
05/15/20	7.375%	227,000	240,620

UR Merger Sub Corp.(a)(b)
04/15/22	7.625%	567,000	613,777
Secured
07/15/18	5.750%	274,000	289,755

UR Merger Sub Corp.(b)
12/15/19	9.250%	839,000	941,777
09/15/20	8.375%	477,000	510,390

Total			10,219,137

Consumer Cyclical Services —%
Goodman Networks, Inc. Senior Secured(a)
07/01/18	12.375%	619,000	649,950

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Diversified Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)

Consumer Products —%
Jarden Corp.(b)
01/15/20	7.500%		347,000	385,170

Spectrum Brands, Inc.(a)
03/15/20	6.750%		432,000	453,600

Total				838,770

Diversified Manufacturing —%
Amsted Industries, Inc. Senior Notes(a)
03/15/18	8.125%		626,000	676,863

Tomkins LLC/Inc. Secured
10/01/18	9.000%		371,000	413,665

Total				1,090,528

Electric 3.6%
AES Corp. (The) Senior Unsecured(b)
07/01/21	7.375%		1,028,000	1,177,060

Alabama Power Co. Senior Unsecured(b)
03/15/41	5.500%		16,637,000	22,003,431

Arizona Public Service Co. Senior Unsecured
08/01/16	6.250%		6,016,000	7,091,197

CMS Energy Corp.
Senior Unsecured
09/30/15	4.250%		245,000	258,475
12/15/15	6.875%		603,000	682,524

Calpine Corp. Senior Secured(a)(b)
02/15/21	7.500%		1,006,000	1,116,660

Commonwealth Edison Co.
1st Mortgage
08/15/16	5.950%		324,000	381,211

Commonwealth Edison Co.(b)
1st Mortgage
03/15/36	5.900%		3,345,000	4,483,471

Companhia de Eletricidade do Estad
04/27/16	11.750%	BRL	775,000	410,427

Consolidated Edison Co. of New York, Inc. Senior Unsecured
04/01/38	6.750%		4,638,000	6,997,360

Exelon Generation Co. LLC
Senior Unsecured
10/01/17	6.200%		3,999,000	4,754,671

Exelon Generation Co. LLC(a)(b)
Senior Unsecured
06/15/22	4.250%		5,295,000	5,504,481

GenOn Energy, Inc. Senior Unsecured
10/15/18	9.500%		252,000	277,830

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Georgia Power Co. Senior Unsecured
09/01/40	4.750%	5,337,000	6,158,460

Nevada Power Co.
05/15/18	6.500%	2,393,000	2,986,148
08/01/18	6.500%	1,998,000	2,504,528
05/15/41	5.450%	11,885,000	14,979,636

Niagara Mohawk Power Corp. Senior Unsecured(a)
08/15/19	4.881%	2,112,000	2,395,758

Ohio Edison Co. Senior Unsecured(b)
05/01/15	5.450%	1,245,000	1,362,407

Oncor Electric Delivery Co. LLC Senior Secured
09/30/40	5.250%	7,071,000	7,653,841

Pacific Gas & Electric Co. Senior Unsecured
01/15/40	5.400%	2,175,000	2,713,419

Southern California Edison Co. 1st Mortgage
09/01/40	4.500%	1,005,000	1,182,005

Tampa Electric Co. Senior Unsecured
05/15/18	6.100%	4,079,000	5,115,070

Toledo Edison Co. (The) Senior Secured(b)
05/15/37	6.150%	3,898,000	4,941,491

TransAlta Corp. Senior Unsecured(b)
01/15/15	4.750%	3,770,000	3,946,845

Total			111,078,406

Entertainment 0.1%
AMC Entertainment, Inc.
12/01/20	9.750%	46,000	50,830

AMC Entertainment, Inc.(b)
06/01/19	8.750%	893,000	977,835

Cinemark U.S.A., Inc
06/15/21	7.375%	81,000	90,518

United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates(d)(e)
07/01/15	9.300%	2,564,094	2,564,094

Total			3,683,277

Environmental —%
Clean Harbors, Inc.(a)
08/01/20	5.250%	560,000	574,700

Food and Beverage 1.5%
Anheuser-Busch InBev Worldwide, Inc.
01/15/19	7.750%	1,225,000	1,646,852

Aramark Holdings Corp. Senior Unsecured PIK(a)(b)
05/01/16	8.625%	142,000	145,374

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Diversified Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Campbell Soup Co.
Senior Unsecured
08/02/42	3.800%	5,176,000	5,132,853

Campbell Soup Co.(b)
Senior Unsecured
08/02/22	2.500%	4,820,000	4,810,698

Coca-Cola Co. (The) Senior Unsecured
09/01/21	3.300%	8,327,000	9,183,016

ConAgra Foods, Inc. Senior Unsecured(b)
10/01/28	7.000%	5,485,000	6,956,214

Constellation Brands, Inc.(b)
03/01/23	4.625%	86,000	87,505

General Mills, Inc. Senior Unsecured
12/15/21	3.150%	8,815,000	9,230,239

HJ Heinz Co. Senior Unsecured(b)
09/12/21	3.125%	1,305,000	1,371,337

Hershey Co. (The) Senior Unsecured
12/01/20	4.125%	2,140,000	2,437,995

Kraft Foods, Inc. Senior Unsecured
02/09/40	6.500%	3,995,000	5,467,782

Pinnacle Foods Finance LLC/Corp.
04/01/15	9.250%	109,000	111,861

Total			46,581,726

Gaming 0.2%
Caesars Entertainment Operating Co., Inc. Senior Secured(a)(b)
02/15/20	8.500%	798,000	787,027

Chester Downs & Marina LLC Senior Secured(a)(b)
02/01/20	9.250%	344,000	347,440

MGM Resorts International
03/01/18	11.375%	437,000	503,643
Senior Secured
03/15/20	9.000%	403,000	451,360

Penn National Gaming, Inc. Senior Subordinated Notes(b)
08/15/19	8.750%	48,000	53,580

ROC Finance LLC/Corp. Secured(a)
09/01/18	12.125%	577,000	657,780

Seminole Indian Tribe of Florida(a)
10/01/17	7.750%	61,000	67,100
Senior Secured
10/01/20	6.535%	618,000	640,143

Seneca Gaming Corp.(a)
12/01/18	8.250%	851,000	876,530

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Tunica-Biloxi Gaming Authority Senior Unsecured(a)
11/15/15	9.000%	195,000	176,475

Total			4,561,078

Gas Distributors 0.1%
Atmos Energy Corp. Senior Unsecured(b)
06/15/17	6.350%	570,000	691,457

Sempra Energy Senior Unsecured
06/01/16	6.500%	2,845,000	3,392,387

Total			4,083,844

Gas Pipelines 3.9%
Colorado Interstate Gas Co. LLC Senior Unsecured
11/15/15	6.800%	14,028,000	16,291,811

El Paso LLC
Senior Unsecured
06/01/18	7.250%	54,000	62,235
01/15/32	7.750%	343,000	403,835

El Paso LLC(b)
Senior Unsecured
09/15/20	6.500%	1,348,000	1,524,925

El Paso Pipeline Partners Operating Co. LLC
10/01/21	5.000%	9,345,000	10,206,646

Enterprise Products Operating LLC
02/01/41	5.950%	8,218,000	9,736,333
02/15/42	5.700%	2,699,000	3,109,334

Kinder Morgan Energy Partners LP
Senior Unsecured
01/15/38	6.950%	3,185,000	3,987,611

Kinder Morgan Energy Partners LP(b)
Senior Unsecured
09/01/39	6.500%	4,269,000	5,120,555

MarkWest Energy Partners LP/Finance Corp.(b)
06/15/22	6.250%	605,000	641,300
02/15/23	5.500%	478,000	488,755

NiSource Finance Corp.(b)
12/15/40	6.250%	4,485,000	5,593,109

Plains All American Pipeline LP/Finance Corp.
02/01/21	5.000%	3,360,000	3,895,792
01/15/37	6.650%	2,160,000	2,768,085

Regency Energy Partners LP/Finance Corp.(b)
06/01/16	9.375%	176,000	193,600
07/15/21	6.500%	1,087,000	1,163,090

Southern Natural Gas Co LLC/Issuing Corp. Senior Unsecured
06/15/21	4.400%	6,925,000	7,427,346

Southern Natural Gas Co. LLC Senior Unsecured
03/01/32	8.000%	4,265,000	5,934,777

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Diversified Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%	1,710,000	1,739,925

TransCanada PipeLines Ltd.(c)
05/15/67	6.350%	15,913,000	16,918,972

Transcontinental Gas Pipe Line Co. LLC
Senior Unsecured
04/15/16	6.400%	6,487,000	7,553,022

Transcontinental Gas Pipe Line Co. LLC(a)
Senior Unsecured
08/01/42	4.450%	8,755,000	9,112,091

Williams Companies, Inc. (The) Senior Unsecured
09/01/21	7.875%	155,000	201,163

Williams Partners LP Senior Unsecured(b)
04/15/40	6.300%	4,540,000	5,683,799

Total			119,758,111

Health Care 1.2%
American Renal Associates Holdings, Inc. Senior Unsecured PIK
03/01/16	9.750%	94,888	102,242

American Renal Holdings, Inc. Senior Secured
05/15/18	8.375%	502,000	533,375

Biomet, Inc.(a)(b)
08/01/20	6.500%	408,000	423,300

CHS/Community Health Systems, Inc.(b)
11/15/19	8.000%	1,032,000	1,114,560
Senior Secured
08/15/18	5.125%	528,000	544,500

ConvaTec Healthcare E SA Senior Unsecured(a)(b)
12/15/18	10.500%	851,000	906,315

DaVita, Inc.(b)
08/15/22	5.750%	402,000	418,080

Emdeon, Inc.(a)
12/31/19	11.000%	447,000	509,580

Express Scripts Holding Co.(a)(b)
02/15/17	2.650%	13,033,000	13,540,023
02/15/22	3.900%	7,425,000	8,071,428

Fresenius Medical Care U.S. Finance II, Inc.(a)(b)
07/31/19	5.625%	170,000	181,688
01/31/22	5.875%	221,000	234,812

Fresenius Medical Care U.S. Finance, Inc.(a)(b)
09/15/18	6.500%	421,000	472,046

HCA, Inc.(b)
02/15/22	7.500%	1,411,000	1,569,737
Senior Secured
02/15/20	6.500%	291,000	319,736
02/15/20	7.875%	770,000	859,512
09/15/20	7.250%	101,000	111,921

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Hanger, Inc.
11/15/18	7.125%	576,000	600,480

Health Management Associates, Inc.(a)(b)
01/15/20	7.375%	364,000	389,480

HealthSouth Corp.
09/15/22	7.750%	46,000	50,255

HealthSouth Corp.(b)
02/15/20	8.125%	331,000	364,514

Hologic, Inc.(a)(b)
08/01/20	6.250%	236,000	249,865

IASIS Healthcare LLC/Capital Corp.
05/15/19	8.375%	877,000	836,439

Kinetic Concepts, Inc./KCI U.S.A., Inc. Secured(a)
11/01/18	10.500%	219,000	222,832

Multiplan, Inc.(a)(b)
09/01/18	9.875%	1,035,000	1,135,912

Physio-Control International, Inc. Senior Secured(a)
01/15/19	9.875%	582,000	628,560

Physiotherapy Associates Holdings, Inc. Senior Unsecured(a)
05/01/19	11.875%	158,000	165,110

Radnet Management, Inc.(b)
04/01/18	10.375%	199,000	200,493

Rural/Metro Corp. Senior Unsecured(a)
07/15/19	10.125%	256,000	256,000

STHI Holding Corp. Secured(a)(b)
03/15/18	8.000%	536,000	570,840

Tenet Healthcare Corp. Senior Unsecured(b)
08/01/20	8.000%	281,000	297,860

Truven Health Analytics, Inc. Senior Unsecured(a)
06/01/20	10.625%	304,000	324,520

United Surgical Partners International, Inc. Senior Unsecured(a)(b)
04/01/20	9.000%	340,000	365,075

Universal Hospital Services, Inc. Secured(a)(b)
08/15/20	7.625%	143,000	150,508

VWR Funding, Inc.(a)(f)
09/15/17	7.250%	278,000	279,737

Vanguard Health Holding Co. II LLC/Inc.(a)(b)
02/01/19	7.750%	191,000	199,118

Vanguard Health Holding Co. II LLC/Inc.(b)
02/01/18	8.000%	997,000	1,046,850
02/01/19	7.750%	258,000	268,965

Total			38,516,268

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Diversified Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Healthcare Insurance 0.1%
AMERIGROUP Corp. Senior Unsecured
11/15/19	7.500%	490,000	570,850

CIGNA Corp. Senior Unsecured
02/15/22	4.000%	1,850,000	1,986,598

Total			2,557,448

Home Construction 0.1%
KB Home
03/15/20	8.000%	213,000	228,443

Meritage Homes Corp.(b)
04/01/22	7.000%	237,000	248,850

Shea Homes LP/Funding Corp. Senior Secured
05/15/19	8.625%	377,000	419,412

Taylor Morrison Communities, Inc./Monarch Communities, Inc.(a)(b)
04/15/20	7.750%	101,000	106,808

Taylor Morrison Communities, Inc./Monarch(a)(b)
04/15/20	7.750%	501,000	529,807

Total			1,533,320

Independent Energy 2.0%
Anadarko Petroleum Corp.
Senior Unsecured
09/15/17	6.375%	2,960,000	3,547,308

Anadarko Petroleum Corp.(b)
03/15/40	6.200%	2,075,000	2,520,878

Antero Resources Finance Corp.
12/01/17	9.375%	27,000	29,768

Antero Resources Finance Corp.(b)
08/01/19	7.250%	113,000	120,628

Carrizo Oil & Gas, Inc.
10/15/18	8.625%	840,000	896,700

Chaparral Energy, Inc.
10/01/20	9.875%	305,000	346,175

Chesapeake Energy Corp.(b)
08/15/20	6.625%	876,000	900,090
02/15/21	6.125%	845,000	838,662

Cimarex Energy Co.
05/01/22	5.875%	656,000	697,000

Comstock Resources, Inc.
06/15/20	9.500%	512,000	540,160

Concho Resources, Inc.
01/15/21	7.000%	1,669,000	1,860,935

Continental Resources, Inc.
10/01/20	7.375%	70,000	78,575
04/01/21	7.125%	592,000	663,040

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Continental Resources, Inc.(a)(b)
09/15/22	5.000%	9,463,000	9,865,177

Continental Resources, Inc.(b)
10/01/19	8.250%	13,000	14,690
09/15/22	5.000%	1,372,000	1,433,740

Denbury Resources, Inc.
03/01/16	9.750%	327,000	354,795

Devon Energy Corp. Senior Unsecured(b)
01/15/19	6.300%	2,450,000	3,032,747

EP Energy LLC/Everest Acquisition Finance, Inc.(a)
09/01/22	7.750%	71,000	71,178

EP Energy LLC/Finance, Inc. Senior Unsecured(a)
05/01/20	9.375%	841,000	914,587

EnCana Corp. Senior Unsecured(b)
11/15/21	3.900%	2,375,000	2,446,761

Hess Corp. Senior Unsecured
08/15/31	7.300%	2,893,000	3,753,184

Kodiak Oil & Gas Corp.(a)
12/01/19	8.125%	1,453,000	1,543,812

Laredo Petroleum, Inc.(b)
02/15/19	9.500%	969,000	1,099,815
05/01/22	7.375%	422,000	453,650

MEG Energy Corp.(a)
03/15/21	6.500%	433,000	455,733

MEG Energy Corp.(a)(b)
01/30/23	6.375%	285,000	297,113

Nexen, Inc.
Senior Unsecured
07/30/39	7.500%	6,256,000	8,759,589

Nexen, Inc.(b)
Senior Unsecured
05/15/37	6.400%	4,405,000	5,492,154

Oasis Petroleum, Inc.(b)
11/01/21	6.500%	1,210,000	1,234,200
01/15/23	6.875%	300,000	307,500

QEP Resources, Inc. Senior Unsecured(b)
10/01/22	5.375%	551,000	564,775

Range Resources Corp.
05/15/19	8.000%	482,000	532,610

Range Resources Corp.(b)
08/15/22	5.000%	105,000	109,331

Ras Laffan Liquefied Natural Gas Co., Ltd. II Senior Secured(a)
09/30/20	5.298%	3,006,484	3,378,536

SM Energy Co. Senior Unsecured
11/15/21	6.500%	226,000	236,170

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Diversified Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

SandRidge Energy, Inc.(a)
02/15/23	7.500%	168,000	168,840

Whiting Petroleum Corp.
10/01/18	6.500%	27,000	29,059

Woodside Finance Ltd.(a)
05/10/21	4.600%	2,647,000	2,859,025

Total			62,448,690

Integrated Energy 0.9%
Lukoil International Finance BV(a)
11/09/20	6.125%	414,000	462,854

Marathon Petroleum Corp. Senior Unsecured
03/01/41	6.500%	7,725,000	9,424,384

Shell International Finance BV
03/25/40	5.500%	5,211,000	6,946,498

Shell International Finance BV(b)
08/21/22	2.375%	11,375,000	11,509,293

Total			28,343,029

Life Insurance 2.9%
ING Groep NV(b)(c)
12/29/49	5.775%	9,532,000	8,435,820

ING U.S., Inc.(a)(b)
07/15/22	5.500%	15,147,000	15,441,747

Lincoln National Corp.(b)(c)
05/17/66	7.000%	4,740,000	4,740,000

Lincoln National Corp.(c)
04/20/67	6.050%	6,680,000	6,446,200

MetLife Capital Trust X(a)(b)
04/08/38	9.250%	14,120,000	18,003,000

MetLife, Inc.
08/01/39	10.750%	9,261,000	13,544,213

Prudential Financial, Inc.
Senior Unsecured
12/01/17	6.000%	476,000	564,306

Prudential Financial, Inc.(b)(c)
09/15/42	5.875%	6,665,000	6,731,650

Prudential Financial, Inc.(c)
06/15/38	8.875%	13,797,000	16,832,340

Total			90,739,276

Lodging —%
Choice Hotels International, Inc.
07/01/22	5.750%	251,000	269,198

Media Cable 1.2%
CCO Holdings LLC/Capital Corp.(b)
01/31/22	6.625%	1,154,000	1,249,205
09/30/22	5.250%	570,000	564,300

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CSC Holdings LLC(a)(b)
Senior Unsecured
11/15/21	6.750%	125,000	135,000

CSC Holdings LLC(b)
Senior Unsecured
02/15/18	7.875%	507,000	580,515
02/15/19	8.625%	87,000	101,790

DIRECTV Holdings LLC/Financing Co., Inc.
02/15/16	3.125%	8,083,000	8,517,477
03/15/17	2.400%	8,613,000	8,868,419

DIRECTV Holdings LLC/Financing Co., Inc.(b)
03/01/16	3.500%	10,022,000	10,705,240
03/01/21	5.000%	2,607,000	2,930,226

DISH DBS Corp.(b)
06/01/21	6.750%	1,490,000	1,586,850

Time Warner Cable, Inc.
05/01/17	5.850%	2,460,000	2,915,267

Videotron Ltee(b)
07/15/22	5.000%	209,000	221,540

Total			38,375,829

Media Non-Cable 0.9%
AMC Networks, Inc.(b)
07/15/21	7.750%	694,000	789,425

Clear Channel Worldwide Holdings Inc, Class B(b)
03/15/20	7.625%	1,041,000	1,009,770

Hughes Satellite Systems Corp.(b)
06/15/21	7.625%	709,000	783,445
Senior Secured
06/15/19	6.500%	219,000	234,604

Intelsat Jackson Holdings SA(a)
10/15/20	7.250%	1,429,000	1,539,747

Lamar Media Corp.(b)
02/01/22	5.875%	831,000	880,860

NBCUniversal Media LLC Senior Unsecured
04/01/16	2.875%	3,550,000	3,758,932

National CineMedia LLC Senior Secured(a)
04/15/22	6.000%	489,000	508,560

News America, Inc.
12/15/35	6.400%	4,415,000	5,457,633
02/15/41	6.150%	8,130,000	9,987,916

Nielsen Finance LLC/Co.
10/15/18	7.750%	1,766,000	1,986,750

Salem Communications Corp. Secured
12/15/16	9.625%	350,000	389,813

Univision Communications, Inc.(a)(b)
05/15/21	8.500%	386,000	390,825
Senior Secured
11/01/20	7.875%	957,000	1,023,990

Total			28,742,270

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Diversified Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Metals 0.6%
Alpha Natural Resources, Inc.(b)
06/01/19	6.000%	577,000	520,743
06/01/21	6.250%	11,000	9,845

ArcelorMittal Senior Unsecured
10/15/39	7.250%	4,902,000	4,411,800

ArcelorMittal(b) Senior Unsecured
03/01/41	7.000%	6,765,000	5,834,812

Arch Coal, Inc.(b)
06/15/21	7.250%	382,000	344,755

CONSOL Energy, Inc.(b)
04/01/20	8.250%	344,000	370,660

Calcipar SA Senior Secured(a)(b)
05/01/18	6.875%	679,000	670,513

FMG Resources August 2006 Proprietary Ltd.(a)(b)
11/01/19	8.250%	1,217,000	1,204,830

Inmet Mining Corp.(a)(b)
06/01/20	8.750%	609,000	625,748

JMC Steel Group Senior Notes(a)(b)
03/15/18	8.250%	508,000	519,430

Nucor Corp. Senior Unsecured
06/01/18	5.850%	1,743,000	2,106,368

Peabody Energy Corp.(a)(b)
11/15/21	6.250%	711,000	723,442

Rain CII Carbon LLC/Corp. Senior Secured(a)
12/01/18	8.000%	534,000	547,350

Total			17,890,296

Non-Captive Consumer 0.3%
Discover Financial Services(a)
04/27/22	5.200%	1,892,000	2,041,633

HSBC Finance Capital Trust IX(b)(c)
11/30/35	5.911%	5,845,000	5,684,263

SLM Corp. Senior Unsecured
03/25/20	8.000%	840,000	951,300

Springleaf Finance Corp. Senior Unsecured(b)
12/15/17	6.900%	678,000	554,265

Total			9,231,461

Non-Captive Diversified 0.8%
Ally Financial, Inc.
02/15/17	5.500%	419,000	435,805
03/15/20	8.000%	1,903,000	2,226,510

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CIT Group, Inc. Senior Unsecured
08/15/22	5.000%	207,000	208,568

CIT Group, Inc.(a) Senior Secured
04/01/18	6.625%	232,000	254,040
Senior Unsecured
02/15/19	5.500%	1,446,000	1,511,070

CIT Group, Inc.(b) Senior Unsecured
08/15/17	4.250%	259,000	262,657
05/15/20	5.375%	459,000	477,934

General Electric Capital Corp.(c)
12/15/49	7.125%	16,200,000	17,617,500

International Lease Finance Corp.(b) Senior Unsecured
09/01/17	8.875%	252,000	294,210
12/15/20	8.250%	1,842,000	2,157,236

Total			25,445,530

Oil Field Services 0.3%
Atwood Oceanics, Inc. Senior Unsecured(b)
02/01/20	6.500%	1,481,000	1,580,968

Green Field Energy Services, Inc. Senior Secured(a)
11/15/16	13.000%	642,000	577,800

Novatek Finance Ltd. Senior Unsecured(a)(b)
02/03/21	6.604%	400,000	462,489

Offshore Group Investments Ltd.(a)(b)
Senior Secured
08/01/15	11.500%	245,000	270,725

Offshore Group Investments Ltd.(b)
Senior Secured
08/01/15	11.500%	1,052,000	1,162,460

Weatherford International Ltd.(b)
03/15/38	7.000%	4,920,000	5,546,660

Total			9,601,102

Other Industry 0.4%
Interline Brands, Inc.(b)
11/15/18	7.000%	363,000	386,141

President and Fellows of Harvard College
Senior Notes
10/15/40	4.875%	460,000	587,712

President and Fellows of Harvard College(a)
01/15/39	6.500%	7,375,000	11,265,312

SPL Logistics Escrow LLC/Finance Corp. Senior Secured(a)
08/01/20	8.875%	278,000	286,688

Total			12,525,853

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Diversified Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Packaging 0.1%
Ardagh Packaging Finance PLC Senior Secured(a)(b)
10/15/17	7.375%	216,000	231,660

Berry Plastics Corp. Secured(b)
01/15/21	9.750%	496,000	549,320

Greif, Inc. Senior Unsecured
02/01/17	6.750%	319,000	346,913

Reynolds Group Issuer, Inc./LLC(b)
04/15/19	9.000%	309,000	314,021
08/15/19	9.875%	515,000	544,612
Senior Secured
08/15/19	7.875%	300,000	333,750
02/15/21	6.875%	552,000	597,540

Sealed Air Corp.(a)
09/15/21	8.375%	109,000	122,625

Total			3,040,441

Pharmaceuticals 0.4%
Endo Health Solutions, Inc.
01/15/22	7.250%	245,000	266,131

Johnson & Johnson Senior Unsecured
05/15/41	4.850%	5,893,000	7,595,281

Mylan, Inc.(a)
11/15/18	6.000%	553,000	591,710

Pharmaceutical Product Development, Inc. Senior Unsecured(a)(b)
12/01/19	9.500%	157,000	175,055

Roche Holdings, Inc.(a)(b)
03/01/19	6.000%	3,242,000	4,098,796

Warner Chilcott Co. LLC/Finance
09/15/18	7.750%	223,000	240,283

Total			12,967,256

Property & Casualty 1.3%
CNA Financial Corp. Senior Unsecured
12/15/14	5.850%	200,000	214,131

Liberty Mutual Group, Inc.(a)
05/01/42	6.500%	4,095,000	4,444,693

Liberty Mutual Group, Inc.(a)(b)
05/01/22	4.950%	4,065,000	4,251,453
Senior Unsecured
03/15/35	6.500%	3,710,000	3,977,172

Liberty Mutual Group, Inc.(a)(c)
06/15/58	10.750%	7,825,000	10,935,438

Transatlantic Holdings, Inc. Senior Unsecured
11/30/39	8.000%	13,815,000	17,048,345

Total			40,871,232

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Railroads 0.9%
BNSF Funding Trust I(c)
12/15/55	6.613%	9,490,000	10,344,100

CSX Corp. Senior Unsecured
05/30/42	4.750%	10,950,000	12,121,420

Union Pacific Corp. Senior Unsecured
08/15/18	5.700%	3,537,000	4,280,789

Total			26,746,309

REITs 1.1%
Boston Properties LP Senior Unsecured
05/15/21	4.125%	13,197,000	14,103,951

Brandywine Operating Partnership LP
05/15/15	7.500%	1,885,000	2,123,880

Duke Realty LP
06/15/22	4.375%	4,085,000	4,267,179
Senior Unsecured
02/15/15	7.375%	2,315,000	2,601,592
08/15/19	8.250%	8,510,000	10,756,895

Total			33,853,497

Restaurants 0.6%
McDonald’s Corp. Senior Unsecured
05/20/21	3.625%	16,610,000	18,711,115

Retailers 0.8%
99 Cents Only Stores(a)
12/15/19	11.000%	252,000	282,240

Best Buy Co., Inc. Senior Unsecured(b)
03/15/21	5.500%	984,000	890,879

Burlington Coat Factory Warehouse Corp.(b)
02/15/19	10.000%	347,000	373,892

Jo-Ann Stores, Inc. Senior Unsecured(a)(b)
03/15/19	8.125%	300,000	304,875

Limited Brands, Inc.(b)
04/01/21	6.625%	729,000	816,480

Macy’s Retail Holdings, Inc.
07/15/27	6.790%	13,045,000	14,536,826

Macy’s Retail Holdings, Inc.(b)
01/15/42	5.125%	5,150,000	5,705,258

Penske Automotive Group, Inc.(a)
10/01/22	5.750%	304,000	310,080

QVC, Inc. Senior Secured(a)
10/01/19	7.500%	229,000	252,186

Rite Aid Corp.
Senior Secured
08/15/20	8.000%	380,000	427,500

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Diversified Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Senior Unsecured
02/15/27	7.700%	358,000	299,825

Rite Aid Corp.(b)
03/15/20	9.250%	359,000	368,873

Sally Holdings LLC/Capital, Inc.(b)
11/15/19	6.875%	157,000	175,448
06/01/22	5.750%	670,000	721,087

Sonic Automotive, Inc.(a)
07/15/22	7.000%	173,000	184,461

Total			25,649,910

Supermarkets 0.3%
Kroger Co. (The)
Senior Unsecured
01/15/17	2.200%	1,015,000	1,029,543

Kroger Co. (The)(b)
12/15/18	6.800%	5,700,000	6,990,149

Total			8,019,692

Technology 0.5%
Alliance Data Systems Corp.(a)(b)
04/01/20	6.375%	270,000	281,813

Amkor Technology, Inc. Senior Unsecured(b)
05/01/18	7.375%	741,000	772,493

Anixter, Inc.(b)
05/01/19	5.625%	152,000	158,840

Brocade Communications Systems, Inc.
Senior Secured
01/15/20	6.875%	369,000	398,520

Brocade Communications Systems, Inc.(b)
Senior Secured
01/15/18	6.625%	225,000	234,000

CDW LLC/Finance Corp.
Senior Secured
12/15/18	8.000%	571,000	633,810

CDW LLC/Finance Corp.(b)
04/01/19	8.500%	564,000	616,170

Equinix, Inc. Senior Unsecured(b)
07/15/21	7.000%	641,000	719,523

First Data Corp.(a)
Senior Secured
08/15/20	8.875%	538,000	586,420

First Data Corp.(a)(b)
Senior Secured
11/01/20	6.750%	922,000	910,475

First Data Corp.(b)
01/15/21	12.625%	950,000	961,875

Freescale Semiconductor, Inc. Senior Secured(a)
04/15/18	9.250%	378,000	409,185

Hewlett-Packard Co.(b)
Senior Unsecured
12/09/21	4.650%	3,775,000	3,865,524
09/15/41	6.000%	3,158,000	3,293,004

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

NXP BV/Funding LLC Senior Secured(a)(b)
08/01/18	9.750%	632,000	726,800

Nuance Communications, Inc.(a)(b)
08/15/20	5.375%	528,000	537,900

Total			15,106,352

Transportation Services 0.2%
Avis Budget Car Rental LLC/Finance, Inc.(b)
01/15/19	8.250%	535,000	577,800

ERAC U.S.A. Finance LLC(a)
10/15/37	7.000%	4,789,000	6,055,350

Hertz Corp. (The)(b)
10/15/18	7.500%	416,000	448,760
01/15/21	7.375%	205,000	222,938

Total			7,304,848

Wireless 0.5%
CC Holdings GS V LLC/Crown Castle GS III Corp. Senior Secured(a)
05/01/17	7.750%	656,000	705,200

Cricket Communications, Inc.(b)
10/15/20	7.750%	231,000	224,070

MetroPCS Wireless, Inc.(b)
09/01/18	7.875%	283,000	303,518

NII Capital Corp.(b)
04/01/21	7.625%	346,000	267,285

SBA Telecommunications, Inc.(a)(b)
07/15/20	5.750%	1,370,000	1,431,650

SBA Telecommunications, Inc.(b)
08/15/19	8.250%	486,000	539,460

Sprint Nextel Corp.(a)(b)
11/15/18	9.000%	1,006,000	1,185,822
03/01/20	7.000%	288,000	315,360

Sprint Nextel Corp.(b) Senior Unsecured
08/15/17	8.375%	1,091,000	1,200,100
08/15/20	7.000%	316,000	323,110
11/15/21	11.500%	378,000	472,500

United States Cellular Corp. Senior Unsecured
12/15/33	6.700%	8,000,000	8,354,848

Wind Acquisition Finance SA Senior Secured(a)
02/15/18	7.250%	430,000	394,525

Total			15,717,448

Wirelines 2.6%
AT&T, Inc. Senior Unsecured
02/15/39	6.550%	6,664,000	8,944,881

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Diversified Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CenturyLink, Inc. Senior Unsecured(b)
06/15/21	6.450%	6,212,000	6,932,785

Embarq Corp. Senior Unsecured
06/01/36	7.995%	9,033,000	9,989,450

Frontier Communications Corp. Senior Unsecured
04/15/20	8.500%	211,000	235,265
04/15/22	8.750%	239,000	266,485

Frontier Communications Corp.(b) Senior Unsecured
01/15/23	7.125%	424,000	431,420

Integra Telecom Holdings, Inc. Senior Secured(a)
04/15/16	10.750%	433,000	441,660

Level 3 Communications, Inc.(a)(b) Senior Unsecured
06/01/19	8.875%	198,000	201,960

Level 3 Communications, Inc.(b)
Senior Unsecured
02/01/19	11.875%	332,000	370,180

Level 3 Financing, Inc.
02/01/18	10.000%	241,000	264,498

Level 3 Financing, Inc.(b)
02/15/17	8.750%	268,000	279,725
04/01/19	9.375%	702,000	768,690

PAETEC Holding Corp. Senior Secured
06/30/17	8.875%	492,000	532,590

PAETEC Holding Corp.(b)
12/01/18	9.875%	762,000	862,965

Telecom Italia Capital SA
09/30/14	4.950%	11,487,000	11,659,305

Telecom Italia Capital SA(b)
10/01/15	5.250%	1,825,000	1,852,375
07/18/36	7.200%	14,609,000	13,148,100

Telefonica Emisiones SAU
07/03/17	6.221%	2,500,000	2,543,750
04/27/20	5.134%	3,960,000	3,618,450

Telefonica Emisiones SAU(b)
06/20/16	6.421%	3,880,000	3,967,300
02/16/21	5.462%	3,026,000	2,799,425

Verizon New York, Inc. Senior Unsecured(b)
04/01/32	7.375%	6,736,000	8,781,238

Zayo Group LLC/Inc.(a)(b)
07/01/20	10.125%	507,000	543,757
Senior Secured
01/01/20	8.125%	499,000	530,187

tw telecom holdings, inc.(b)
03/01/18	8.000%	490,000	543,900

Total			80,510,341

Total Corporate Bonds & Notes
(Cost: $1,189,614,565)			1,256,118,496

Residential Mortgage-Backed Securities — Agency 19.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Federal Home Loan Mortgage Corp.(c)(g)(h)(i) CMO IO Series 3517 Class JI
12/15/12	0.017%	3,305,908	—

Federal Home Loan Mortgage Corp.(g)
06/01/41	4.500%	14,427,241	15,990,659
04/01/33 - 06/01/33	5.500%	4,435,758	4,954,461
10/01/31 - 07/01/37	6.000%	6,002,932	6,726,357
10/01/28 - 07/01/32	7.000%	1,706,437	2,017,155
01/01/17 - 02/01/25	8.000%	152,614	183,668
03/01/17 - 08/01/22	8.500%	56,058	66,792
04/01/21	9.000%	9,442	10,686

Federal National Mortgage Association(b)(g)
10/01/40	4.500%	27,898,523	30,277,068
02/01/35	5.500%	6,856,197	7,577,860

Federal National Mortgage Association(f)(g)
09/01/42	3.000%	63,175,000	65,534,195
09/01/42	3.500%	102,000,000	108,135,932
09/01/42	4.000%	11,000,000	11,792,343

Federal National Mortgage Association(g)
03/01/41	3.500%	3,960,847	4,201,512
09/01/40 - 12/01/41	4.000%	149,340,700	162,413,237
05/01/39 - 07/01/41	4.500%	22,131,238	24,341,409
07/01/40 - 05/01/41	5.000%	34,639,078	38,293,592
12/01/28 - 07/01/36	5.500%	24,405,511	27,081,631
05/01/24 - 09/01/39	6.000%	38,026,968	42,449,403
03/01/26 - 07/01/38	7.000%	5,145,035	6,089,322
04/01/27 - 06/01/32	7.500%	550,146	665,339
02/01/25 - 08/01/27	8.000%	250,111	304,162
04/01/23	8.500%	61,585	69,535
06/01/24	9.000%	64,830	76,077

Federal National Mortgage Association(g)(i)
CMO IO Series 2003-71 Class IM
12/25/31	5.500%	683,447	62,984

CMO IO Series 2004-84 Class GI
12/25/22	5.000%	33,743	331

Federal National Mortgage Association(g)(j)
CMO PO STRIPS Series 43 Class 1
09/01/18	0.000%	3,087	2,941

Federal National Mortgage Association(g)(k)
06/01/40	5.000%	11,819,998	13,160,774
04/01/33	5.500%	2,237,825	2,524,423

Government National Mortgage Association(g)
06/15/41	4.500%	23,584,627	26,135,784

Total Residential Mortgage-Backed Securities — Agency
(Cost: $578,966,928)			601,139,632

Residential Mortgage-Backed Securities — Non-Agency 1.5%
American General Mortgage Loan Trust(a)(c)(g)
CMO Series 2009-1 Class A7
09/25/48	5.750%	8,830,411	9,029,157

American General Mortgage Loan Trust(a)(g)
CMO Series 2010-1A Class A1
03/25/58	5.150%	1,111,832	1,122,683

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Diversified Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

BCAP LLC(g)
08/15/42	1.000%	3,830,000	3,523,600

BNPP Mortgage Securities LLC CMO Series 2009-1 Class A1(a)(g)
08/27/37	6.000%	2,238,168	2,350,218

Citigroup Mortgage Loan Trust, Inc CMO Series 2012-7 Class 12A1(a)(c)(g)
03/25/36	2.616%	2,622,209	2,640,237

Credit Suisse Mortgage Capital Certificates(a)(c)(g)
CMO Series 2009-12R Class 30A1
12/27/36	6.109%	368,787	369,424

CMO Series 2010-11R Class A1
06/28/47	1.234%	319,019	318,593

CMO Series 2010-12R Class 13A1
12/26/37	4.250%	3,058,988	3,055,896

CMO Series 2011-16R Class 7A3
12/27/36	3.500%	2,525,402	2,500,546

CMO Series 2011-17R Class 2A1
12/27/37	3.400%	2,772,514	2,841,117

CMO Series 2012-4R Class 8A1
06/27/47	2.790%	2,988,757	2,973,184

JPMorgan Alternative Loan Trust CMO Series 2006-A4 Class A1(c)(g)
09/25/36	5.950%	908,577	919,379

Jefferies & Co., Inc. CMO Series 2010-R7 Class 7A4(a)(c)(g)
10/26/36	3.250%	2,566,039	2,560,583

Nomura Asset Acceptance Corp.(c)(g)
CMO Series 2007-1 Class 1A3 (AGM)
03/25/47	5.957%	311,400	287,830

CMO Series 2007-1 Class 1A4 (AGM)
03/25/47	6.138%	1,974,215	1,824,637

Nomura Resecuritization Trust(a)(f)(g)
03/26/27	5.500%	4,255,120	3,935,986

Springleaf Mortgage Loan Trust CMO Series 2012-1A Class A(a)(c)(g)
09/25/57	2.667%	3,101,462	3,146,584

Structured Asset Securities Corp. CMO Series 2004-21XS Class 2A6A(c)(g)
12/25/34	4.740%	1,023,156	1,036,283

VOLT LLC Series 2012-RP2A Class A1(a)(g)
06/26/17	4.704%	2,591,846	2,598,584

Wells Fargo Mortgage-Backed Securities Trust CMO Series 2005-2 Class 1A2(g)
04/25/35	8.000%	263,422	264,881

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $46,830,435)			47,299,402

Commercial Mortgage-Backed Securities — Non-Agency 13.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Banc of America Merrill Lynch Commercial Mortgage, Inc.(g)
Series 2005-3 Class A3A
07/10/43	4.621%	7,339,000	7,476,078

Series 2005-3 Class A4
07/10/43	4.668%	14,928,000	16,374,254

Series 2005-4 Class A5A
07/10/45	4.933%	8,141,000	8,984,212

Bear Stearns Commercial Mortgage Securities(c)(g)
Series 2005-T20 Class A4A
10/12/42	5.297%	4,788,000	5,368,239

Bear Stearns Commercial Mortgage Securities(g)
Series 2003-T10 Class A2
03/13/40	4.740%	5,455,033	5,519,080

Series 2006-PW14 Class A4
12/11/38	5.201%	13,078,000	15,011,635

Citigroup Commercial Mortgage Trust(g)
Series 2005-C3 Class A4
05/15/43	4.860%	8,217,000	8,930,490

Series 2006-C5 Class A4
10/15/49	5.431%	5,083,000	5,819,969

Citigroup/Deutsche Bank Commercial Mortgage Trust(c)(g)
Series 2005-CD1 Class A4
07/15/44	5.393%	6,050,000	6,761,553

Citigroup/Deutsche Bank Commercial Mortgage Trust(g)
Series 2007-CD4 Class A4
12/11/49	5.322%	15,213,000	17,114,003

Commercial Mortgage Pass-Through Certificates Series 2003-LB1A Class A2(g)
06/10/38	4.084%	9,128,825	9,257,761

Credit Suisse First Boston Mortgage Securities Corp.(c)(g)
Series 2004-C1 Class A4
01/15/37	4.750%	5,726,524	5,972,512

Series 2005-C6 Class A4
12/15/40	5.230%	9,791,000	10,869,009

Credit Suisse First Boston Mortgage Securities Corp.(g)
Series 2004-C2 Class A1
05/15/36	3.819%	283,096	289,145

Credit Suisse Mortgage Capital Certificates Series 2006-C3 Class A3(c)(g)
06/15/38	6.006%	5,090,000	5,853,342

GE Capital Commercial Mortgage Corp.(c)(g)
Series 2005-C1 Class A5
06/10/48	4.772%	1,278,000	1,385,017

GE Capital Commercial Mortgage Corp.(g)
Series 2003-C1 Class A4
01/10/38	4.819%	562,055	567,892

GMAC Commercial Mortgage Securities, Inc. Series 2003-C3 Class A4(g)
04/10/40	5.023%	2,478,000	2,569,961

GS Mortgage Securities Corp. II(g)
Series 2005-GG4 Class A4A
07/10/39	4.751%	23,140,000	25,136,288

Series 2012-GCJ7 Class A2
05/10/45	2.318%	1,745,000	1,825,668

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Diversified Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

General Electric Capital Assurance Co.(a)(c)(g)
Series 2003-1 Class A4
05/12/35	5.254%	3,323,162	3,532,290

Series 2003-1 Class A5
05/12/35	5.743%	3,346,000	4,069,773

Greenwich Capital Commercial Funding Corp. Series 2003-C2 Class A3(g)
01/05/36	4.533%	294,181	294,154

JPMorgan Chase Commercial Mortgage Securities Corp.(b)(c)(g)
Series 2005-LDP5 Class A4
12/15/44	5.361%	12,036,000	13,532,371

JPMorgan Chase Commercial Mortgage Securities Corp.(c)(g)
Series 2003-CB6 Class A2
07/12/37	5.255%	14,744,000	15,182,796

Series 2005-LDP3 Class ASB
08/15/42	4.893%	4,473,896	4,697,479

Series 2005-LDP4 Class A4
10/15/42	4.918%	6,575,000	7,197,416

Series 2006-LDP6 Class ASB
04/15/43	5.490%	5,461,289	5,756,964

Series 2007-CB19 Class A4
02/12/49	5.920%	21,000,000	24,401,769

JPMorgan Chase Commercial Mortgage Securities Corp.(g)
Series 2003-C1 Class A2
01/12/37	4.985%	1,850,907	1,867,230

Series 2003-LN1 Class A1
10/15/37	4.134%	292,041	295,628

Series 2004-LN2 Class A1
07/15/41	4.475%	1,520,071	1,525,007

Series 2005-LDP2 Class A3
07/15/42	4.697%	1,632,524	1,643,289

LB-UBS Commercial Mortgage Trust(c)(g)
Series 2004-C6 Class A6
08/15/29	5.020%	2,319,000	2,470,614

Series 2007-C7 Class A3
09/15/45	5.866%	22,132,000	26,114,934

LB-UBS Commercial Mortgage Trust(g)
Series 2003-C3 ClassA4
05/15/32	4.166%	9,178,000	9,334,118

Series 2004-C2 Class A3
03/15/29	3.973%	1,075,685	1,089,845

Series 2005-C3 Class A5
07/15/30	4.739%	5,921,000	6,454,612

Series 2006-C1 Class A4
02/15/31	5.156%	5,278,000	5,904,731

Series 2007-C2 Class A3
02/15/40	5.430%	7,340,000	8,331,157

Morgan Stanley Capital I, Inc.(c)(g)
Series 2007-IQ15 Class A4
06/11/49	6.076%	21,255,000	24,611,313

Morgan Stanley Capital I, Inc.(g)
Series 2003-IQ6 Class A4
12/15/41	4.970%	3,512,000	3,659,511

Series 2006-IQ12 Class A4
12/15/43	5.332%	5,981,000	6,897,606

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Series 2007-IQ16 Class A4
12/12/49	5.809%	4,000,000	4,711,804

Morgan Stanley Dean Witter Capital I Series 2002-IQ3 Class A4(g)
09/15/37	5.080%	967,908	968,895

Morgan Stanley Reremic Trust(a)(b)(c)(g)
Series 2010-GG10 Class A4A
08/15/45	5.983%	15,192,000	17,699,637

Morgan Stanley Reremic Trust(a)(c)(g)
Series 2009-GG10 Class A4A
08/12/45	5.983%	12,498,000	14,560,957

S2 Hospitality LLC Series 2012-LV1 Class A(a)(g)
04/15/25	4.500%	2,094,206	2,103,981

TIAA Seasoned Commercial Mortgage Trust(c)(g)
Series 2007-C4 Class A2
08/15/39	5.303%	81,391	81,469

Series 2007-C4 Class A3
08/15/39	5.584%	1,889,000	2,009,705

Wachovia Bank Commercial Mortgage Trust(c)(g)
Series 2003-C9 Class A4
12/15/35	5.012%	3,270,000	3,402,226

Series 2006-C24 Class A3
03/15/45	5.558%	5,003,000	5,645,075

Wachovia Bank Commercial Mortgage Trust(g)
Series 2002-C2 Class A4
11/15/34	4.980%	117,892	117,823

Series 2003-C3 Class A2
02/15/35	4.867%	7,825,434	7,887,412

Series 2003-C5 Class A2
06/15/35	3.989%	190,500	193,168

Series 2005-C16 Class A2
10/15/41	4.380%	178,986	178,891

Series 2005-C18 Class A4
04/15/42	4.935%	4,374,000	4,787,474

Series 2006-C29 Class A4
11/15/48	5.308%	2,618,000	3,012,415

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $392,240,922)			407,311,647

Asset-Backed Securities — Non-Agency 1.2%
Ally Auto Receivables Trust Series 2011-4 Class A2
03/17/14	0.650%	1,076,880	1,077,544

Ally Master Owner Trust Series 2011-4 Class A2
09/15/16	1.540%	3,384,000	3,439,519

BMW Vehicle Lease Trust Series 2011-1 Class A3
02/20/14	1.060%	2,916,000	2,926,544

BMW Vehicle Owner Trust Series 2011-A Class A3
08/25/15	0.760%	3,696,000	3,710,601

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Diversified Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)

CNH Equipment Trust Series 2011-B Class A3
08/15/16	0.910%		1,539,000	1,545,751

Citicorp Residential Mortgage Securities, Inc. Series 2007-2 Class A3(c)
06/25/37	6.080%		3,487,678	3,485,757

Countrywide Asset-Backed Certificates(c)
Series 2007-S2 Class A3 (NPFGC)
05/25/37	5.813%		1,408,498	1,051,924

Series 2007-S2 Class A6 (NPFGC)
05/25/37	5.779%		3,048,732	2,550,719

Ford Credit Auto Lease Trust
Series 2011-A Class A3
07/15/14	1.030%		3,065,000	3,077,064

Ford Credit Auto Lease Trust(a)
Series 2010-B Class A3
07/15/13	0.910%		76,009	76,021

GE Equipment Small Ticket LLC Series 2011-1A Class A3(a)
01/21/18	1.450%		4,970,000	5,001,684

Harley-Davidson Motorcycle Trust Series 2010-1 Class A3
02/15/15	1.160%		1,308,298	1,311,089

JPMorgan Mortgage Acquisition Corp. Series 2007-CH2 Class AV2(c)
01/25/37	0.306%		1,008,625	974,286

Nissan Auto Lease Trust Series 2010-B Class A3
12/15/13	1.120%		1,364,745	1,367,985

RAAC Series Series 2006-RP2 Class A(a)(c)
02/25/37	0.486%		3,172,451	2,902,831

SMART Trust Series 2012-1USA Class A4A(a)
12/14/17	2.010%		2,651,000	2,686,181

Total Asset-Backed Securities — Non-Agency
(Cost: $36,752,292)				37,185,500

Inflation-Indexed Bonds(l) 0.1%
Uruguay 0.1%
Uruguay Government International Bond Senior Unsecured
12/15/28	4.375%	UYU	32,477,026	1,772,456

Total Inflation-Indexed Bonds
(Cost: $1,655,614)				1,772,456

U.S. Treasury Obligations 18.6%
U.S. Treasury
08/15/15	0.250%		1,923,700	1,921,295
08/31/16	1.000%		40,300,000	41,197,320
05/31/17	0.625%		3,516,100	3,527,636
05/15/22	1.750%		15,956,800	16,278,429

U.S. Treasury(b)
09/15/12	1.375%		37,085,000	37,104,334
07/31/14	0.125%		28,606,000	28,550,133
06/30/17	0.750%		926,000	933,740

U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)

07/31/17	0.500%		131,736,800	131,191,278
08/15/22	1.625%		25,101,000	25,246,109
02/15/42	3.125%		29,529,900	32,330,634
05/15/42	3.000%		34,999,800	37,378,701

U.S. Treasury(b)(m)
STRIPS
11/15/18	0.000%		133,678,000	126,364,744
11/15/19	0.000%		11,974,000	11,051,188
11/15/21	0.000%		36,520,000	31,858,003
11/15/21	0.000%		25,655,000	22,257,714
02/15/40	0.000%		70,284,000	32,740,044

Total U.S. Treasury Obligations
(Cost: $562,334,228)				579,931,302

Foreign Government Obligations(l) 1.3%
Argentina 0.1%
Argentina Boden Bonds Senior Unsecured
10/03/15	7.000%		391,000	340,170

Argentina Bonar Bonds Senior Unsecured
04/17/17	7.000%		875,000	682,500

Total				1,022,670

Brazil 0.1%
Brazilian Government International Bond Senior Unsecured
01/07/41	5.625%		252,000	325,710

Centrais Eletricas Brasileiras SA Senior Unsecured(a)
10/27/21	5.750%		828,000	929,430

Morgan Stanley Senior Unsecured(a)
05/03/17	10.090%	BRL	795,000	411,227

Petrobras International Finance Co.
03/15/19	7.875%		278,000	344,699
01/20/20	5.750%		530,000	597,261

Total				2,608,327

Chile —%
Empresa Nacional del Petroleo Senior Unsecured(a)
12/06/21	4.750%		391,000	422,191

Colombia 0.1%
Colombia Government International Bond
Senior Unsecured
07/12/21	4.375%		390,000	452,400
01/18/41	6.125%		451,000	617,827

Corp. Andina De Fomento
06/15/22	4.375%		355,000	386,277

Empresa de Energia de Bogota SA Senior Unsecured(a)(b)
11/10/21	6.125%		414,000	446,676

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Diversified Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Foreign Government Obligations(l) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)

Empresas Publicas de Medellin ESP Senior Unsecured(a)
02/01/21	8.375%	COP	636,000,000	390,840

Total				2,294,020

Dominican Republic 0.1%
Dominican Republic International Bond(a)
Senior Unsecured
05/06/21	7.500%		550,000	621,385
04/20/27	8.625%		278,000	318,310

Total				939,695

Hungary —%
Hungary Government International Bond Senior Unsecured(b)
03/29/21	6.375%		278,000	296,113

Indonesia 0.1%
Indonesia Government International Bond(a)
Senior Unsecured
01/17/38	7.750%		543,000	790,065

Indonesia Government International Bond(a)(b)
Senior Unsecured
05/05/21	4.875%		550,000	617,331

Indonesia Treasury Bond Senior Unsecured
05/15/22	7.000%	IDR	6,825,000,000	751,705

Majapahit Holding BV(a)
06/28/17	7.250%		252,000	293,979
08/07/19	8.000%		278,000	342,635

PT Perusahaan Listrik Negara Senior Unsecured(a)(b)
11/22/21	5.500%		808,000	881,989

Total				3,677,704

Kazakhstan —%
KazMunayGas National Co.(a)
Senior Unsecured
01/23/15	11.750%		278,000	335,337
07/02/18	9.125%		265,000	343,175

Total				678,512

Lithuania —%
Lithuania Government International Bond Senior Unsecured(a)(b)
03/09/21	6.125%		537,000	618,481

Mexico 0.1%
Mexican Bonos
06/10/21	6.500%	MXN	530,000	433,901
06/03/27	7.500%	MXN	1,040,000	906,293

Foreign Government Obligations(l) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Mexico Government International Bond Senior Unsecured
03/15/22	3.625%	250,000	271,750

Pemex Project Funding Master Trust
01/21/21	5.500%	954,000	1,106,640

Petroleos Mexicanos
06/02/41	6.500%	278,000	343,330

Petroleos Mexicanos(a)
06/02/41	6.500%	252,000	311,220

Total			3,373,134

Peru 0.1%
Peru Enhanced Pass-Through Finance Ltd. Pass-Thru Certificates(a)(m)
05/31/18	0.000%	355,030	323,077

Peruvian Government International Bond
Senior Unsecured
07/21/25	7.350%	200,000	292,000
11/18/50	5.625%	210,000	269,325

Peruvian Government International Bond(a)
Senior Unsecured
08/12/31	6.950%	PEN 565,000	260,400

Total			1,144,802

Philippines —%
Philippine Government International Bond Senior Unsecured
03/30/26	5.500%	420,000	516,600

Power Sector Assets & Liabilities Management Corp. Government Guaranteed(a)(b)
12/02/24	7.390%	278,000	379,127

Total			895,727

Poland —%
Poland Government International Bond Senior Unsecured(b)
03/23/22	5.000%	663,000	762,450

Qatar 0.2%
Nakilat, Inc. Senior Secured(a)
12/31/33	6.067%	4,355,000	5,149,787

Qatar Government International Bond(a)
Senior Unsecured
01/20/22	4.500%	420,000	470,925
01/20/42	5.750%	420,000	525,000

Total			6,145,712

Republic of Namibia —%
Namibia International Bonds Senior Unsecured(a)
11/03/21	5.500%	457,000	502,700

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Diversified Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Foreign Government Obligations(l) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Republic of the Congo —%
Republic of Congo Senior Unsecured(c)
06/30/29	3.000%	256,500	205,200

Romania —%
Romanian Government International Bond Senior Unsecured(a)(b)
02/07/22	6.750%	266,000	289,062

Russian Federation 0.2%
Gazprom OAO Via Gaz Capital SA(a)
Senior Unsecured
11/22/16	6.212%	278,000	308,997

Gazprom OAO Via Gaz Capital SA(a)(b)
Senior Unsecured
01/23/21	5.999%	1,080,000	1,224,515
08/16/37	7.288%	265,000	334,971

Gazprom OAO Via Gazprom International SA Senior Unsecured(a)
02/01/20	7.201%	2,494,890	2,813,338

Russian Foreign Bond — Eurobond Senior Unsecured(a)(b)(c)
03/31/30	7.500%	869,400	1,084,576

Vnesheconombank Via VEB Finance PLC Senior Unsecured(a)(b)
11/22/25	6.800%	414,000	479,205

Total			6,245,602

South Africa —%
South Africa Government International Bond(b)
Senior Unsecured
01/17/24	4.665%	232,000	260,710
03/08/41	6.250%	200,000	270,000

Total			530,710

South Korea —%
Export-Import Bank of Korea
Senior Unsecured
09/15/21	4.375%	420,000	460,764
04/11/22	5.000%	400,000	461,512

Total			922,276

Trinidad and Tobago —%
Petroleum Co. of Trinidad & Tobago Ltd. Senior Unsecured(a)(b)
08/14/19	9.750%	543,000	690,616

Turkey 0.1%
Export Credit Bank of Turkey(a)
11/04/16	5.375%	530,000	564,503

Turkey Government International Bond
03/25/22	5.125%	390,000	436,800

Foreign Government Obligations(l) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Senior Unsecured
03/30/21	5.625%	530,000	614,800
09/26/22	6.250%	400,000	484,000
03/17/36	6.875%	398,000	512,425

Total			2,612,528

United Arab Emirates —%
Abu Dhabi National Energy Co. Senior Unsecured(a)(b)
12/13/21	5.875%	417,000	481,352

Uruguay —%
Uruguay Government International Bond Senior Unsecured
03/21/36	7.625%	252,000	388,710

Venezuela 0.1%
Petroleos de Venezuela SA
11/02/17	8.500%	795,000	705,562
02/17/22	12.750%	292,000	292,000
Senior Unsecured
10/28/15	5.000%	265,000	222,282
10/28/16	5.125%	789,000	615,420

Venezuela Government International Bond Senior Unsecured(b)
05/07/23	9.000%	1,352,000	1,155,960

Total			2,991,224

Total Foreign Government Obligations
(Cost: $37,250,410)			40,739,518

Municipal Bonds 0.4%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Commonwealth of Massachusetts Revenue Bonds Build America Bonds-Recovery Series 2010Z
06/01/30	5.631%	525,000	652,958

Kentucky Asset Liability Commission Revenue Bonds Taxable Series 2010
04/01/18	3.165%	9,405,000	9,754,019

Los Angeles Unified School District Unlimited General Obligation Bonds Build America Bonds Series 2009
07/01/34	5.750%	1,290,000	1,564,951

State of California Unlimited General Obligation Bonds Taxable Series 2010
11/01/15	3.950%	415,000	448,520

Total Municipal Bonds
(Cost: $11,614,308)			12,420,448

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Diversified Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Preferred Debt 2.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Banking 2.4%
Citigroup Capital XIII(c)
10/30/40	7.875%	1,045,270	28,828,547

M&T Bank Corp.(c)
12/31/49	5.000%	8,009	8,109,113

PNC Financial Services Group, Inc.(b)(c)
12/31/49	6.125%	770,850	21,344,836

U.S. Bancorp(b)(c)
12/31/49	6.500%	550,575	16,335,560

Total			74,618,056

Building Materials 0.5%
Stanley Black & Decker, Inc., 5.750%(b)
07/25/52	5.750%	578,253	15,156,011

Total Preferred Debt
(Cost: $84,536,760)			89,774,067

Senior Loans 0.2%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Brokerage —%
Nuveen Investments, Inc. 2nd Lien Term Loan(c)(n)
02/28/19	8.250%	307,000	308,919

Construction Machinery —%
CPM Acquisition Corp.(c)(f)(n)
1st Lien Term Loan
08/29/17	6.250%	520,000	517,400
2nd Lien Term Loan
03/01/18	10.250%	334,000	330,660

Total			848,060

Consumer Cyclical Services —%
West Corp. Tranche B6 Term Loan(c)(f)(n)
06/30/18	5.750%	469,000	470,468

Food and Beverage —%
Candy Intermediate Holdings, Inc. Term Loan(c)(n)
06/18/18	7.500%	301,000	301,978

Gaming —%
ROC Finance LLC(c)(f)(n)(p)
Tranche B Term Loan
08/19/17	8.500%	86,000	87,290

ROC Finance LLC(c)(n)
Tranche B Term Loan
08/19/17	8.500%	245,000	248,675

Total			335,965

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Health Care 0.1%
U.S. Renal Care, Inc.(c)(n)
1st Lien Term Loan
07/03/19	6.253%	558,000	562,185
2nd Lien Term Loan
01/03/20	10.250%	302,000	306,530

Total			868,715

Media Cable —%
WideOpenWest Finance LLC Term Loan(c)(n)
07/17/18	6.250%	323,000	322,800

Media Non-Cable —%
Cumulus Media Holdings, Inc.(c)(f)(n)
2nd Lien Term Loan
09/16/19	7.500%	404,000	405,010

Cumulus Media Holdings, Inc.(c)(n)
2nd Lien Term Loan
09/16/19	7.500%	363,000	363,907

Total			768,917

Property & Casualty 0.1%
Asurion LLC(c)(f)(n)
1st Lien Term Loan
05/24/17	5.500%	454,000	455,062

Asurion LLC(c)(n)
1st Lien Term Loan
05/24/17	5.500%	88,000	88,206

Lonestar Intermediate Super Holdings LLC Term Loan(c)(n)
09/02/19	11.000%	1,032,000	1,095,644

Total			1,638,912

Total Senior Loans
(Cost: $5,694,158)			5,864,734

Warrants —%
Issuer		Shares	Value ($)
Energy —%
Energy Equipment & Services —%

Green Field Energy Services, Inc.(o)		642	18,297

Total Warrants
(Cost: $25,862)			18,297

Treasury Bills 5.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Treasury 5.9%
U.S. Treasury Bills
09/27/12	0.080%	97,535,000	97,528,964

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Diversified Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Treasury Bills (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

11/29/12	0.090%	87,751,000	87,732,133

Total			185,261,097

Total Treasury Bills
(Cost: $185,258,532)			185,261,097

Money Market Funds 0.2%
		Shares	Value ($)
Columbia Short-Term Cash
Fund, 0.164%(q)(r)		5,508,240	5,508,240

Total Money Market Funds
(Cost: $5,508,240)			5,508,240

Investments of Cash Collateral Received for Securities on Loan 20.2%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Asset-Backed Commercial Paper 4.3%
Atlantis One
12/03/12	0.350%	9,987,944	9,987,944

Cancara Asset Securitisation LLC
09/04/12	0.250%	9,997,639	9,997,639
09/26/12	0.220%	5,998,717	5,998,717

Gotham Funding Corp.
09/12/12	0.240%	4,998,200	4,998,200

Kells Funding LLC
10/17/12	0.451%	14,979,937	14,979,937
10/30/12	0.360%	4,995,450	4,995,450
11/26/12	0.330%	3,996,700	3,996,700

Manhattan Asset Funding Co. LLC
09/20/12	0.210%	4,999,183	4,999,183

Royal Park Investments Funding Corp.
09/25/12	0.650%	5,494,511	5,494,511

Salisbury Receivables Co. LLC
11/15/12	0.310%	9,992,508	9,992,508
11/16/12	0.310%	4,996,211	4,996,211

Scaldis Capital LLC
09/19/12	0.390%	6,997,346	6,997,346

Sheffield Receivable Corp.
10/09/12	0.320%	9,992,711	9,992,711
10/23/12	0.310%	4,996,125	4,996,125

Suncorp Metway Ltd.
10/09/12	0.450%	9,992,125	9,992,125

Surrey Funding Corp.
10/03/12	0.290%	9,995,006	9,995,006

Working Capital Management Co., L.P.
09/11/12	0.200%	4,999,611	4,999,611
09/18/12	0.230%	4,998,946	4,998,946

Total			132,408,870

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Certificates of Deposit 11.7%
ABM AMRO Bank N.V.
09/21/12	0.560%	5,991,426	5,991,426

Australia and New Zealand Banking Group Ltd.
10/09/12	0.460%	10,000,000	10,000,000
11/16/12	0.620%	15,000,000	15,000,000

Barclays Bank PLC
10/26/12	0.310%	15,000,000	15,000,000

Credit Suisse
10/09/12	0.500%	5,000,000	5,000,000
11/08/12	0.403%	15,000,000	15,000,000

DZ Bank AG
10/17/12	0.420%	10,000,000	10,000,000
10/29/12	0.380%	15,000,000	15,000,000
11/23/12	0.360%	6,993,566	6,993,566

Deutsche Bank AG
09/14/12	0.750%	12,000,000	12,000,000

Development Bank of Singapore Ltd.
09/20/12	0.250%	15,000,000	15,000,000

DnB NOR ASA
09/14/12	0.530%	10,000,000	10,000,000

Hong Kong Shanghai Bank Corp., Ltd.
09/04/12	0.250%	10,000,000	10,000,000

Mitsubishi UFJ Trust and Banking Corp.
09/12/12	0.360%	10,000,000	10,000,000
11/26/12	0.387%	15,000,098	15,000,098

Mizuho Corporate Bank Ltd.
10/25/12	0.340%	10,000,000	10,000,000
11/14/12	0.340%	9,991,311	9,991,311

N.V. Bank Nederlandse Gemeenten
09/04/12	0.265%	15,000,000	15,000,000
10/04/12	0.240%	15,000,000	15,000,000

National Australia Bank
10/29/12	0.291%	7,001,648	7,001,648

National Bank of Canada
11/09/12	0.301%	15,000,000	15,000,000

Natixis
09/06/12	0.210%	10,000,000	10,000,000

Norinchukin Bank
11/01/12	0.400%	10,000,000	10,000,000
11/09/12	0.520%	15,000,000	15,000,000
11/21/12	0.370%	10,000,000	10,000,000

Pohjola Bank PLC
09/21/12	0.280%	15,000,000	15,000,000

Rabobank
10/26/12	0.515%	10,000,000	10,000,000

Skandinaviska Enskilda Banken
10/25/12	0.325%	10,030,734	10,030,734
10/31/12	0.350%	10,000,000	10,000,000

Standard Chartered Bank PLC
10/05/12	0.315%	10,000,121	10,000,121

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Diversified Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Sumitomo Mitsui Banking Corp.
09/05/12	0.350%	5,000,000	5,000,000
11/02/12	0.485%	5,000,000	5,000,000

Sumitomo Trust & Banking Co., Ltd.
11/01/12	0.486%	12,000,000	12,000,000

Total			364,008,904

Commercial Paper 2.7%
Caisse d’Amortissement de la Dette Sociale
09/19/12	0.300%	4,996,125	4,996,125

Caisse des Depots
11/28/12	0.300%	4,996,250	4,996,250

Foreningsparbanken (Swedbank)
11/06/12	0.320%	9,991,556	9,991,556

HSBC, Inc.
11/16/12	0.310%	4,996,039	4,996,039
11/20/12	0.300%	4,996,250	4,996,250

Mitsubishi UFJ Trust and Banking Corp.
09/04/12	0.441%	4,992,483	4,992,483

PB Capital Corp.
09/06/12	0.761%	4,993,456	4,993,456
09/10/12	0.751%	4,993,646	4,993,646

Societe Generale
09/05/12	0.230%	4,999,776	4,999,776

Suncorp Metway Ltd.
10/09/12	0.450%	9,992,250	9,992,250
10/15/12	0.450%	9,992,125	9,992,125

UBS Finance, Inc.
10/22/12	0.330%	14,987,625	14,987,625

Total			84,927,581

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Other Short-Term Obligations 0.5%
Natixis Financial Products LLC
09/04/12	0.500%	14,500,000	14,500,000

Repurchase Agreements 1.0%
Credit Suisse Securities (USA) LLC dated 08/28/12, matures 09/04/12, repurchase price
$5,000,078(s)	0.140%	5,000,000	5,000,000

Deutsche Bank AG(s) dated 08/28/12, matures 09/04/12, repurchase price
$10,000,211	0.190%	10,000,000	10,000,000
dated 08/31/12, matures 09/04/12, repurchase price
$7,286,521	0.200%	7,286,359	7,286,359

Natixis Financial Products, Inc. dated 08/31/12, matures 09/04/12, repurchase price
$10,000,244(s)	0.220%	10,000,000	10,000,000

Total			32,286,359

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $628,131,714)			628,131,714

Total Investments
(Cost: $3,766,414,968)			3,898,476,550

Other Assets & Liabilities, Net			(786,331,055)

Net Assets			3,112,145,495

Investments in Derivatives

Futures Contracts Outstanding at August 31, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
U.S. Treasury Long Bond, 20-year	(294)	(44,513,438)	Dec. 2012	—	(389,705)

U.S. Treasury Note, 2-year	238	52,497,595	Jan. 2013	29,253	—

U.S. Treasury Note, 5-year	(1,756)	(218,910,089)	Jan. 2013	—	(883,526)

U.S. Treasury Note, 10-year	(566)	(75,684,813)	Dec. 2012	—	(497,657)

U.S. Treasury Ultra Bond, 30-year	(569)	(96,161,000)	Dec. 2012	—	(1,026,810)

Total				29,253	(2,797,698)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia Diversified Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Credit Default Swap Contracts Outstanding at August 31, 2012

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	Goldman Sachs, Group, Inc.	3/20/17	1.000	9,645,000	552,543	(751,277)	(19,558)	—	(218,292)

Citibank	Marriott International, Inc.	3/20/17	1.000	1,055,000	(2,127)	3,208	(2,139)	—	(1,058)

Barclays	Marriott International, Inc.	3/20/17	1.000	10,095,000	(20,350)	30,697	(20,470)	—	(10,123)

Barclays	D.R. Horton, Inc.	3/20/17	1.000	7,130,000	179,197	(232,851)	(14,458)	—	(68,112)

JPMorgan	Barclays Bank, PLC	3/20/17	1.000	8,980,000	426,301	(347,755)	(18,209)	60,337	—

Goldman Sachs International	H.J. Heinz Company	6/20/17	1.000	13,390,000	(277,080)	174,465	(27,152)	—	(129,767)

Goldman Sachs International	Bank of America Corp.	6/20/17	1.000	25,465,000	1,336,682	(2,015,450)	(51,637)	—	(730,405)

JPMorgan	CDX North America Investment Grade 18-V1	6/20/17	1.000	53,030,000	58,123	(396,587)	(107,533)	—	(445,997)

Morgan Stanley	Barclays Bank, PLC	6/20/17	1.000	2,565,000	132,991	(170,415)	(5,201)	—	(42,625)

JPMorgan	Barclays Bank, PLC	6/20/17	1.000	5,330,000	276,353	(412,010)	(10,808)	—	(146,465)

Morgan Stanley	Toll Brothers, Inc.	6/20/17	1.000	11,600,000	160,823	(384,921)	(23,522)	—	(247,620)

JPMorgan	Home Depot, Inc.	6/20/17	1.000	17,320,000	(417,663)	362,497	(35,121)	—	(90,287)

JPMorgan	Limited Brands, Inc.	6/20/17	1.000	4,770,000	232,948	(291,615)	(9,673)	—	(68,340)

JPMorgan	D.R. Horton, Inc.	6/20/17	1.000	9,930,000	291,924	(554,432)	(20,136)	—	(282,644)

Citibank	Barclays Bank, PLC	6/20/17	1.000	1,665,000	86,327	(120,658)	(3,376)	—	(37,707)

Goldman Sachs International	Toll Brothers, Inc.	6/20/17	1.000	16,575,000	229,798	(670,818)	(33,610)	—	(474,630)

Goldman Sachs International	D.R. Horton, Inc.	6/20/17	1.000	8,440,000	248,120	(496,140)	(17,114)	—	(265,134)

Citibank	CDX North America Investment Grade 18	6/20/17	1.000	24,085,000	26,398	(176,177)	(48,839)	—	(198,618)

JPMorgan	CDX North America High Yield 18	6/20/17	5.000	24,388,650	410,660	(801,699)	(247,274)	—	(638,313)

Goldman Sachs International	CDX North America High Yield 18	6/20/17	5.000	18,889,200	318,060	(855,090)	(191,516)	—	(728,546)

Goldman Sachs International	Limited Brands, Inc.	9/20/17	1.000	8,645,000	472,296	(464,448)	(17,530)	—	(9,682)

Goldman Sachs International	Toll Brothers, Inc.	9/20/17	1.000	7,490,000	127,188	(173,302)	(15,188)	—	(61,302)

Citibank	Textron, Inc.	9/20/17	1.000	1,600,000	31,886	(34,790)	(3,244)	—	(6,148)

Goldman Sachs International	Textron, Inc.	9/20/17	1.000	10,425,000	207,760	(241,419)	(21,140)	—	(54,799)

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia Diversified Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citibank	Goldman Sachs, Group, Inc.	9/20/17	1.000	6,395,000	418,613	(439,454)	(12,968)	—	(33,809)

Morgan Stanley	Home Depot, Inc.	9/20/17	1.000	5,370,000	(128,953)	124,311	(10,889)	—	(15,531)

Morgan Stanley	Barclays Bank, PLC	9/20/17	1.000	4,270,000	239,757	(231,733)	(8,659)	—	(635)

Total								60,337	(5,006,589)

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2012, the value of these securities amounted to $365,342,355 or 11.74% of net assets.

(b)	At August 31, 2012, security was partially or fully on loan.

(c)	Variable rate security. The interest rate shown reflects the rate as of August 31, 2012.

(d)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at August 31, 2012 was $2,564,094, representing 0.08% of net assets. Information concerning such security holdings at August 31, 2012 was as follows:

Security Description	Acquisition Dates	Cost ($)
United Artists Theatre Circuit, Inc.
1995-A Pass-Through Certificates
07/01/15 9.300%	08/12/96	2,507,832

(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2012, the value of these securities amounted to $2,564,094, which represents 0.08% of net assets.

(f)	Represents a security purchased on a when-issued or delayed delivery basis.

(g)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(h)	Negligible market value.

(i)	Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(j)	Principal Only (PO) security issued with a zero coupon. Income is recognized through the accretion of discount.

(k)	At August 31, 2012, investments in securities included securities valued at $13,032,521 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(l)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(m)	Zero coupon bond.

(n)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of August 31, 2012. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(o)	Non-income producing.

(p)	At August 31, 2012, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

Borrower	Unfunded Commitment ($)
ROC Finance LLC

Tranche B Term Loan	84,524

(q)	The rate shown is the seven-day current annualized yield at August 31, 2012.

(r)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	32,910,267	1,412,159,335	(1,439,561,362)	5,508,240	56,043	5,508,240

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	27

Columbia Diversified Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Notes to Portfolio of Investments (continued)

(s)	The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Credit Suisse Securities (USA) LLC (0.140%)
United States Treasury Bill	106,335

United States Treasury Inflation Indexed Bonds	227,289

United States Treasury Note/Bond	4,766,454

Total Market Value of Collateral Securities	5,100,078

Security Description	Value ($)
Deutsche Bank AG (0.190%)
Fannie Mae Pool	21,946

Fannie Mae REMICS	10,089,421

Freddie Mac REMICS	2,805

Ginnie Mae II Pool	80,830

Government National Mortgage Association	4,998

Total Market Value of Collateral Securities	10,200,000

Security Description	Value ($)
Deutsche Bank AG (0.200%)
Federal National Mortgage Association	7,432,088

Total Market Value of Collateral Securities	7,432,088

Security Description	Value ($)
Natixis Financial Products, Inc. (0.220%)
United States Treasury Bill	880,870

United States Treasury Note/Bond	9,319,380

Total Market Value of Collateral Securities	10,200,250

Abbreviation Legend

AGM	Assured Guaranty Municipal Corporation

CMO	Collateralized Mortgage Obligation

NPFGC	National Public Finance Guarantee Corporation

PIK	Payment-in-Kind

REMIC(S)	Real Estate Mortgage Investment Conduit(s)

STRIPS	Separate Trading of Registered Interest and Principal Securities

Currency Legend

BRL	Brazilian Real

COP	Colombian Peso

IDR	Indonesian Rupiah

MXN	Mexican Peso

PEN	Peru Nuevos Soles

UYU	Uruguay Pesos

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2012

Columbia Diversified Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	29

Columbia Diversified Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes

Entertainment	—	1,119,183	2,564,094	3,683,277

All Other Industries	—	1,252,435,219	—	1,252,435,219

Residential Mortgage-Backed Securities — Agency	—	601,139,632	—	601,139,632

Residential Mortgage-Backed Securities — Non-Agency	—	31,759,878	15,539,524	47,299,402

Commercial Mortgage-Backed Securities — Non-Agency	—	407,311,647	—	407,311,647

Asset-Backed Securities — Non-Agency	—	37,185,500	—	37,185,500

Inflation-Indexed Bonds	—	1,772,456	—	1,772,456

U.S. Treasury Obligations	355,659,609	224,271,693	—	579,931,302

Foreign Government Obligations	—	40,416,441	323,077	40,739,518

Municipal Bonds	—	12,420,448	—	12,420,448

Preferred Debt

Banking	66,508,943	—	8,109,113	74,618,056

Building Materials	15,156,011	—	—	15,156,011

Total Bonds	437,324,563	2,609,832,097	26,535,808	3,073,692,468

Equity Securities

Warrants

Energy	—	18,297	—	18,297

Total Equity Securities	—	18,297	—	18,297

Short-Term Securities

Treasury Bills	185,261,097	—	—	185,261,097

Total Short-Term Securities	185,261,097	—	—	185,261,097

Other

Senior Loans	—	5,864,734	—	5,864,734

Money Market Funds	5,508,240	—	—	5,508,240

Investments of Cash Collateral Received for Securities on Loan	—	628,131,714	—	628,131,714

Total Other	5,508,240	633,996,448	—	639,504,688

Investments in Securities	628,093,900	3,243,846,842	26,535,808	3,898,476,550

Derivatives

Assets

Futures Contracts	29,253	—	—	29,253

Swap Contracts	—	60,337	—	60,337

Liabilities

Futures Contracts	(2,797,698)	—	—	(2,797,698)

Swap Contracts	—	(5,006,589)	—	(5,006,589)

Total	625,325,455	3,238,900,590	26,535,808	3,890,761,853

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2012

Columbia Diversified Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Fair Value Measurements (continued)

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

Financial assets were transferred from Level 2 to Level 1 as the market for these assets was deemed to be active during the period and fair values were consequently obtained using quoted prices for identical assets rather than being based upon other observable market inputs as of period end, August 31, 2012. The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
43,740,560	—	—	43,740,560

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes ($)	Residential Mortgage-Backed Securities — Non-Agency ($)	Foreign Government Obligations ($)	Preferred Debt ($)	Total ($)
Balance as of August 31, 2011	3,829,262	1,327,618	—	—	5,156,880

Accrued discounts/premiums	31,157	(180)	6,838	—	37,815

Realized gain (loss)	(4,587)	74,434	8,276	—	78,123

Change in unrealized appreciation (depreciation)(a)	(53,817)	126,151	15,049	75,897	163,280

Sales	(1,354,185)	(3,972,261)	(201,894)	—	(5,528,340)

Purchases	116,264	17,983,762	494,808	8,033,216	26,628,050

Balance as of August 31, 2012	2,564,094	15,539,524	323,077	8,109,113	26,535,808

(a)	Change in unrealized appreciation (depreciation) relating to securities held at August 31, 2012 was $124,126, which is comprised of Corporate Bond & Notes of ($61,746), Residential Mortgage-Backed Securities of $94,926, Foreign Governement Obligations of $15,049 and Preferred Debt of $75,897.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Residential Mortgage-Backed Securities, Foreign Government Obligations and Preferred Debt classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Certain Corporate Bonds & Notes classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, discount rates observed in the market for similar assets as well as observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	31

Columbia Diversified Bond Fund

Statement of Assets and Liabilities

August 31, 2012

Assets

Investments, at value*

Unaffiliated issuers (identified cost $3,132,775,014)	$3,264,836,596

Affiliated issuers (identified cost $5,508,240)	5,508,240

Investment of cash collateral received for securities on loan

Short-term securities (identified cost $595,845,355)	595,845,355

Repurchase agreements (identified cost $32,286,359)	32,286,359

Total investments (identified cost $3,766,414,968)	3,898,476,550

Foreign currency (identified cost $105,735)	111,041

Unrealized appreciation on swap contracts	60,337

Premiums paid on outstanding swap contracts	10,263,041

Receivable for:

Investments sold	18,080,467

Capital shares sold	10,176,748

Dividends	5,133

Interest	22,760,885

Reclaims	16,010

Expense reimbursement due from Investment Manager	1,711

Prepaid expenses	6,077

Total assets	3,959,958,000

Liabilities

Disbursements in excess of cash	1,495

Due upon return of securities on loan	628,131,714

Unrealized depreciation on swap contracts	5,006,589

Premiums received on outstanding swap contracts	695,178

Payable for:

Investments purchased	8,296,879

Investments purchased on a delayed delivery basis	191,422,875

Capital shares purchased	3,655,648

Dividend distributions to shareholders	7,791,305

Variation margin on futures contracts	2,060,180

Investment management fees	35,243

Distribution fees	21,188

Transfer agent fees	243,604

Administration fees	5,259

Plan administration fees	15,955

Compensation of board members	178,383

Other expenses	251,010

Total liabilities	847,812,505

Net assets applicable to outstanding capital stock	$3,112,145,495

Represented by

Paid-in capital	$2,881,921,642

Undistributed net investment income	6,771,847

Accumulated net realized gain	99,100,485

Unrealized appreciation (depreciation) on:

Investments	132,061,582

Foreign currency translations	4,636

Futures contracts	(2,768,445)

Swap contracts	(4,946,252)

Total — representing net assets applicable to outstanding capital stock	$3,112,145,495

* Value of securities on loan	$613,731,552

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2012

Columbia Diversified Bond Fund

Statement of Assets and Liabilities (continued)

August 31, 2012

Class A

Net assets	$2,092,917,597

Shares outstanding	400,502,461

Net asset value per share	$5.23

Maximum offering price per share(a)	$5.49

Class B

Net assets	$43,129,475

Shares outstanding	8,255,423

Net asset value per share	$5.22

Class C

Net assets	$62,984,701

Shares outstanding	12,053,302

Net asset value per share	$5.23

Class I

Net assets	$226,541,785

Shares outstanding	43,296,539

Net asset value per share	$5.23

Class R

Net assets	$219,740

Shares outstanding	41,999

Net asset value per share	$5.23

Class R3

Net assets	$12,866

Shares outstanding	2,460

Net asset value per share	$5.23

Class R4

Net assets	$74,388,569

Shares outstanding	14,252,085

Net asset value per share	$5.22

Class R5

Net assets	$310,213

Shares outstanding	59,464

Net asset value per share	$5.22

Class W

Net assets	$596,209,410

Shares outstanding	114,078,941

Net asset value per share	$5.23

Class Z

Net assets	$15,431,139

Shares outstanding	2,950,666

Net asset value per share	$5.23

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	33

Columbia Diversified Bond Fund

Statement of Operations

Year Ended August 31, 2012

Net investment income
Income:
Dividends — unaffiliated issuers	$3,229,496
Dividends — affiliated issuers	56,043
Interest	174,974,683
Income from securities lending — net	2,094,052
Foreign taxes withheld	(38,056)

Total income	180,316,218

Expenses:
Investment management fees	17,426,317
Distribution fees
Class A	7,834,974
Class B	562,510
Class C	585,130
Class R	3,023
Class R3	30
Class W	1,333,413
Transfer agent fees
Class A	4,752,686
Class B	85,491
Class C	87,935
Class R	957
Class R3	6
Class R4	34,573
Class R5	123
Class W	794,976
Class Z	5,754
Administration fees	2,491,073
Plan administration fees
Class R3	30
Class R4	178,655
Compensation of board members	38,596
Custodian fees	63,279
Printing and postage fees	420,540
Registration fees	157,227
Professional fees	117,490
Other	88,063

Total expenses	37,062,851
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,708,907)
Expense reductions	(890)

Total net expenses	35,353,054

Net investment income	144,963,164

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	213,415,423
Foreign currency translations	13,203
Futures contracts	(34,776,969)
Swap contracts	(10,536,563)

Net realized gain	168,115,094
Net change in unrealized appreciation (depreciation) on:
Investments	6,607,343
Foreign currency translations	3,343
Futures contracts	(3,433,313)
Swap contracts	(7,686,909)

Net change in unrealized appreciation (depreciation)	(4,509,536)

Net realized and unrealized gain	163,605,558

Net increase in net assets resulting from operations	$308,568,722

The accompanying Notes to Financial Statements are an integral part of this statement.

34	Annual Report 2012

Columbia Diversified Bond Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2012	Year Ended August 31, 2011(a)
Operations

Net investment income	$144,963,164	$166,946,343

Net realized gain	168,115,094	123,054,125

Net change in unrealized appreciation (depreciation)	(4,509,536)	(65,513,904)

Net increase in net assets resulting from operations	308,568,722	224,486,564

Distributions to shareholders

Net investment income

Class A	(107,428,415)	(113,654,845)

Class B	(1,509,470)	(2,562,853)

Class C	(1,562,201)	(1,524,639)

Class I	(14,068,866)	(37,209,083)

Class R	(19,382)	(28,688)

Class R3	(397)	(362)

Class R4	(2,486,028)	(2,501,671)

Class R5	(9,481)	(8,746)

Class W	(18,210,929)	(16,927,751)

Class Z	(147,291)	(20,970)

Net realized gains

Class A	(76,071,097)	—

Class B	(1,230,128)	—

Class C	(1,168,080)	—

Class I	(8,983,633)	—

Class R	(19,224)	—

Class R3	(252)	—

Class R4	(1,425,592)	—

Class R5	(5,093)	—

Class W	(10,841,693)	—

Class Z	(44,838)	—

Total distributions to shareholders	(245,232,090)	(174,439,608)

Increase (decrease) in net assets from capital stock activity	(1,923,126,685)	(136,745,488)

Total decrease in net assets	(1,859,790,053)	(86,698,532)

Net assets at beginning of year	4,971,935,548	5,058,634,080

Net assets at end of year	$3,112,145,495	$4,971,935,548

Undistributed net investment income	$6,771,847	$12,755,816

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to August 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	35

Columbia Diversified Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2012		Year Ended August 31, 2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	148,759,022	759,882,293	204,655,851	1,035,770,979

Distributions reinvested	33,678,445	170,395,430	20,506,801	103,633,062

Redemptions	(456,025,621)	(2,332,092,464)	(193,750,486)	(980,309,091)

Net increase (decrease)	(273,588,154)	(1,401,814,741)	31,412,166	159,094,950

Class B shares

Subscriptions	1,105,132	5,646,770	1,338,793	6,792,530

Distributions reinvested	502,492	2,541,719	466,809	2,354,896

Redemptions(b)	(5,182,290)	(26,663,808)	(12,939,348)	(65,467,604)

Net decrease	(3,574,666)	(18,475,319)	(11,133,746)	(56,320,178)

Class C shares

Subscriptions	2,741,684	14,029,364	1,707,903	8,659,662

Distributions reinvested	467,873	2,369,934	254,276	1,284,701

Redemptions	(1,804,633)	(9,238,899)	(3,482,144)	(17,571,309)

Net increase (decrease)	1,404,924	7,160,399	(1,519,965)	(7,626,946)

Class I shares

Subscriptions	2,667,154	13,618,144	18,987,460	95,560,203

Distributions reinvested	4,469,981	22,674,719	7,496,533	37,927,213

Redemptions	(135,300,704)	(692,138,289)	(56,161,538)	(286,133,402)

Net decrease	(128,163,569)	(655,845,426)	(29,677,545)	(152,645,986)

Class R shares

Subscriptions	16,571	84,634	75,740	384,883

Distributions reinvested	4,662	23,567	3,370	17,054

Redemptions	(157,135)	(801,892)	(106,044)	(536,285)

Net decrease	(135,902)	(693,691)	(26,934)	(134,348)

Class R3 shares

Subscriptions	268	1,381	149	751

Distributions reinvested	17	85	6	29

Redemptions	(147)	(754)	(40)	(198)

Net increase	138	712	115	582

Class R4 shares

Subscriptions	5,671,843	29,028,092	5,516,524	27,898,366

Distributions reinvested	772,117	3,911,171	506,934	2,558,982

Redemptions	(5,747,897)	(29,412,611)	(7,274,778)	(36,709,919)

Net increase (decrease)	696,063	3,526,652	(1,251,320)	(6,252,571)

Class R5 shares

Subscriptions	10,197	52,700	—	—

Distributions reinvested	1,765	8,901	681	3,439

Net increase	11,962	61,601	681	3,439

The accompanying Notes to Financial Statements are an integral part of this statement.

36	Annual Report 2012

Columbia Diversified Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2012		Year Ended August 31, 2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class W shares

Subscriptions	43,382,306	222,345,284	31,626,822	160,083,629

Distributions reinvested	5,726,352	29,052,003	3,425,485	17,316,324

Redemptions	(23,766,695)	(121,732,427)	(49,862,801)	(252,234,889)

Net increase (decrease)	25,341,963	129,664,860	(14,810,494)	(74,834,936)

Class Z shares

Subscriptions	2,833,726	14,672,838	423,967	2,157,450

Distributions reinvested	29,280	150,488	2,165	11,039

Redemptions	(299,723)	(1,535,058)	(38,749)	(197,983)

Net increase	2,563,283	13,288,268	387,383	1,970,506

Total net decrease	(375,443,958)	(1,923,126,685)	(26,619,659)	(136,745,488)

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to August 31, 2011.

(b)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	37

Columbia Diversified Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended August 31,
Class A	2012		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$5.12		$5.07	$4.75	$4.65	$4.81

Income from investment operations:

Net investment income	0.18		0.16	0.17	0.20	0.22

Net realized and unrealized gain (loss)	0.21		0.06	0.31	0.11	(0.17)

Total from investment operations	0.39		0.22	0.48	0.31	0.05

Less distributions to shareholders:

Net investment income	(0.17)		(0.17)	(0.16)	(0.21)	(0.21)

Net realized gains	(0.11)		—	—	—	—

Total distributions to shareholders	(0.28)		(0.17)	(0.16)	(0.21)	(0.21)

Net asset value, end of period	$5.23		$5.12	$5.07	$4.75	$4.65

Total return	7.95%		4.46%	10.40%	7.05%	0.93%

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	0.89%		0.90%	0.92%	0.94%	0.95%

Net expenses after fees waived or expenses reimbursed(b)	0.85	%(c)	0.84%	0.85%	0.83%	0.89%

Net investment income	3.42	%(c)	3.23%	3.49%	4.44%	4.68%

Supplemental data

Net assets, end of period (in thousands)	$2,092,918		$3,450,987	$3,258,076	$2,402,835	$1,920,028

Portfolio turnover(d)	172%		373%	420%	371%	226%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 155%, 245%, 229%, 184% and 122% for the years ended August 31, 2012, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

38	Annual Report 2012

Columbia Diversified Bond Fund

Financial Highlights (continued)

	Year Ended August 31,
Class B	2012		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$5.12		$5.07	$4.75	$4.65	$4.81

Income from investment operations:

Net investment income	0.14		0.13	0.13	0.17	0.19

Net realized and unrealized gain (loss)	0.20		0.06	0.32	0.10	(0.18)

Total from investment operations	0.34		0.19	0.45	0.27	0.01

Less distributions to shareholders:

Net investment income	(0.13)		(0.14)	(0.13)	(0.17)	(0.17)

Net realized gains	(0.11)		—	—	—	—

Total distributions to shareholders	(0.24)		(0.14)	(0.13)	(0.17)	(0.17)

Net asset value, end of period	$5.22		$5.12	$5.07	$4.75	$4.65

Total return	6.95%		3.67%	9.56%	6.24%	0.16%

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	1.65%		1.66%	1.68%	1.70%	1.71%

Net expenses after fees waived or expenses reimbursed(b)	1.60	%(c)	1.59%	1.61%	1.59%	1.65%

Net investment income	2.68	%(c)	2.49%	2.72%	3.71%	3.91%

Supplemental data

Net assets, end of period (in thousands)	$43,129		$60,550	$116,364	$191,469	$254,464

Portfolio turnover(d)	172%		373%	420%	371%	226%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 155%, 245%, 229%, 184% and 122% for the years ended August 31, 2012, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	39

Columbia Diversified Bond Fund

Financial Highlights (continued)

	Year Ended August 31,
Class C	2012		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$5.12		$5.07	$4.75	$4.65	$4.81

Income from investment operations:

Net investment income	0.14		0.13	0.13	0.17	0.19

Net realized and unrealized gain (loss)	0.21		0.06	0.32	0.10	(0.18)

Total from investment operations	0.35		0.19	0.45	0.27	0.01

Less distributions to shareholders:

Net investment income	(0.13)		(0.14)	(0.13)	(0.17)	(0.17)

Net realized gains	(0.11)		—	—	—	—

Total distributions to shareholders	(0.24)		(0.14)	(0.13)	(0.17)	(0.17)

Net asset value, end of period	$5.23		$5.12	$5.07	$4.75	$4.65

Total return	7.16%		3.68%	9.58%	6.25%	0.16%

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	1.65%		1.65%	1.68%	1.69%	1.70%

Net expenses after fees waived or expenses reimbursed(b)	1.60	%(c)	1.59%	1.60%	1.58%	1.65%

Net investment income	2.67	%(c)	2.49%	2.74%	3.68%	3.93%

Supplemental data

Net assets, end of period (in thousands)	$62,985		$54,527	$61,701	$52,650	$31,689

Portfolio turnover(d)	172%		373%	420%	371%	226%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 155%, 245%, 229%, 184% and 122% for the years ended August 31, 2012, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

40	Annual Report 2012

Columbia Diversified Bond Fund

Financial Highlights (continued)

	Year Ended August 31,
Class I	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$5.13	$5.08	$4.76	$4.65	$4.82

Income from investment operations:

Net investment income	0.19	0.18	0.19	0.22	0.24

Net realized and unrealized gain (loss)	0.21	0.06	0.31	0.11	(0.18)

Total from investment operations	0.40	0.24	0.50	0.33	0.06

Less distributions to shareholders:

Net investment income	(0.19)	(0.19)	(0.18)	(0.22)	(0.23)

Net realized gains	(0.11)	—	—	—	—

Total distributions to shareholders	(0.30)	(0.19)	(0.18)	(0.22)	(0.23)

Net asset value, end of period	$5.23	$5.13	$5.08	$4.76	$4.65

Total return	8.12%	4.82%	10.78%	7.67%	1.07%

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	0.49%	0.51%	0.53%	0.54%	0.55%

Net expenses after fees waived or expenses reimbursed(b)	0.49%	0.49%	0.49%	0.47%	0.53%

Net investment income	3.73%	3.59%	3.86%	4.80%	5.09%

Supplemental data

Net assets, end of period (in thousands)	$226,542	$878,903	$1,021,032	$787,166	$693,189

Portfolio turnover(c)	172%	373%	420%	371%	226%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 155%, 245%, 229%, 184% and 122% for the years ended August 31, 2012, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	41

Columbia Diversified Bond Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R	2012		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$5.13		$5.08	$4.76	$4.65	$4.80

Income from investment operations:

Net investment income	0.16		0.15	0.15	0.17	0.21

Net realized and unrealized gain (loss)	0.21		0.06	0.31	0.13	(0.16)

Total from investment operations	0.37		0.21	0.46	0.30	0.05

Less distributions to shareholders:

Net investment income	(0.16)		(0.16)	(0.14)	(0.19)	(0.20)

Net realized gains	(0.11)		—	—	—	—

Total distributions to shareholders	(0.27)		(0.16)	(0.14)	(0.19)	(0.20)

Net asset value, end of period	$5.23		$5.13	$5.08	$4.76	$4.65

Total return	7.47%		4.19%	9.90%	6.92%	0.84%

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	1.15%		1.15%	1.33%	1.35%	1.34%

Net expenses after fees waived or expenses reimbursed(b)	1.10	%(c)	1.09%	1.29%	1.21%	1.08%

Net investment income	3.19	%(c)	2.98%	3.09%	3.67%	4.53%

Supplemental data

Net assets, end of period (in thousands)	$220		$912	$1,040	$288	$10

Portfolio turnover(d)	172%		373%	420%	371%	226%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 155%, 245%, 229%, 184% and 122% for the years ended August 31, 2012, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

42	Annual Report 2012

Columbia Diversified Bond Fund

Financial Highlights (continued)

	Year ended August 31,
Class R3	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$5.13	$5.07	$4.76	$4.65	$4.80

Income from investment operations:

Net investment income	0.17	0.15	0.16	0.20	0.23

Net realized and unrealized gain (loss)	0.20	0.07	0.31	0.11	(0.17)

Total from investment operations	0.37	0.22	0.47	0.31	0.06

Less distributions to shareholders:

Net investment income	(0.16)	(0.16)	(0.16)	(0.20)	(0.21)

Net realized gains	(0.11)	—	—	—	—

Total distributions to shareholders	(0.27)	(0.16)	(0.16)	(0.20)	(0.21)

Net asset value, end of period	$5.23	$5.13	$5.07	$4.76	$4.65

Total return	7.55%	4.44%	9.96%	7.19%	1.11%

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	1.04%	1.08%	1.09%	1.08%	1.08%

Net expenses after fees waived or expenses reimbursed(b)	1.04%	1.04%	1.04%	0.91%	0.83%

Net investment income	3.23%	3.06%	3.31%	4.40%	4.79%

Supplemental data

Net assets, end of period (in thousands)	$13	$12	$11	$10	$10

Portfolio turnover(c)	172%	373%	420%	371%	226%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 155%, 245%, 229%, 184% and 122% for the years ended August 31, 2012, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	43

Columbia Diversified Bond Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R4	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$5.12	$5.06	$4.75	$4.64	$4.80

Income from investment operations:

Net investment income	0.18	0.17	0.17	0.20	0.23

Net realized and unrealized gain (loss)	0.20	0.07	0.31	0.12	(0.17)

Total from investment operations	0.38	0.24	0.48	0.32	0.06

Less distributions to shareholders:

Net investment income	(0.17)	(0.18)	(0.17)	(0.21)	(0.22)

Net realized gains	(0.11)	—	—	—	—

Total distributions to shareholders	(0.28)	(0.18)	(0.17)	(0.21)	(0.22)

Net asset value, end of period	$5.22	$5.12	$5.06	$4.75	$4.64

Total return	7.82%	4.71%	10.24%	7.35%	1.03%

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	0.79%	0.81%	0.83%	0.84%	0.85%

Net expenses after fees waived or expenses reimbursed(b)	0.79%	0.78%	0.79%	0.77%	0.76%

Net investment income	3.48%	3.30%	3.55%	4.53%	4.81%

Supplemental data

Net assets, end of period (in thousands)	$74,389	$69,342	$74,984	$72,570	$75,479

Portfolio turnover(c)	172%	373%	420%	371%	226%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 155%, 245%, 229%, 184% and 122% for the years ended August 31, 2012, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

44	Annual Report 2012

Columbia Diversified Bond Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R5	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$5.11	$5.06	$4.75	$4.64	$4.80

Income from investment operations:

Net investment income	0.19	0.18	0.19	0.23	0.24

Net realized and unrealized gain (loss)	0.22	0.06	0.30	0.10	(0.18)

Total from investment operations	0.41	0.24	0.49	0.33	0.06

Less distributions to shareholders:

Net investment income	(0.19)	(0.19)	(0.18)	(0.22)	(0.22)

Net realized gains	(0.11)	—	—	—	—

Total distributions to shareholders	(0.30)	(0.19)	(0.18)	(0.22)	(0.22)

Net asset value, end of period	$5.22	$5.11	$5.06	$4.75	$4.64

Total return	8.30%	4.77%	10.52%	7.62%	1.22%

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	0.55%	0.56%	0.58%	0.59%	0.59%

Net expenses after fees waived or expenses reimbursed(b)	0.54%	0.54%	0.54%	0.52%	0.58%

Net investment income	3.72%	3.54%	3.80%	5.01%	5.02%

Supplemental data

Net assets, end of period (in thousands)	$310	$243	$237	$296	$10

Portfolio turnover(c)	172%	373%	420%	371%	226%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 155%, 245%, 229%, 184% and 122% for the years ended August 31, 2012, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	45

Columbia Diversified Bond Fund

Financial Highlights (continued)

	Year Ended August 31,
Class W	2012		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$5.12		$5.07	$4.75	$4.65	$4.81

Income from investment operations:

Net investment income	0.17		0.16	0.17	0.20	0.22

Net realized and unrealized gain (loss)	0.22		0.06	0.31	0.10	(0.17)

Total from investment operations	0.39		0.22	0.48	0.30	0.05

Less distributions to shareholders:

Net investment income	(0.17)		(0.17)	(0.16)	(0.20)	(0.21)

Net realized gains	(0.11)		—	—	—	—

Total distributions to shareholders	(0.28)		(0.17)	(0.16)	(0.20)	(0.21)

Net asset value, end of period	$5.23		$5.12	$5.07	$4.75	$4.65

Total return	7.96%		4.46%	10.30%	6.95%	0.82%

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	0.89%		0.90%	0.98%	0.99%	0.99%

Net expenses after fees waived or expenses reimbursed(b)	0.85%	(c)	0.84%	0.94%	0.92%	0.98%

Net investment income	3.41%	(c)	3.25%	3.39%	4.37%	4.56%

Supplemental data

Net assets, end of period (in thousands)	$596,209		$454,474	$525,189	$578,424	$655,312

Portfolio turnover(d)	172%		373%	420%	371%	226%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 155%, 245%, 229%, 184% and 122% for the years ended August 31, 2012, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

46	Annual Report 2012

Columbia Diversified Bond Fund

Financial Highlights (continued)

	Year Ended August 31,
Class Z	2012		2011(a)
Per share data
Net asset value, beginning of period	$5.13		$5.09

Income from investment operations:

Net investment income	0.18		0.14

Net realized and unrealized gain	0.22		0.07

Total from investment operations	0.40		0.21

Less distributions to shareholders:

Net investment income	(0.19)		(0.17)

Net realized gains	(0.11)		—

Total distributions to shareholders	(0.30)		(0.17)

Net asset value, end of period	$5.23		$5.13

Total return	8.02%		4.23%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	0.66%		0.64	%(c)

Net expenses after fees waived or expenses reimbursed(d)	0.60	%(e)	0.59	%(c)

Net investment income	3.59	%(e)	2.95	%(c)

Supplemental data

Net assets, end of period (in thousands)	$15,431		$1,987

Portfolio turnover(f)	172%		373%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to August 31, 2011.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 155% for the year ended August 31, 2012 and 245% for the period ended August 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	47

Columbia Diversified Bond Fund

Notes to Financial Statements

August 31, 2012

Note 1. Organization

Columbia Diversified Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R3 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R5 shares are not subject to sales charges; however, this share class is closed to new investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the

48	Annual Report 2012

Columbia Diversified Bond Fund

Notes to Financial Statements (continued)

August 31, 2012

NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives

Annual Report 2012	49

Columbia Diversified Bond Fund

Notes to Financial Statements (continued)

August 31, 2012

between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and manage exposure to movements in interest rates. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified negative credit event(s) take place. The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, increase or decrease its credit exposure to a single issuer of debt securities, increase or decrease its credit exposure to a specific debt security or a basket of debt securities. Additionally, credit default swap contracts were used to hedge the Fund’s exposure on a debt security that it owns or in lieu of selling such debt security.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

50	Annual Report 2012

Columbia Diversified Bond Fund

Notes to Financial Statements (continued)

August 31, 2012

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at August 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit contracts	Premiums paid on outstanding credit default swap contracts	10,263,041
Credit contracts	Unrealized appreciation on swap contracts	60,337
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	29,253	*
Total		10,352,631

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit contracts	Premiums received on outstanding credit default swap contracts	695,178
Credit contracts	Unrealized depreciation on swap contracts	5,006,589
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	2,797,698	*
Total		8,499,465

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the year ended August 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit contracts	—	(10,536,563)	(10,536,563)
Interest rate contracts	(34,776,969)	—	(34,776,969)
Total	(34,776,969)	(10,536,563)	(45,313,532)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit contracts	—	(7,686,909)	(7,686,909)
Interest rate contracts	(3,433,313)	—	(3,433,313)
Total	(3,433,313)	(7,686,909)	(11,120,222)

The following table is a summary of the volume of derivative instruments for the year ended August 31, 2012:

Derivative Instrument	Contracts Opened
Futures contracts	40,935

Derivative Instrument	Aggregate Notional Opened ($)
Credit default swap contracts — buy protection	460,804,200
Credit default swap contracts — sell protection	85,198,650

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a

Annual Report 2012	51

Columbia Diversified Bond Fund

Notes to Financial Statements (continued)

August 31, 2012

repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Investments in Loans

The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Company (FDIC) receivership, or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Loans are typically secured but may be unsecured. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans.

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies within its Portfolio of Investments cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. This treatment may exaggerate the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Investment Manager’s ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Interest Only Securities

The Fund may invest in Interest Only Securities (IOs). IOs are stripped mortgage backed securities entitled to receive all of

52	Annual Report 2012

Columbia Diversified Bond Fund

Notes to Financial Statements (continued)

August 31, 2012

the security’s interest, but none of its principal. Interest is accrued daily. The daily accrual factor is adjusted each month to reflect the paydown of principal.

Principal Only Securities

The Fund may invest in Principal Only Securities (POs). POs are stripped mortgage backed securities entitled to receive most, if not all, of the principal from the underlying mortgage assets, but not the interest. The Fund assumes the risk, as the holder of a PO security, that it may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the

Annual Report 2012	53

Columbia Diversified Bond Fund

Notes to Financial Statements (continued)

August 31, 2012

Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.43% to 0.30% as the Fund’s net assets increase. The effective investment management fee rate for the year ended August 31, 2012 was 0.41% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended August 31, 2012 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended August 31, 2012, other expenses paid to this company were $16,513.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain

54	Annual Report 2012

Columbia Diversified Bond Fund

Notes to Financial Statements (continued)

August 31, 2012

out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R3, Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended August 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.15%
Class B	0.15
Class C	0.15
Class R	0.16
Class R3	0.05
Class R4	0.05
Class R5	0.05
Class W	0.15
Class Z	0.14

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At August 31, 2012, the Fund’s total potential future obligation over the life of the Guaranty is $19,943. The liability remaining at August 31, 2012 for non-recurring charges associated with the lease amounted to $12,118 and is recorded as a part of payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2012, these minimum account balance fees reduced total expenses by $890.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $6,198,000 and $833,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $1,052,240 for Class A, $27,774 for Class B and $4,244 for Class C shares for the year ended August 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective November 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.85%
Class B	1.60
Class C	1.60
Class I	0.50
Class R	1.10
Class R3	1.05
Class R4	0.80
Class R5	0.55
Class W	0.85
Class Z	0.60

Annual Report 2012	55

Columbia Diversified Bond Fund

Notes to Financial Statements (continued)

August 31, 2012

Prior to November 1, 2011, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.84%
Class B	1.59
Class C	1.59
Class I	0.49
Class R	1.09
Class R3	1.04
Class R4	0.79
Class R5	0.54
Class W	0.84
Class Z	0.59

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2012, these differences are primarily due to differing treatment for futures and options contracts, interest on bonds, deferral/reversal of wash sales losses, foreign currency transactions, market discount, and recognition of unrealized appreciation (depreciation) for certain derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities.

Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(5,504,673)
Accumulated net realized gain	(34,294,645)
Paid-in capital	39,799,318

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year ended August 31, 2012	Year ended August 31, 2011
Ordinary income	$176,002,682	$174,439,608
Long-term capital gains	69,229,408	—
Total	$245,232,090	$174,439,608

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$63,357,181
Undistributed accumulated long-term gain	68,036,748
Unrealized appreciation	106,621,229

At August 31, 2012, the cost of investments for federal income tax purposes was $3,787,982,879 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$116,665,002
Unrealized depreciation	(6,171,331)
Net unrealized appreciation	$110,493,671

For the year ended August 31, 2012, $11,547 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

56	Annual Report 2012

Columbia Diversified Bond Fund

Notes to Financial Statements (continued)

August 31, 2012

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations but including mortgage dollar rolls, aggregated to $7,075,128,273 and $9,085,432,631, respectively, for the year ended August 31, 2012, of which $4,821,984,361 and $5,667,417,280, respectively, were U.S. government securities.

Note 6. Redemption-in-Kind

Sales of securities for the Fund include the value of securities delivered through an in-kind redemption of certain fund shares. During the year ended August 31, 2012, securities and other assets with a value of $1,633,363,559 were distributed to shareholders to satisfy their redemption requests. The net realized gain on these securities was $53,505,044, which is not taxable to remaining shareholders in the Fund.

Note 7. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended August 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At August 31, 2012, securities valued at $613,731,552 were on loan, secured by cash collateral of $628,131,714 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

In September 2012, the Board voted to cease securities lending by or on December 31, 2012.

Note 8. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At August 31, 2012, one unaffiliated shareholder account owned 43% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit

Annual Report 2012	57

Columbia Diversified Bond Fund

Notes to Financial Statements (continued)

August 31, 2012

facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended August 31, 2012.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

In September 2012, the Board of Trustees approved a proposal to merge the Fund into Columbia Intermediate Bond Fund. Shareholders of the Fund will vote on the proposed merger at a special meeting of shareholders to be held during the first half of 2013.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

58	Annual Report 2012

Columbia Diversified Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Diversified Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Diversified Bond Fund (the “Fund”) (a series of Columbia Funds Series Trust II) at August 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).

Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended August 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated October 21, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

October 24, 2012

Annual Report 2012	59

Columbia Diversified Bond Fund

Supplemental Information

(Unaudited)

Change in Independent Registered Public Accounting Firm

At a meeting held on June 14, 2012, the Board, upon recommendation of the Audit Committee, approved the replacement of Ernst & Young LLP (Ernst & Young) as the independent registered public accounting firm for the Fund and certain other funds in the Columbia Family of Funds (collectively, the Funds) and appointed PricewaterhouseCoopers LLP (PwC). PwC’s engagement was effective at the completion of Ernst & Young’s audits of the financial statements of Funds with fiscal years ended July 31, 2012. The Fund did not consult with PwC during the fiscal years ended August 31, 2011 and 2010 and through the June meeting.

Ernst & Young’s reports on the financial statements of the Fund as of and for the fiscal years ended August 31, 2011 and 2010 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through the June meeting, there were no: (1) disagreements between the Fund and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports, or (2) reportable events.

60	Annual Report 2012

Columbia Diversified Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended August 31, 2012

Income distributions — the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	0.38%
Dividends Received Deduction for corporations	0.38%
U.S. Government Obligations	6.91%

Capital gain distribution — the Fund designates $69,229,408 to be taxed as long-term capital gain.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2012	61

Columbia Diversified Bond Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since January 2006 for RiverSource Funds and since June 2011 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since July 2007 for RiverSource Funds and since June 2011 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	156	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Board member since June 2011 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since November 2004 for RiverSource Funds and since June 2011 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None

62	Annual Report 2012

Columbia Diversified Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance) from September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since January 2007, Board member for RiverSource Funds since January 2002 and since June 2011 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Valmont Industries, Inc. (manufactures irrigation systems)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since November 2011 for RiverSource Funds and since June 2011 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since November 2008 for RiverSource Funds and since June 2011 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Board member since June 2011 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since November 2002 for RiverSource Funds and since June 2011 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Annual Report 2012	63

Columbia Diversified Bond Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Board member since June 2011 for RiverSource Funds and since January 2008 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since November 2011 for RiverSource Funds and since June 2011 for Nations Funds; Senior Vice President since 2002	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management since September 2012; (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010) Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	208	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

64	Annual Report 2012

Columbia Diversified Bond Fund

Trustees and Officers (continued)

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since May 2010 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since December 2006 for RiverSource Funds and May 2010 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since January 2011 and Chief Financial Officer since April 2011 RiverSource Funds and Treasurer since March 2011 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since December 2006 and Assistant Secretary since June 2011 for RiverSource Funds and Senior Vice President and Chief Legal Officer since May 2010 and Assistant Secretary since June 2011 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since May 2010 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since March 2012	Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since April 2011 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Annual Report 2012	65

Columbia Diversified Bond Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since April 2011 for RiverSource Funds and March 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since April 2011 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since June 2011 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since April 2011 and Vice President since March 2011 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since April 2011 and Assistant Secretary since November 2008 for RiverSource Funds and May 2010 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008-November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005-July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since April 2011 and Assistant Secretary since May 2010 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

66	Annual Report 2012

Columbia Diversified Bond Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Diversified Bond Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Independent Trustees took into account their meetings with Columbia Management’s Chief Investment Officer (the CIO) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Trustees also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Annual Report 2012	67

Columbia Diversified Bond Fund

Approval of Investment Management Services Agreement (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

68	Annual Report 2012

Columbia Diversified Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	69

Columbia Diversified Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6495 AG (10/12)

Annual Report August 31, 2012

Columbia Frontier Fund

Columbia Frontier Fund

President’s Message

Dear Shareholders,

On the heels of solid gains for stocks during the first quarter, U.S. stock market averages fell in the second quarter as uncertainty mounted regarding the fate of the eurozone and other real concerns. On the last day of the quarter, an announcement that European leaders had agreed to relieve short-term funding pressure on Italy and Spain and to back a plan heading toward a banking union raised hopes that a longer term solution was achievable. The announcement lifted stocks around the world. However, it was a losing quarter for most stock markets as economic data disappointed in the United States and growth in Europe and emerging markets slowed. China, which has been a key driver of worldwide growth over the past decade, has experienced a significant slowdown, and its declining demand for raw materials has had a chilling effect on world commodity markets.

Against a backdrop of rising uncertainty and a declining stock market, bond investors turned cautious. U.S. Treasuries were the quarter’s strongest performers. Total returns on long-dated Treasuries surged late last year, sank from mid-December to mid-March then soared through the end of the quarter. By contrast, European sovereign bonds lost value as interest rates rose and concerns about the eurozone’s fiscal health mounted.

Despite these continued challenges, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>	detailed up-to-date fund performance and portfolio information

>	economic analysis and market commentary

>	quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Frontier Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Frontier Fund

Performance Overview

Performance Summary

>	Columbia Frontier Fund (the Fund) Class A shares returned 13.82% excluding sales charges for the 10-month period ended August 31, 2012.

>	The Fund outperformed its benchmark, the Russell 2000 Growth Index, which returned 9.92% for the same time period.

>	Security selection generally drove the Fund’s positive results versus the index.

Average Annual Total Returns (%) (for period ended August 31, 2012)
	Inception	10 Months cumulative	1 Year	5 Years	10 Years
Class A	12/10/84
Excluding sales charges		13.82	15.64	-1.99	5.21
Including sales charges		7.31	9.03	-3.15	4.59
Class B	04/22/96
Excluding sales charges		13.10	14.76	-2.72	4.40
Including sales charges		8.10	9.76	-3.04	4.40
Class C	05/27/99
Excluding sales charges		13.17	14.69	-2.65	4.47
Including sales charges		12.17	13.69	-2.65	4.47
Class I*	08/03/09	14.30	16.00	-1.74	5.35
Class R*	04/30/03	13.63	15.36	-2.30	4.94
Class R4*	08/03/09	13.98	15.80	-1.89	5.26
Class R5	11/30/01	14.29	16.22	-1.56	5.80
Class Z*	09/27/10	14.01	15.94	-1.90	5.26
Russell 2000 Growth Index		9.92	12.72	2.94	9.40

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2012

Columbia Frontier Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2002 — August 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Frontier Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012	3

Columbia Frontier Fund

Manager Discussion of Fund Performance

Portfolio Management

Wayne Collette, CFA

George Myers, CFA

Lawrence Lin, CFA

Brian Neigut

Morningstar Style Box™

The Morningstar Style Box™ is based on the fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The Board of Trustees for Columbia Frontier Fund has approved the change of the Fund’s fiscal year end from October 31 to August 31. As a result, this report covers the 10-month period since the last annual report. The next report you receive will be for the six-month period from September 1, 2012 through February 28, 2013.

The Board of Trustees of the Fund has approved a proposal to merge the Fund into Columbia Small Cap Growth Fund I. The merger is subject to certain conditions, including approval by shareholders of the Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders of the Fund later this year or in early 2013, and that a meeting of shareholders to consider the merger will be held in the first half of 2013.

For the 10-month period that ended August 31, 2012, the Fund’s Class A shares returned 13.82% excluding sales charges. The Fund outperformed its benchmark, the Russell 2000 Growth Index, which returned 9.92% over the same period. Security selection generally accounted for the Fund’s superior performance relative to the index. Sector allocations had no material impact on relative returns, even though there were considerable changes in positioning from the beginning to the end of the period as a new management team took over on April 27, 2012. The new team aims to maintain sector weights that are generally in line with the weights in the benchmark Russell 2000 Growth Index. As such, any slight over- or underweights tend to reflect the bottom-up analysis of individual stocks in those sectors as opposed to top-down calls on one sector versus another.

Strong Market Advance Despite Economic Uncertainty

Europe’s debt problems and an uncertain outlook for the global economy dominated world headlines over the past year. The pace of U.S. economic growth slowed to 2.0% in the first quarter of 2012, as measured by gross domestic product, and second quarter growth was just 1.3%. Job growth was strong early in 2012, but has been uneven over the past few months. A July rebound in the number of new jobs added to the U.S. labor market raised hopes that the second half would be stronger than the first. However, the August jobs figure was lower than expected and manufacturing activity — the one consistent bright spot throughout this recovery — has slipped. A widely followed measure of consumer confidence from The Conference Board rose in the first half of the period, then generally fell in the second half in response to shifting economic prospects. The housing market emerged as the one bright spot in the U.S. economy. Year-over-year sales improved, inventories tightened and prices stabilized somewhat.

Against this backdrop, the U.S. stock market began the period on the upswing. Larger-cap, more defensive stocks led the rally, which broadened to include mid- and small-caps into 2012 on solid corporate earnings, a better housing market and growing investor confidence. Volatility increased in the spring as worries over the sovereign debt problems in Europe and the economy at home resurfaced. Stock prices fell sharply in the second quarter of 2012 before regaining ground in the final months of the reporting period.

Positive Contributions from Energy, Consumer Staples, Industrials and Health Care

Within the energy sector, oil and gas producer Clean Energy Fuels was the top contributor in the portfolio. The company, which is the largest provider of natural gas for transportation in North America, benefited from the build out of natural gas fueling infrastructure. We took profits and sold the stock during the period. Within consumer staples, The Chefs’ Warehouse, Fresh Market and Elizabeth Arden aided performance relative to the benchmark. All three were overweights relative to the

4	Annual Report 2012

Columbia Frontier Fund

Manager Discussion of Fund Performance (continued)

benchmark, amplifying the Fund’s results on their strong performance. The Chefs’ Warehouse, one of the largest U.S. specialty food distributors, completed several successful acquisitions before we sold the stock and took profits. Fresh Markets, a premium super market chain, announced higher earnings prospects for the year, and we trimmed our exposure into the strength of the news. Elizabeth Arden, a leading fragrance marketer, took advantage of industry trends and successfully repackaged prestigious products for Wal-Mart and Target. In the industrials sector, the Fund had more exposure than the index to Portfolio Recovery, which amplified its strong results. The company collects past due and normal-course receivables owed to credit grantors, governments, retailers and others. It has demonstrated a knack for finding debt to buy and knowing what to pay for it to earn an attractive return for shareholders. In health care, top contributors included Onyx Pharmaceuticals, HMS Holdings, Amarin and Catalyst Health Solutions. Onyx surged on news that the Food and Drug Administration announced support for a new cancer treatment medicine. The Fund had more exposure to the stock than the index, which further bolstered results. HMS Holdings, also an overweight in the Fund, is a leading player in policing for health care system abuse. The company acquired Health Data Insights, giving it a stronghold on both Medicare and Medicaid audits. Biopharmaceutical company Amarin gained on positive news about a drug to treat cardiovascular disease. Catalyst Health Solutions, a pharmacy benefit manager, received a boost after news that it would be acquired at a substantial premium. Neither Amarin nor Catalyst Health Solutions are represented in the index.

Disappointments in Technology and Consumer Discretionary

In the technology sector, a decision to overweight Silicon Graphics International turned out poorly as the maker of high-performance computers struggled with restructuring under a new management team. We sold the stock. Volterra Semiconductor was another disappointment. After a strong first quarter in 2012, the company lowered its earnings expectations, which drove the stock down sharply. An overweight in the stock further hampered results relative to the index, and we sold the stock during the period. In the consumer discretionary sector, Vera Bradley, maker of handbags and other accessories, reported disappointed earnings and we sold the stock.

Looking Ahead

Heading into the final months of 2012, we believe that investors will look for signs that the Federal Reserve (the Fed) plans to implement additional liquidity measures to spur on a fragile global economy. However, the Fed may be reaching the limits of its abilities to prop up the economy. With government policy playing a greater role in driving the financial markets, focus has nervously turned to the November U.S. presidential election and the year-end expiration of tax cuts and economic stimulus. Meanwhile China’s economy has slowed. Against this uncertain economic outlook, we currently remain focused on finding industries that stand to gain wallet share of the $60 trillion global economy and, in particular, companies that are gaining market share of those growth industries. We believe that there will be companies that, by virtue of their innovative products and solutions or their low-cost business models, can increase earnings at a well-above-average rate regardless of the growth rate of the economy. The focus of our bottom up fundamental research efforts is clearly on identifying these winning businesses across all market cycles.

Portfolio Breakdown (%) (at August 31, 2012)
Common Stocks	99.4
Consumer Discretionary	19.2
Consumer Staples	5.5
Energy	5.5
Financials	7.8
Health Care	21.0
Industrials	17.3
Information Technology	22.5
Utilities	0.6
Money Market Funds	0.6
Total	100.0

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

Top Ten Holdings (%) (at August 31, 2012)
Casey’s General Stores, Inc.	2.1
Hexcel Corp.	1.8
Brookdale Senior Living, Inc.	1.6
HMS Holdings Corp.	1.6
Aspen Technology, Inc.	1.6
CommVault Systems, Inc.	1.5
Elizabeth Arden, Inc.	1.4
GNC Holdings, Inc., Class A	1.4
Coinstar, Inc.	1.4
Domino’s Pizza, Inc.	1.3

Percentages indicated are based upon total investments (excluding Money Market Funds and Investments of Cash Collateral Received for Securities on Loan).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2012	5

Columbia Frontier Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2012 – August 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	980.20	1,017.39	7.67	7.81	1.54
Class B	1,000.00	1,000.00	976.00	1,013.62	11.37	11.59	2.29
Class C	1,000.00	1,000.00	976.10	1,013.62	11.37	11.59	2.29
Class I	1,000.00	1,000.00	982.30	1,019.71	5.38	5.48	1.08
Class R	1,000.00	1,000.00	978.70	1,016.14	8.90	9.07	1.79
Class R4	1,000.00	1,000.00	980.50	1,018.35	6.72	6.85	1.35
Class R5	1,000.00	1,000.00	982.30	1,019.56	5.53	5.63	1.11
Class Z	1,000.00	1,000.00	980.60	1,018.30	6.77	6.90	1.36

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2012

Columbia Frontier Fund

Portfolio of Investments

August 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 99.6%
Issuer	Shares	Value ($)

Consumer Discretionary 19.2%
Diversified Consumer Services 1.4%

Coinstar, Inc.(a)(b)	19,085	975,625

Hotels, Restaurants & Leisure 3.0%

Domino’s Pizza, Inc.	26,123	925,799

Life Time Fitness, Inc.(a)(b)	15,582	739,833

Six Flags Entertainment Corp.	8,724	481,827

Total		2,147,459

Household Durables 1.6%

Harman International Industries, Inc.	12,415	571,463

Skullcandy, Inc.(a)	31,295	480,065

Zagg, Inc.(a)(b)	11,800	88,854

Total		1,140,382

Internet & Catalog Retail 0.8%

Kayak Software Corp.(a)(b)	13,222	360,961

Shutterfly, Inc.(a)	6,970	207,357

Total		568,318

Leisure Equipment & Products 1.5%

Arctic Cat, Inc.(a)	16,391	709,075

Polaris Industries, Inc.	5,028	378,055

Total		1,087,130

Media 0.7%

National CineMedia, Inc.(b)	35,050	508,225

Specialty Retail 7.8%

Asbury Automotive Group, Inc.(a)(b)	17,094	473,333

Cabela’s, Inc.(a)	13,685	657,017

GameStop Corp., Class A(b)	15,450	294,786

GNC Holdings, Inc., Class A	26,244	1,019,579

Lumber Liquidators Holdings, Inc.(a)(b)	12,293	573,591

Pier 1 Imports, Inc.	28,703	530,432

Rent-A-Center, Inc.	17,913	631,971

Select Comfort Corp.(a)	16,900	482,833

Tile Shop Holdings, Inc.(a)	35,535	445,964

Vitamin Shoppe, Inc.(a)	9,692	519,588

Total		5,629,094

Textiles, Apparel & Luxury Goods 2.4%

Fifth & Pacific Companies, Inc.(a)	32,680	433,010

Gildan Activewear, Inc.	27,239	827,521

Tumi Holdings, Inc.(a)(b)	20,725	436,468

Total		1,696,999

Total Consumer Discretionary		13,753,232

Common Stocks (continued)
Issuer	Shares	Value ($)

Consumer Staples 5.5%
Food & Staples Retailing 3.6%

Casey’s General Stores, Inc.	26,808	1,515,993

Fresh Market, Inc. (The)(a)	10,028	578,816

Harris Teeter Supermarkets, Inc.	11,834	462,354

Total		2,557,163

Food Products 0.5%

Post Holdings, Inc.(a)	12,974	387,274

Personal Products 1.4%

Elizabeth Arden, Inc.(a)	22,022	1,024,904

Total Consumer Staples		3,969,341

Energy 5.6%
Energy Equipment & Services 1.0%

Superior Energy Services, Inc.(a)	35,061	728,217

Oil, Gas & Consumable Fuels 4.6%

Energy XXI Bermuda Ltd.(b)	22,321	734,138

Golar LNG Ltd.(b)	10,062	393,625

Kodiak Oil & Gas Corp.(a)	32,584	291,301

Oasis Petroleum, Inc.(a)(b)	28,760	843,531

Resolute Energy Corp.(a)(b)	40,321	364,502

Teekay Tankers Ltd., Class A	66,024	263,436

Western Refining, Inc.(b)	13,147	367,721

Total		3,258,254

Total Energy		3,986,471

Financials 7.8%
Commercial Banks 1.2%

Signature Bank(a)	13,063	844,262

Consumer Finance 0.8%

DFC Global Corp.(a)	30,581	569,418

Insurance 0.6%

Arthur J Gallagher & Co.	12,100	432,212

Real Estate Investment Trusts (REITs) 4.1%

DiamondRock Hospitality Co.	61,175	588,503

Home Properties, Inc.	13,432	857,633

Omega Healthcare Investors, Inc.(b)	26,833	644,529

Redwood Trust, Inc.	28,960	414,997

Summit Hotel Properties, Inc.(b)	51,374	437,706

Total		2,943,368

Real Estate Management & Development 1.1%

Zillow, Inc., Class A(a)(b)	19,064	793,253

Total Financials		5,582,513

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	7

Columbia Frontier Fund

Portfolio of Investments (continued)

August 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Health Care 21.0%
Biotechnology 6.2%

Alkermes PLC(a)(b)	44,611	818,612

Amarin Corp. PLC, ADR(a)(b)	41,810	572,379

Ariad Pharmaceuticals, Inc.(a)	17,706	364,035

Dynavax Technologies Corp.(a)	66,173	258,736

Exact Sciences Corp.(a)	34,486	342,446

Idenix Pharmaceuticals, Inc.(a)	85,864	485,132

Ironwood Pharmaceuticals, Inc.(a)(b)	24,293	304,391

Onyx Pharmaceuticals, Inc.(a)	8,927	642,030

Rigel Pharmaceuticals, Inc.(a)	45,185	421,124

TESARO, Inc.(a)	20,349	251,921

Total		4,460,806

Health Care Equipment & Supplies 4.6%

Align Technology, Inc.(a)(b)	23,581	800,575

Insulet Corp.(a)(b)	38,857	814,831

Masimo Corp.(a)	24,704	545,464

NxStage Medical, Inc.(a)(b)	41,558	529,865

Volcano Corp.(a)	20,980	593,315

Total		3,284,050

Health Care Providers & Services 5.4%

Brookdale Senior Living, Inc.(a)	52,640	1,143,867

Catamaran Corp.(a)	4,550	396,533

Centene Corp.(a)	11,450	464,984

HMS Holdings Corp.(a)	32,380	1,115,815

IPC The Hospitalist Co., Inc.(a)(b)	16,441	726,528

Total		3,847,727

Health Care Technology 0.5%

athenahealth, Inc.(a)(b)	4,385	387,502

Life Sciences Tools & Services 1.3%

Fluidigm Corp.(a)	22,166	346,676

ICON PLC, ADR(a)	25,238	578,455

Total		925,131

Pharmaceuticals 3.0%

Akorn, Inc.(a)(b)	22,330	309,047

Impax Laboratories, Inc.(a)	33,989	804,520

MAP Pharmaceuticals, Inc.(a)(b)	33,374	448,547

Salix Pharmaceuticals Ltd.(a)	13,965	613,901

Total		2,176,015

Total Health Care		15,081,231

Common Stocks (continued)
Issuer	Shares	Value ($)

Industrials 17.3%
Aerospace & Defense 2.5%

Hexcel Corp.(a)(b)	56,856	1,288,925

LMI Aerospace, Inc.(a)	26,261	511,302

Total		1,800,227

Airlines 0.6%

Alaska Air Group, Inc.(a)	12,440	417,362

Building Products 1.1%

USG Corp.(a)(b)	38,755	796,803

Commercial Services & Supplies 2.4%

Clean Harbors, Inc.(a)	12,041	654,910

Portfolio Recovery Associates, Inc.(a)	6,653	667,629

Tetra Tech, Inc.(a)	14,465	375,222

Total		1,697,761

Electrical Equipment 0.5%

Regal-Beloit Corp.	5,199	353,844

Machinery 3.6%

Chart Industries, Inc.(a)	6,696	467,381

Lindsay Corp.	7,318	478,304

Proto Labs, Inc.(a)(b)	15,150	476,619

Trinity Industries, Inc.	13,781	390,554

Woodward, Inc.(b)	23,017	803,984

Total		2,616,842

Marine 0.6%

Costamare, Inc.	34,108	449,202

Professional Services 1.3%

Acacia Research Corp.(a)	14,802	389,885

Advisory Board Co. (The)(a)	11,652	516,533

Total		906,418

Road & Rail 2.4%

Avis Budget Group, Inc.(a)	21,011	345,001

Knight Transportation, Inc.(b)	18,853	269,598

Landstar System, Inc.	11,920	563,458

Roadrunner Transportation Systems, Inc.(a)	30,778	537,999

Total		1,716,056

Trading Companies & Distributors 2.3%

TAL International Group, Inc.(b)	19,936	678,023

United Rentals, Inc.(a)	18,021	582,259

Watsco, Inc.(b)	5,300	399,938

Total		1,660,220

Total Industrials		12,414,735

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Frontier Fund

Portfolio of Investments (continued)

August 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Information Technology 22.6%
Communications Equipment 0.6%

Riverbed Technology, Inc.(a)	21,975	439,280

Electronic Equipment, Instruments & Components 2.0%

Cognex Corp.	13,135	474,042

FARO Technologies, Inc.(a)	9,957	392,804

FEI Co.	10,429	560,142

Total		1,426,988

Internet Software & Services 5.3%

Angie’s List, Inc.(a)(b)	12,199	116,622

Bankrate, Inc.(a)	22,660	389,299

Bazaarvoice, Inc.(a)(b)	25,038	371,564

Cornerstone OnDemand, Inc.(a)(b)	7,398	198,340

CoStar Group, Inc.(a)	3,891	316,144

DealerTrack Holdings, Inc.(a)	24,393	675,442

IAC/InterActiveCorp.	15,270	791,597

Liquidity Services, Inc.(a)(b)	6,025	315,650

Stamps.com, Inc.(a)	27,102	600,038

Total		3,774,696

IT Services 0.5%

Wright Express Corp.(a)	5,767	379,699

Semiconductors & Semiconductor Equipment 3.3%

Cirrus Logic, Inc.(a)	6,075	253,145

Kulicke & Soffa Industries, Inc.(a)	27,966	316,855

Microsemi Corp.(a)	14,685	292,378

Power Integrations, Inc.	12,300	426,072

Semtech Corp.(a)	30,723	753,328

Silicon Laboratories, Inc.(a)	8,903	340,451

Total		2,382,229

Software 10.9%

ACI Worldwide, Inc.(a)(b)	8,169	354,371

Aspen Technology, Inc.(a)	45,558	1,110,704

CommVault Systems, Inc.(a)	21,927	1,105,559

Fortinet, Inc.(a)	33,892	898,477

Guidewire Software, Inc.(a)	29,598	845,023

Infoblox, Inc.(a)	16,468	358,838

Informatica Corp.(a)	12,190	397,394

Monitise PLC(a)	693,078	352,162

Parametric Technology Corp.(a)	13,382	284,368

Pegasystems, Inc.(b)	7,260	196,238

Proofpoint, Inc.(a)	31,389	407,429

QLIK Technologies, Inc.(a)	14,136	298,976

TIBCO Software, Inc.(a)	18,615	556,961

TiVo, Inc.(a)	28,420	258,338

Common Stocks (continued)
Issuer	Shares	Value ($)

Ultimate Software Group, Inc.(a)	3,855	382,377

Total		7,807,215

Total Information Technology		16,210,107

Utilities 0.6%
Electric Utilities 0.6%

UIL Holdings Corp.	12,768	449,178

Total Utilities		449,178

Total Common Stocks
(Cost: $69,442,555)		71,446,808

Money Market Funds 0.6%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.164%(c)(d)	440,570	440,570

Total Money Market Funds
(Cost: $440,570)		440,570

Investments of Cash Collateral Received for Securities on Loan 17.8%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Repurchase Agreements 17.8%
Citigroup Global Markets, Inc. dated 08/31/12, matures 09/04/12, repurchase price
$2,000,047(e)	0.210%	2,000,000	2,000,000

Nomura Securities dated 08/31/12, matures 09/04/12, repurchase price
$3,000,077(e)	0.230%	3,000,000	3,000,000

Pershing LLC dated 08/31/12, matures 09/04/12, repurchase price
$1,000,036(e)	0.320%	1,000,000	1,000,000

Societe Generale dated 08/31/12, matures 09/04/12, repurchase price
$6,818,550(e)	0.200%	6,818,399	6,818,399

Total			12,818,399

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $12,818,399)			12,818,399

Total Investments
(Cost: $82,701,524)			84,705,777

Other Assets & Liabilities, Net			(12,890,959)

Net Assets			71,814,818

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Frontier Fund

Portfolio of Investments (continued)

August 31, 2012

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At August 31, 2012, security was partially or fully on loan.

(c)	The rate shown is the seven-day current annualized yield at August 31, 2012.

(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	2,718,112	26,841,870	(29,119,412)	440,570	3,799	440,570

(e)	The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Citigroup Global Markets, Inc. (0.210%)
Fannie Mae REMICS	654,169

Fannie Mae-Aces	224,485

Freddie Mac REMICS	871,955

Government National Mortgage Association	289,391

Total market value of collateral securities	2,040,000

Security Description	Value ($)
Nomura Securities (0.230%)
Fannie Mae Pool	2,100,801

Freddie Mac Gold Pool	959,199

Total market value of collateral securities	3,060,000

Security Description	Value ($)
Pershing LLC (0.320%)
Fannie Mae REMICS	239,721

Federal Home Loan Banks	4,762

Freddie Mac Reference REMIC	1

Freddie Mac REMICS	58,714

Ginnie Mae I Pool	142,858

Ginnie Mae II Pool	332,553

Government National Mortgage Association	14,807

United States Treasury Note/Bond	226,584

Total market value of collateral securities	1,020,000

Security Description	Value ($)
Societe Generale (0.200%)
Ginnie Mae II Pool	6,954,766

Total market value of collateral securities	6,954,766

Abbreviation Legend

ADR	American Depositary Receipt
REMIC(S)	Real Estate Mortgage Investment Conduit(s)

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Frontier Fund

Portfolio of Investments (continued)

August 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Frontier Fund

Portfolio of Investments (continued)

August 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	13,753,232	—	—	13,753,232

Consumer Staples	3,969,341	—	—	3,969,341

Energy	3,986,471	—	—	3,986,471

Financials	5,582,513	—	—	5,582,513

Health Care	15,081,231	—	—	15,081,231

Industrials	12,414,735	—	—	12,414,735

Information Technology	15,857,945	352,162	—	16,210,107

Utilities	449,178	—	—	449,178

Total Equity Securities	71,094,646	352,162	—	71,446,808

Other

Money Market Funds	440,570	—	—	440,570

Investments of Cash Collateral Received for Securities on Loan	—	12,818,399	—	12,818,399

Total Other	440,570	12,818,399	—	13,258,969

Total	71,535,216	13,170,561	—	84,705,777

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Frontier Fund

Statement of Assets and Liabilities

August 31, 2012

Assets

Investments, at value*

Unaffiliated issuers (identified cost $69,442,555)	$71,446,808

Affiliated issuers (identified cost $440,570)	440,570

Investment of cash collateral received for securities on loan

Repurchase agreements (identified cost $12,818,399)	12,818,399

Total investments (identified cost $82,701,524)	84,705,777

Cash	14,159

Foreign currency (identified cost $384,172)	379,539

Receivable for:

Investments sold	16,909

Capital shares sold	3,602

Dividends	35,560

Interest	19,442

Reclaims	264

Expense reimbursement due from Investment Manager	888

Prepaid expenses	3,231

Total assets	85,179,371

Liabilities

Due upon return of securities on loan	12,818,399

Payable for:

Investments purchased	369,585

Capital shares purchased	64,482

Investment management fees	1,546

Distribution fees	740

Transfer agent fees	13,771

Administration fees	157

Plan administration fees	8

Compensation of board members	8,437

Other expenses	87,428

Total liabilities	13,364,553

Net assets applicable to outstanding capital stock	$71,814,818

Represented by

Paid-in capital	$86,534,955

Excess of distributions over net investment income	653,561

Accumulated net realized loss	(17,373,290)

Unrealized appreciation (depreciation) on:

Investments	2,004,253

Foreign currency translations	(4,661)

Total — representing net assets applicable to outstanding capital stock	$71,814,818

* Value of securities on loan	$12,562,690

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Frontier Fund

Statement of Assets and Liabilities (continued)

August 31, 2012

Class A

Net assets	$57,896,233

Shares outstanding	5,325,415

Net asset value per share	$10.87

Maximum offering price per share(a)	$11.53

Class B

Net assets	$2,421,659

Shares outstanding	283,258

Net asset value per share	$8.55

Class C

Net assets	$10,194,061

Shares outstanding	1,186,252

Net asset value per share	$8.59

Class I

Net assets	$15,726

Shares outstanding	1,347

Net asset value per share	$11.67

Class R

Net assets	$122,109

Shares outstanding	11,528

Net asset value per share	$10.59

Class R4

Net assets	$37,320

Shares outstanding	3,222

Net asset value per share	$11.58

Class R5

Net assets	$920,475

Shares outstanding	78,840

Net asset value per share	$11.68

Class Z

Net assets	$207,235

Shares outstanding	17,801

Net asset value per share	$11.64

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Frontier Fund

Statement of Operations

	Year Ended August 31, 2012(a)	Year Ended October 31, 2011
Net investment income
Income:
Dividends	$288,162	$502,471
Interest	—	2,197
Dividends from affiliates	3,799	12,618
Income from securities lending — net	202,571	405,789
Foreign taxes withheld	(888)	—

Total income	493,644	923,075

Expenses:
Investment management fees	485,995	1,069,553
Distribution fees
Class A	122,469	175,785
Class B	28,163	62,186
Class C	83,478	111,678
Class R	481	620
Transfer agent fees
Class A	189,023	258,378
Class B	11,604	23,213
Class C	32,116	40,793
Class R	367	453
Class R4	9	13
Class R5	218	39
Class Z	1,682	347
Administration fees	49,215	99,107
Plan administration fees
Class R4	99	144
Compensation of board members	9,257	5,561
Custodian fees	8,017	13,350
Printing and postage fees	53,858	59,000
Registration fees	86,820	64,500
Professional fees	30,924	25,424
Other	22,579	27,241

Total expenses	1,216,374	2,037,385
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(197,526)	(227,394)
Expense reductions	(5,534)	(7,265)

Total net expenses	1,013,314	1,802,726

Net investment loss	(519,670)	(879,651)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	4,545,770	17,177,577
Foreign currency translations	180	—

Net realized gain	4,545,950	17,177,577
Net change in unrealized appreciation (depreciation) on:
Investments	4,342,310	(9,577,081)
Foreign currency translations	(4,661)	—

Net change in unrealized appreciation (depreciation)	4,337,649	(9,577,081)

Net realized and unrealized gain	8,883,599	7,600,496

Net increase in net assets resulting from operations	$8,363,929	$6,720,845

(a)	For the period from November 1, 2011 to August 31, 2012. During the period, the Fund’s fiscal year end was changed from October 31 to August 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Frontier Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2012(a)	Year Ended October 31, 2011	Year Ended October 31, 2010
Operations

Net investment loss	$(519,670)	$(879,651)	$(875,175)

Net realized gain	4,545,950	17,177,577	8,223,730

Net change in unrealized appreciation (depreciation)	4,337,649	(9,577,081)	779,767

Net increase in net assets resulting from operations	8,363,929	6,720,845	8,128,322

Increase (decrease) in net assets from capital stock activity	(10,346,569)	(71,158,551)	94,039,062

Proceeds from regulatory settlements (Note 6)	948,682	—	—

Total increase (decrease) in net assets	(1,033,958)	(64,437,706)	102,167,384

Net assets at beginning of year	72,848,776	137,286,482	35,119,098

Net assets at end of year	$71,814,818	$72,848,776	$137,286,482

Undistributed (excess of distributions over) net investment income	$653,561	$(20,593)	$(3,611)

(a)	For the period from November 1, 2011 to August 31, 2012. During the period, the Fund’s fiscal year end was changed from October 31 to August 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Frontier Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2012(a)		Year Ended October 31, 2011		Year Ended October 31, 2010(b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(c)	288,135	3,012,542	461,271	5,033,840	642,410	5,740,063

Fund merger	—	—	—	—	5,110,791	48,422,786

Redemptions	(1,121,463)	(11,559,886)	(1,561,186)	(16,438,748)	(1,343,433)	(12,267,701)

Net increase (decrease)	(833,328)	(8,547,344)	(1,099,915)	(11,404,908)	4,409,768	41,895,148

Class B shares

Subscriptions	1,663	14,061	4,928	46,308	21,229	153,331

Fund merger	—	—	—	—	1,468,228	11,146,753

Redemptions(c)	(185,486)	(1,516,871)	(442,060)	(3,841,259)	(754,829)	(5,385,013)

Net increase (decrease)	(183,823)	(1,502,810)	(437,132)	(3,794,951)	734,628	5,915,071

Class C shares

Subscriptions	101,220	859,877	42,783	375,723	42,750	313,273

Fund merger	—	—	—	—	272,522	2,078,644

Redemptions	(144,959)	(1,187,032)	(224,461)	(1,879,560)	(246,409)	(1,794,368)

Net increase (decrease)	(43,739)	(327,155)	(181,678)	(1,503,837)	68,863	597,549

Class I shares

Subscriptions	—	—	84,843	1,019,190	142,841	1,424,941

Fund merger	—	—	—	—	4,551,713	45,851,271

Redemptions	—	—	(4,708,397)	(55,709,801)	(184,459)	(1,775,185)

Net increase (decrease)	—	—	(4,623,554)	(54,690,611)	4,510,095	45,501,027

Class R shares

Subscriptions	2,761	27,680	3,879	40,734	4,641	42,459

Fund merger	—	—	—	—	341	3,174

Redemptions	(3,308)	(32,954)	(3,024)	(33,000)	(3,871)	(32,974)

Net increase (decrease)	(547)	(5,274)	855	7,734	1,111	12,659

Class R3 shares

Fund merger	—	—	—	—	344	3,201

Redemptions	—	—	—	—	(967)	(9,856)

Net decrease	—	—	—	—	(623)	(6,655)

Class R4 shares

Subscriptions	28	320	20	241	218	2,174

Fund merger	—	—	—	—	13,190	132,625

Redemptions	(1,747)	(20,389)	(838)	(9,737)	(8,777)	(80,442)

Net increase (decrease)	(1,719)	(20,069)	(818)	(9,496)	4,631	54,357

Class R5 shares

Subscriptions	—	—	—	—	6,763	64,192

Fund merger	—	—	—	—	322	3,239

Redemptions	—	—	(82)	(549)	(3)	(25)

Net increase (decrease)	—	—	(82)	(549)	7,082	67,406

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Frontier Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2012(a)		Year Ended October 31, 2011		Year Ended October 31, 2010(b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)

Class Z shares

Subscriptions	126,939	1,506,834	26,515	321,069	254	2,500

Redemptions	(128,339)	(1,450,751)	(7,568)	(83,002)	—	—

Net increase (decrease)	(1,400)	56,083	18,947	238,067	254	2,500

Total net increase (decrease)	(1,064,556)	(10,346,569)	(6,323,377)	(71,158,551)	9,735,809	94,039,062

(a)	For the period from November 1, 2011 to August 31, 2012. During the period, the Fund’s fiscal year end was changed from October 31 to August 31.

(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(c)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Frontier Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended August 31,		Year Ended October 31,
Class A	2012(a)		2011		2010	2009	2008		2007
Per share data
Net asset value, beginning of period	$9.55		$9.71		$8.21	$7.29	$15.63		$14.29

Income from investment operations:

Net investment loss	(0.06)		(0.08)		(0.08)	(0.08)	(0.12)		(0.21)

Net realized and unrealized gain (loss)	1.24		(0.08	)(b)	1.58	1.00	(5.93)		3.18

Total from investment operations	1.18		(0.16)		1.50	0.92	(6.05)		2.97

Less distributions to shareholders:

Net realized gains	—		—		—	—	(2.41)		(1.63)

Total distributions to shareholders	—		—		—	—	(2.41)		(1.63)

Proceeds from regulatory settlements	0.14		—		—	—	0.12		—

Net asset value, end of period	$10.87		$9.55		$9.71	$8.21	$7.29		$15.63

Total return	13.82	%(c)	(1.65%)		18.27%	12.62%	(44.19	%)(c)	22.93%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	1.85	%(e)	1.73%		1.88%	2.62%	2.05%		1.90%

Net expenses after fees waived or expenses reimbursed(f)	1.52	%(e)(g)	1.48	%(g)	1.51%	1.86%	1.97%		1.90%

Net investment loss	(0.71	%)(e)(g)	(0.72	%)(g)	(0.91%)	(0.91%)	(1.13%)		(1.47)%

Supplemental data

Net assets, end of period (in thousands)	$57,896		$58,800		$70,460	$23,380	$25,209		$52,441

Portfolio turnover	163%		72%		160%	162%	156%		116%

Notes to Financial Highlights

(a)	For the period from November 1, 2011 to August 31, 2012. During the period, the Fund’s fiscal year end was changed from October 31 to August 31.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	During the period ended August 31, 2012 and the year ended October 31, 2008, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 1.33% and 0.74%, respectively.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Frontier Fund

Financial Highlights (continued)

	Year Ended August 31,		Year Ended October 31,
Class B	2012(a)		2011		2010	2009	2008		2007
Per share data
Net asset value, beginning of period	$7.56		$7.74		$6.60	$5.90	$13.22		$12.42

Income from investment operations:

Net investment loss	(0.10)		(0.13)		(0.12)	(0.12)	(0.16)		(0.27)

Net realized and unrealized gain (loss)	0.98		(0.05	)(b)	1.26	0.82	(4.85)		2.70

Total from investment operations	0.88		(0.18)		1.14	0.70	(5.01)		2.43

Less distributions to shareholders:

Net realized gains	—		—		—	—	(2.41)		(1.63)

Total distributions to shareholders	—		—		—	—	(2.41)		(1.63)

Proceeds from regulatory settlements	0.11		—		—	—	0.10		—

Net asset value, end of period	$8.55		$7.56		$7.74	$6.60	$5.90		$13.22

Total return	13.10	%(c)	(2.33%)		17.27%	11.86%	(44.62	%)(c)	21.90%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	2.62	%(e)	2.47%		2.61%	3.38%	2.81%		2.66%

Net expenses after fees waived or expenses reimbursed(f)	2.27	%(e)(g)	2.23	%(g)	2.29%	2.63%	2.73%		2.66%

Net investment loss	(1.48	%)(e)(g)	(1.49	%)(g)	(1.69%)	(1.65%)	(1.89%)		(2.23%)

Supplemental data

Net assets, end of period (in thousands)	$2,422		$3,529		$7,000	$1,118	$1,302		$3,365

Portfolio turnover	163%		72%		160%	162%	156%		116%

Notes to Financial Highlights

(a)	For the period from November 1, 2011 to August 31, 2012. During the period, the Fund’s fiscal year end was changed from October 31 to August 31.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	During the period ended August 31, 2012 and the year ended October 31, 2008, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 1.33% and 0.71%, respectively.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Frontier Fund

Financial Highlights (continued)

	Year Ended August 31,		Year Ended October 31,
Class C	2012(a)		2011		2010	2009	2008		2007
Per share data
Net asset value, beginning of period	$7.59		$7.78		$6.63	$5.93	$13.23		$12.42

Income from investment operations:

Net investment loss	(0.10)		(0.12)		(0.12)	(0.12)	(0.15)		(0.27)

Net realized and unrealized gain (loss)	0.99		(0.07	)(b)	1.27	0.82	(4.84)		2.71

Total from investment operations	0.89		(0.19)		1.15	0.70	(4.99)		2.44

Less distributions to shareholders:

Net realized gains	—		—		—	—	(2.41)		(1.63)

Total distributions to shareholders	—		—		—	—	(2.41)		(1.63)

Proceeds from regulatory settlements	0.11		—		—	—	0.10		—

Net asset value, end of period	$8.59		$7.59		$7.78	$6.63	$5.93		$13.23

Total return	13.17	%(c)	(2.44%)		17.35%	11.80%	(44.38	%)(c)	22.00%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	2.60	%(e)	2.48%		2.68%	3.36%	2.81%		2.66%

Net expenses after fees waived or expenses reimbursed(f)	2.27	%(e)(g)	2.23	%(g)	2.27%	2.61%	2.73%		2.66%

Net investment loss	(1.47	%)(e)(g)	(1.47	%)(g)	(1.66%)	(1.66%)	(1.89%)		(2.23%)

Supplemental data

Net assets, end of period (in thousands)	$10,194		$9,341		$10,983	$8,899	$9,493		$3,173

Portfolio turnover	163%		72%		160%	162%	156%		116%

Notes to Financial Highlights

(a)	For the period from November 1, 2011 to August 31, 2012. During the period, the Fund’s fiscal year end was changed from October 31 to August 31.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	During the period ended August 31, 2012 and the year ended October 31, 2008, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 1.33% and 0.72%, respectively.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Frontier Fund

Financial Highlights (continued)

	Year Ended August 31,		Year Ended October 31,
Class I	2012(a)		2011		2010	2009(b)
Per share data
Net asset value, beginning of period	$10.21		$10.35		$8.71	$8.65

Income from investment operations:

Net investment loss	(0.02)		(0.04)		(0.05)	(0.01)

Net realized and unrealized gain (loss)	1.33		(0.10	)(c)	1.69	0.07

Total from investment operations	1.31		(0.14)		1.64	0.06

Proceeds from regulatory settlements	0.15		—		—	—

Net asset value, end of period	$11.67		$10.21		$10.35	$8.71

Total return	14.30	%(d)	(1.35%)		18.83%	0.69%

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed	1.22	%(f)	1.08%		1.13%	1.30	%(f)

Net expenses after fees waived or expenses reimbursed(g)	1.07	%(f)	1.03%		1.06%	1.06	%(f)

Net investment loss	(0.27	%)(f)	(0.33%)		(0.49%)	(0.39	%)(f)

Supplemental data

Net assets, end of period (in thousands)	$16		$14		$47,859	$1,000

Portfolio turnover	163%		72%		160%	162%

Notes to Financial Highlights

(a)	For the period from November 1, 2011 to August 31, 2012. During the period, the Fund’s fiscal year end was changed from October 31 to August 31.

(b)	For the period from August 3, 2009 (commencement of operations) to October 31, 2009.

(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)	During the period ended August 31, 2012, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 1.33%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Frontier Fund

Financial Highlights (continued)

	Year Ended August 31,		Year Ended October 31,
Class R	2012(a)		2011		2010	2009	2008		2007
Per share data
Net asset value, beginning of period	$9.32		$9.50		$8.06	$7.18	$15.47		$14.20

Income from investment operations:

Net investment loss	(0.08)		(0.10)		(0.11)	(0.10)	(0.14)		(0.24)

Net realized and unrealized gain (loss)	1.21		(0.08	)(b)	1.55	0.98	(5.86)		3.14

Total from investment operations	1.13		(0.18)		1.44	0.88	(6.00)		2.90

Less distributions to shareholders:

Net realized gains	—		—		—	—	(2.41)		(1.63)

Total distributions to shareholders	—		—		—	—	(2.41)		(1.63)

Proceeds from regulatory settlements	0.14		—		—	—	0.12		—

Net asset value, end of period	$10.59		$9.32		$9.50	$8.06	$7.18		$15.47

Total return	13.63	%(c)	(1.89%)		17.87%	12.26%	(44.36	%)(c)	22.53%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	2.10	%(e)	1.98%		2.02%	2.90%	2.31%		2.15%

Net expenses after fees waived or expenses reimbursed(f)	1.77	%(e)(g)	1.74	%(g)	1.86%	2.14%	2.23%		2.15%

Net investment loss	(0.96	%)(e)(g)	(0.99	%)(g)	(1.24%)	(1.21%)	(1.39%)		(1.72%)

Supplemental data

Net assets, end of period (in thousands)	$122		$113		$107	$82	$79		$93

Portfolio turnover	163%		72%		160%	162%	156%		116%

Notes to Financial Highlights

(a)	For the period from November 1, 2011 to August 31, 2012. During the period, the Fund’s fiscal year end was changed from October 31 to August 31.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	During the period ended August 31, 2012 and the year ended October 31, 2008, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 1.33% and 0.74%, respectively.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Frontier Fund

Financial Highlights (continued)

	Year Ended August 31,		Year Ended October 31,
Class R4	2012(a)		2011		2010	2009(b)
Per share data

Net asset value, beginning of period	$10.16		$10.31		$8.70	$8.65

Income from investment operations:

Net investment loss	(0.05)		(0.06)		(0.07)	(0.01)

Net realized and unrealized gain (loss)	1.32		(0.09	)(c)	1.68	0.06

Total from investment operations	1.27		(0.15)		1.61	0.05

Proceeds from regulatory settlements	0.15		—		—	—

Net asset value, end of period	$11.58		$10.16		$10.31	$8.70

Total return	13.98	%(d)	(1.46%)		18.51%	0.58%

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed	1.48	%(f)	1.38%		1.41%	1.53	%(f)

Net expenses after fees waived or expenses reimbursed(g)	1.34	%(f)	1.30%		1.36%	1.37	%(f)

Net investment loss	(0.56	%)(f)	(0.54%)		(0.74%)	(0.56	%)(f)

Supplemental data

Net assets, end of period (in thousands)	$37		$50		$59	$10

Portfolio turnover	163%		72%		160%	162%

Notes to Financial Highlights

(a)	For the period from November 1, 2011 to August 31, 2012. During the period, the Fund’s fiscal year end was changed from October 31 to August 31.

(b)	For the period from August 3, 2009 (commencement of operations) to October 31, 2009.

(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)	During the period ended August 31, 2012, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 1.33%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Frontier Fund

Financial Highlights (continued)

	Year Ended August 31,		Year Ended October 31,
Class R5	2012(a)		2011		2010	2009	2008		2007
Per share data
Net asset value, beginning of period	$10.22		$10.34		$8.71	$7.71	$16.30		$14.76

Income from investment operations:

Net investment loss	(0.03)		(0.03)		(0.05)	(0.06)	(0.06)		(0.13)

Net realized and unrealized gain (loss)	1.34		(0.09	)(b)	1.68	1.06	(6.24)		3.30

Total from investment operations	1.31		(0.12)		1.63	1.00	(6.30)		3.17

Less distributions to shareholders:

Net realized gains	—		—		—	—	(2.41)		(1.63)

Total distributions to shareholders	—		—		—	—	(2.41)		(1.63)

Proceeds from regulatory settlements	0.15		—		—	—	0.12		—

Net asset value, end of period	$11.68		$10.22		$10.34	$8.71	$7.71		$16.30

Total return	14.29	%(c)	(1.16%)		18.71%	12.97%	(43.87	%)(c)	23.62%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	1.25	%(e)	1.12%		1.27%	1.88%	1.39%		1.29%

Net expenses after fees waived or expenses reimbursed(f)	1.10	%(e)	1.03%		1.11%	1.68%	1.39%		1.29%

Net investment loss	(0.29	%)(e)	(0.27%)		(0.50%)	(0.55%)	(0.55%)		(0.86%)

Supplemental data

Net assets, end of period (in thousands)	$920		$806		$816	$626	$3,229		$5,467

Portfolio turnover	163%		72%		160%	162%	156%		116%

Notes to Financial Highlights

(a)	For the period from November 1, 2011 to August 31, 2012. During the period, the Fund’s fiscal year end was changed from October 31 to August 31.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	During the period ended August 31, 2012 and the year ended October 31, 2008, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 1.33% and 0.75%, respectively.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia Frontier Fund

Financial Highlights (continued)

	Year Ended August 31,		Year Ended October 31,
Class Z	2012(a)		2011		2010(b)
Per share data

Net asset value, beginning of period	$10.21		$10.35		$9.84

Income from investment operations:

Net investment loss	(0.07)		(0.04)		(0.02)

Net realized and unrealized gain (loss)	1.35		(0.10	)(c)	0.53

Total from investment operations	1.28		(0.14)		0.51

Proceeds from regulatory settlements	0.15		—		—

Net asset value, end of period	$11.64		$10.21		$10.35

Total return	14.01	%(d)	(1.35%)		5.18%

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed	1.48	%(f)	1.48%		2.03	%(f)

Net expenses after fees waived or expenses reimbursed(g)	1.28	%(f)(h)	1.22	%(i)	1.26	%(f)

Net investment loss	(0.70	%)(f)(h)	(0.38	%)(i)	(2.06	%)(f)

Supplemental data

Net assets, end of period (in thousands)	$207		$196		$3

Portfolio turnover	163%		72%		160%

Notes to Financial Highlights

(a)	For the period from November 1, 2011 to August 31, 2012. During the period, the Fund’s fiscal year end was changed from October 31 to August 31.

(b)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)	During the period ended August 31, 2012, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 1.33%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)	The benefits derived from expense reductions had an impact of 0.01%.

(i)	The benefits derived from expense reductions had an impact of 0.02%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia Frontier Fund

Notes to Financial Statements

August 31, 2012

Note 1. Organization

Columbia Frontier Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from October 31 to August 31.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Effective May 31, 2012, the Fund is closed to new investors and new accounts, subject to certain limited exceptions.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges.

Class R5 shares are not subject to sales charges.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close

Annual Report 2012	27

Columbia Frontier Fund

Notes to Financial Statements (continued)

August 31, 2012

of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

28	Annual Report 2012

Columbia Frontier Fund

Notes to Financial Statements (continued)

August 31, 2012

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective July 1, 2011, the investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.79% to 0.70% as the Fund’s net assets increase. Prior to July 1, 2011, the investment management fee was equal to a percentage of the Fund’s average daily net assets that declined from 0.885% to 0.79% as the Fund’s net assets increased.

Annual Report 2012	29

Columbia Frontier Fund

Notes to Financial Statements (continued)

August 31, 2012

For the period ended August 31, 2012, the annualized effective investment management fee rate was 0.79% of the Fund’s average daily net assets. For the year ended October 31, 2011, the effective investment management fee rate was 0.86% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. For the period ended August 31, 2012 and the year ended October 31, 2011, the annualized effective administration fee rate was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period ended August 31, 2012 and the year ended October 31, 2011, other expenses paid to this company were $1,460 and $1,303, respectively.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

The Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period Ended August 31, 2012 (%)	Year Ended October 31, 2011 (%)
Class A	0.39	0.37
Class B	0.41	0.37
Class C	0.38	0.37
Class R	0.38	0.37
Class R4	0.02	0.02
Class R5	0.03	0.00	*
Class Z	0.34	0.35

*	Rounds to less than 0.01%

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At August 31, 2012, the Fund’s total potential future obligation over the life of the Guaranty is $38,782. The liability remaining at August 31, 2012 for non-recurring charges associated with the lease amounted to $21,742 and is recorded as a part of payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of

30	Annual Report 2012

Columbia Frontier Fund

Notes to Financial Statements (continued)

August 31, 2012

small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations.

For the period ended August 31, 2012 and the year ended October 31, 2011, these minimum account balance fees reduced total expenses by $5,534 and $7,265, respectively.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $308,000 and $1,311,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $29,933 for Class A, $1,559 for Class B and $215 for Class C shares for the period ended August 31, 2012 and $42,428 for Class A, $3,087 for Class B and $311 for Class C shares for the year ended October 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective January 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.53%
Class B	2.28
Class C	2.28
Class I	1.08
Class R	1.78
Class R4	1.38
Class R5	1.13
Class Z	1.28

During the period January 1, 2011 through December 31, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.47%
Class B	2.22
Class C	2.22
Class I	1.02
Class R	1.72
Class R4	1.32
Class R5	1.07
Class Z	1.22

Prior to January 1, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian,

Annual Report 2012	31

Columbia Frontier Fund

Notes to Financial Statements (continued)

August 31, 2012

did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.51%
Class B	2.29
Class C	2.28
Class I	1.06
Class R	1.86
Class R4	1.36
Class R5	1.11
Class Z	1.26

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, foreign currency transactions, investments in partnerships, passive foreign investment company (PFIC) holdings, re-characterization of real estate investment trust (REIT) distribution. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$1,193,824
Accumulated net realized loss	(266,758)
Paid-in capital	(927,066)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

For the period ended August 31, 2012 and the years ended October 31, 2011 and 2010, there were no distributions.

At August 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$788,681
Undistributed accumulated long-term gain	—
Accumulated realized gain/loss	(17,133,916)
Unrealized appreciation/depreciation	1,625,098

At August 31, 2012, the cost of investments for federal income tax purposes was $83,065,090 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$4,537,508
Unrealized depreciation	(2,896,821)
Net unrealized appreciation	$1,640,687

The following capital loss carryforward, determined at August 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	2,188,141
2018	14,945,775
Total	17,133,916

For the period ended August 31, 2012, $3,883,067 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $116,131,156 and $124,252,334, respectively, for the period ended August 31, 2012.

Note 6. Regulatory Settlements

During the period ended August 31, 2012, the Fund received $948,682 as a result of a regulatory settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party

32	Annual Report 2012

Columbia Frontier Fund

Notes to Financial Statements (continued)

August 31, 2012

relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in “Proceeds from regulatory settlements” in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the period ended August 31, 2012 and the year ended October 31, 2011, is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At August 31, 2012, securities valued at $12,562,690 were on loan, secured by cash collateral of $12,818,399 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

In September 2012, the Board voted to cease securities lending by or on December 31, 2012.

Note 8. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At August 31, 2012, one unaffiliated shareholder account owned 10.5% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Annual Report 2012	33

Columbia Frontier Fund

Notes to Financial Statements (continued)

August 31, 2012

The Fund had no borrowings during the period ended August 31, 2012 and the year ended October 31, 2011.

Note 11. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

In September 2012, the Board of Trustees approved a proposal to merge the Fund into Columbia Small Cap Growth Fund I. Shareholders of the Fund will vote on the proposed merger at a special meeting of shareholders to be held during the first half of 2013.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

34	Annual Report 2012

Columbia Frontier Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II

and the Shareholders of Columbia Frontier Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Frontier Fund (the “Fund”) (a series of Columbia Funds Series Trust II) at August 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statement of operations, statements of changes in net assets and the financial highlights of the Fund for the periods ended October 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

October 22, 2012

Annual Report 2012	35

Columbia Frontier Fund

Supplemental Information

(Unaudited)

Change in Independent Registered Public Accounting Firm

At a meeting held on June 14, 2012, the Board, upon recommendation of the Audit Committee, approved the replacement of Ernst & Young LLP (Ernst & Young) as the independent registered public accounting firm for the Fund and certain other funds in the Columbia Family of Funds (collectively, the Funds) and appointed PricewaterhouseCoopers LLP (PwC). PwC’s engagement was effective at the completion of Ernst & Young’s audits of the financial statements of Funds with fiscal period ended July 31, 2012. The Fund did not consult with PwC during the fiscal years ended October 31, 2011 and 2010 and through the June meeting.

Ernst & Young’s reports on the financial statements of the Fund as of and for the fiscal years ended October 31, 2011 and 2010 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through the June meeting, there were no: (1) disagreements between the Fund and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports, or (2) reportable events.

36	Annual Report 2012

Columbia Frontier Fund

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended August 31, 2012

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2012	37

Columbia Frontier Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since January 2006 for RiverSource Funds and since June 2011 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since July 2007 for RiverSource Funds and since June 2011 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	156	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Board member since June 2011 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since November 2004 for RiverSource Funds and since June 2011 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None

38	Annual Report 2012

Columbia Frontier Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Board member since June 2011 for RiverSource Funds and since January 2005 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance) from September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since January 2007, Board member for RiverSource Funds since January 2002 and since June 2011 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Valmont Industries, Inc. (manufactures irrigation systems)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since November 2011 for RiverSource Funds and since June 2011 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since November 2008 for RiverSource Funds and since June 2011 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Board member since June 2011 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since November 2002 for RiverSource Funds and since June 2011 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Annual Report 2012	39

Columbia Frontier Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Board member since June 2011 for RiverSource Funds and since January 2008 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since November 2011 for RiverSource Funds and since June 2011 for Nations Funds; Senior Vice President since 2002	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors Inc. since 2006	208	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

40	Annual Report 2012

Columbia Frontier Fund

Trustees and Officers (continued)

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since May 2010 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since December 2006 for RiverSource Funds and May 2010 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since January 2011 and Chief Financial Officer since April 2011 RiverSource Funds and Treasurer since March 2011 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since December 2006 and Assistant Secretary since June 2011 for RiverSource Funds and Senior Vice President and Chief Legal Officer since May 2010 and Assistant Secretary since June 2011 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since May 2010 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since March 2012	Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since April 2011 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Annual Report 2012	41

Columbia Frontier Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since April 2011 for RiverSource Funds and March 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since April 2011 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since June 2011 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since April 2011 and Vice President since March 2011 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since April 2011 and Assistant Secretary since November 2008 for RiverSource Funds and May 2010 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008-November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005-July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since April 2011 and Assistant Secretary since May 2010 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

42	Annual Report 2012

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Annual Report 2012	43

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44	Annual Report 2012

Columbia Frontier Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	45

Columbia Frontier Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

SL-9904 E (10/12)

Item 2.	Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael and William A. Hawkins, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Boudreau, Ms. Carlton, Mr. Carmichael and Mr. Hawkins are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4.	Principal Accountant Fees and Services.

Fee information below is disclosed for the three series of the registrant whose report to stockholders is included in this annual filing. One series changed their fiscal year end during the period effective August 31, 2012, from October 31. The fees presented for 2012 represent the fiscal year ended August 31, 2012 for two series and the ten month period ended August 31, 2012 for one series. The fees presented for 2011 include information for the fiscal year ended August 31, 2011 for two series and October 31, 2011 for one series. Also, during the period, the registrant had a change in independent accountant.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the period ended August 31, 2012 and the indicated 2011 fiscal years are approximately as follows:

2012	August 31, 2011 (for two series)	October 31, 2011 (for one series)
$77,100	$46,600	$20,100

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the period ended August 31, 2012 and the indicated 2011 fiscal years are approximately as follows:

2012	August 31, 2011 (for two series)	October 31, 2011 (for one series)
$1,100	$3,400	$1,200

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal period 2012 and the 2011 fiscal years, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports and fund accounting and custody conversions. The 2011 fiscal years also includes Audit-Related Fees for the transfer agent 17Ad-13 review and consents for new share classes.

The fees for the period ended August 31, 2012 and the indicated 2011 fiscal years shown below for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee related to an internal controls review in 2012 and 2011 and review of yield calculations in 2012 were as follows:

2012	August 31, 2011 (for two series)	October 31, 2011 (for one series)
$200,800	$156,000	$185,800

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the period ended August 31, 2012 and the indicated 2011 fiscal years are approximately as follows:

2012	August 31, 2011 (for two series)	October 31, 2011 (for one series)
$9,900	$6,700	$3,200

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

The fees for the period ended August 31, 2012 and the indicated 2011 fiscal years shown below, for tax services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee related to a subscription to a tax database in 2012 and 2011 and tax consulting services in 2011 were as follows:

2012	August 31, 2011 (for two series)	October 31, 2011 (for one series)
$121,500	$124,600	$94,600

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the period ended August 31, 2012 and the indicated 2011 fiscal years are approximately as follows:

2012	August 31, 2011 (for two series)	October 31, 2011 (for one series)
$0	$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the period ended August 31, 2012 and the indicated 2011 fiscal years are approximately as follows:

2012	August 31, 2011 (for two series)	October 31, 2011 (for one series)
$0	$0	$0

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant

(“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. As set forth in this Fund Policy, a service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund Officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval.

This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the types of services that the independent accountants will be permitted to perform.

The Fund’s Treasurer or other Fund Officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services with forecasted fees for the annual period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor with actual fees during the current reporting period.

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(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the period ended August 31, 2012 and the indicated 2011 fiscal years was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the period ended August 31, 2012 and the indicated 2011 fiscal years are approximately as follows:

2012	August 31, 2011 (for two series)	October 31, 2011 (for one series)
$6,222,800	$1,966,500	$2,562,000

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer
Date October 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer
Date October 30, 2012

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer
Date October 30, 2012